UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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F.N.B. Corporation
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From the Chairman, President and Chief Executive Officer

March 29, 2024

Dear Shareholder:

We will hold our Annual Meeting of Shareholders at 8:30 AM, Eastern Time, on Wednesday, May 8, 2024. This year’s Annual Meeting of Shareholders will be held in an interactive, virtual-only format through a live webcast. We will provide the webcast of the Annual Meeting at www.virtualshareholdermeeting.com/FNB2024. The Virtual Annual Meeting presentation will be available online during the meeting and, during the 30 days following the meeting, a replay of the meeting will be posted on F.N.B. Corporation’s website at www.fnb-online.com/investors. For further information about how to participate in the virtual meeting, please see Accessing Our Annual Meeting which is located immediately before the Proxy Statement Table of Contents.

Agendas

At our Annual Meeting, our shareholders will act on the following matters: (i) election of 11 director-nominees named in the accompanying Proxy Statement to our Board of Directors; (ii) adoption of an advisory resolution to approve the 2023 compensation of our named executive officers; (iii) approval and adoption of the Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan; (iv) ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024; and (v) any other matter that is properly presented at our Annual Meeting in compliance with our bylaws.

Your Vote is Important

Your vote is important regardless of how many shares of F.N.B. Corporation stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each.

Whether or not you plan to log in to our Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope we have provided to permit your shares to be represented at our Annual Meeting. Alternatively, you may vote by the Internet, by our QR Code feature or by telephone simply by following the instructions on your proxy card. By voting now, your vote will be counted even if you are unable to log in to our Annual Meeting.

Please indicate on the card whether you plan to log in to our Annual Meeting. If you participate and wish to vote at our virtual Annual Meeting, you may withdraw your proxy at that time.

As always, our directors, management and employees thank you for your continued interest in and support of F.N.B. Corporation. Vincent J. Delie, Jr. Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date	May 8, 2024

Time	8:30 AM Eastern Time

Virtual Meeting	This year’s meeting is a virtual-only shareholders meeting that can be accessed at www.virtualshareholdermeeting.com/FNB2024. You will not be able to attend the Annual Meeting in person.

Record Date	Only shareholders of record at the close of business on March 6, 2024, are entitled to receive notice of, and to vote at, the Annual Meeting.

We are requesting your vote on the following matters:

Items of Business

Proposal		F.N.B. Recommendation	More Information

1	To elect the 11 nominees named in this Proxy Statement to serve on our Board of Directors until the 2025 Annual Meeting.	FOR each nominee	Begin on Page 7
2	To adopt an advisory resolution for approval of the 2023 compensation of our named executive officers as disclosed in this Proxy Statement.	FOR	Page 36
3	To approve and adopt the Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan.	FOR	Page 97
4	To ratify the appointment of Ernst & Young LLP as our independent public accounting firm for 2024	FOR	Page 105

Meeting Details

See Accessing Our Annual Meeting beginning on the next page and About Our Annual Meeting beginning on Page 108.

Proxy Voting

Make your vote count. Please vote your shares promptly to allow for the presence of a quorum during the Annual Meeting. Voting your shares now via the Internet, or by QR code, by telephone, or by signing, dating and returning the enclosed proxy card or voting instruction form will save the expense of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope with postage prepaid if mailed in the U.S. Submitting your proxy now will not prevent you from voting your shares during the Annual Meeting, as your proxy is revocable at your option.

Vote by Internet at www.proxyvote.com.	Vote by QR Code by scanning the QR Code on your proxy card with your mobile device.	Vote by telephone at 1-800-690-6903.	Complete, sign, date and return the enclosed proxy card in the envelope provided.

Attend the Annual Meeting

May 8, 2024 8:30 AM Eastern Time	This year’s meeting is a virtual-only shareholders meeting at www.virtualshareholdermeeting.com/FNB2024 You will not be able to attend the Annual Meeting in person

BY ORDER OF THE BOARD OF DIRECTORS,

James G. Orie

Chief Legal Officer and Corporate Secretary

March 29, 2024

OUR NOTICE OF ANNUAL MEETING, 2024 PROXY STATEMENT, 2023 ANNUAL REPORT AND 2023 FORM 10-K ARE AVAILABLE AT http://materials.proxyvote.com/302520

2024 Proxy Statement i

Questions and Answers

Please see “About Our Annual Meeting” in Annex A (beginning A-1) for important information about our 2024 Annual Meeting of Shareholders proxy materials, voting, F.N.B. Corporation documents, communications and deadlines to submit shareholder proposals and Director nominees for the 2025 Annual Meeting of Shareholders and questions to be presented at the Annual Meeting. Should you have questions concerning these proxy materials or our Annual Meeting or should you wish to request additional copies of this Proxy Statement or proxy card, you may contact our Corporate Secretary at (888) 981-6000 and ask to be connected to extension 9833435.

Cautionary Information and Forward-Looking Statements

Certain statements contained in the F.N.B. Corporation 2024 Proxy Statement (Proxy Statement) may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act, including statements about our future financial performance and business and environmental, social and governance (ESG) information, which may evolve over time. We use words such as “anticipates,” “believes,” “expects,” “intends,” and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations, plans or forecasts, are not guarantees of future results or performance, involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and often beyond our control and are inherently uncertain. Actual outcomes and results may differ materially from those expressed in, or implied by, forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider the uncertainties and risks discussed in our 2023 Annual Report on Form 10-K (2023 Form 10-K) and subsequent Securities and Exchange Commission (SEC) filings. We undertake no obligation to update or revise any forward-looking statements.

Links to websites included in this Proxy Statement are provided solely for convenience purposes. Content on the websites, including content on the F.N.B. Corporation website, is not, and shall not deem to be, part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.

This Proxy Statement contains certain statements regarding ESG information, references, and opinions, including our ESG strategies, initiatives, metrics, aspirations, targets, goals and commitments. Such statements regarding ESG are not guarantees or promises that such metrics, goals or commitments will be met and are based on current goals, estimates, assumptions, developing standards and methodologies and currently available data, which continue to evolve and develop. Information about our corporate sustainability efforts will be further detailed in our 2024 Corporate Responsibility Report that will be available at a later date in 2024. You may access the weblink to the F.N.B. Corporation 2023 Corporate Responsibility Report in Annex C.

 ii F.N.B. Corporation

Accessing Our Annual Meeting

When and where is the 2024 F.N.B. Corporation Annual Meeting?

We will hold our Annual Meeting of Shareholders at 8:30 AM, Eastern Time, on Wednesday May 8, 2024. This year’s Annual Meeting of Shareholders will be held in a virtual format through a live webcast. We will provide the webcast of the Annual Meeting at www.virtualshareholdermeeting.com/FNB2024.

Even if you currently plan to virtually attend our Annual Meeting, we recommend that you vote in advance of the meeting by any of the applicable methods described in the response to the question, “How do I vote?” in About Our Annual Meeting so that your vote will be counted at our Annual Meeting if you decide not to access the meeting.

This Proxy Statement includes information about our virtual meeting format and the proposals to be considered at the meeting and explains the voting process. We encourage you to read it carefully.

Why is F.N.B. Corporation holding its Annual Meeting virtually?

The Board has decided on a virtual Annual Meeting format since it will provide shareholders with a level of interactivity and transparency equivalent to the traditional in-person meeting format and permits shareholders to engage in the meeting by:

•	Submitting appropriate questions in advance of the meeting to allow thoughtful responses from management and the Board;

•	Submitting appropriate questions in real-time via the meeting website;

•	Answering as many questions as possible submitted in accordance with the meeting rules of conduct in the time allotted for the meeting; and

•	Publishing a replay of the virtual meeting on our website promptly following the conclusion of the meeting.

How can I participate in the virtual Annual Meeting?

As permitted by our bylaws and based on positive shareholder feedback regarding our virtual Annual Meetings held between 2020 and 2023, our 2024 Annual Meeting of Shareholders will be a virtual-only meeting held via webcast and will only be accessible at www.virtualshareholdermeeting.com/FNB2024 by F.N.B. Corporation shareholders, or their duly appointed proxies, of record as of March 6, 2024. We will use software that verifies the identity of each participating shareholder and grants similar access rights as an in-person meeting. During the meeting, you will participate in an audio webcast as a “listen only” participant.

We want to permit shareholders to have rights and opportunities to participate as they would have at an in-person meeting, including the ability to vote shares electronically and submit questions either in advance or during the meeting, as well as having full access to the meeting and management presentations. All members of the Board and all executive officers are expected to join the Annual Meeting. You may vote your shares and will have the opportunity to submit questions during the meeting. Please be aware of Annual Meeting Rules of Conduct and Procedures that apply to all participating shareholders, which will be available on the Annual Meeting website at www.virtualshareholdermeeting.com/FNB2024.

For more information concerning the conduct of our Annual Meeting, please refer to About Our Annual Meeting in this Proxy Statement.

Proxy Statement

One North Shore Center

12 Federal Street

Pittsburgh, PA 15212

Proxy Statement

Our Proxy Statement contains information relative to our 2024 Annual Meeting of Shareholders (Annual Meeting) to be held on Wednesday, May 8, 2024, beginning at 8:30 AM, Eastern Time (ET). This year’s Annual Meeting will be held in an interactive, virtual-only format through a live webcast. We will provide the webcast of the Annual Meeting at www.virtualshareholdermeeting.com/FNB2024.

The Annual Meeting presentation will be available online during the meeting and, during the 30 days following the meeting, a replay of the meeting will be posted on FNB’s website at www.fnb-online.com/investors. For further information on how to participate in the meeting, please see Accessing Our Annual Meeting and About Our Annual Meeting in this Proxy Statement. This Proxy Statement also relates to any adjournment of our Annual Meeting. This Proxy Statement was prepared under the direction of the F.N.B. Corporation Board of Directors to solicit your proxy for use at the Annual Meeting.

Our Proxy Statement and proxy voting card became available on March 29, 2024, and on that date, we commenced the mailing and distribution of our Proxy Statement and the accompanying proxy card to our shareholders of record as of March 6, 2024. We will bear all costs of preparing and distributing our proxy materials to our shareholders. We will, upon request, reimburse brokers, nominees, fiduciaries, custodians and other record holders for their reasonable expenses in forwarding our proxy materials to beneficial owners.

Throughout this Proxy Statement, we summarize, describe or make references to various F.N.B. Corporation corporate governance documents, committee charters, ethical codes and policies. Should you desire to review these corporate governance documents and policies, you will find the corresponding weblink for each under Annex C.

We use the following terms in this Proxy Statement:

•	“We,” “us,” “our,” “FNB,” “Company,” or “Corporation” means F.N.B. Corporation and its subsidiaries and affiliates;

•	“Board” means the joint F.N.B. Corporation and First National Bank of Pennsylvania Boards of Directors;

•	“FNBPA” or “Bank” means First National Bank of Pennsylvania, our bank subsidiary;

•	“CEO” means Chief Executive Officer; and

•	“NEO” means Named Executive Officer.

2024 Proxy Statement 1

Summary

Highlights of Superior Governance Practices

Our governance practices promote Board effectiveness and the interests of shareholders. These practices adhere to widely recognized public company best practices and are described in additional detail under the Foundational Governance Principles discussion in the Corporate Governance section of this Proxy Statement. Access to the corporate governance policies, guidelines and other documents can be found on our website at www.fnb-online.com/governance (see also Annex C).

2 F.N.B. Corporation

Summary

Robust Shareholder Engagement Program

Annual Engagement With Shareholders

•  In 2023 and the first quarter of 2024, we held over 135 shareholder engagements with investors. This included in-person and virtual meetings, phone calls and conferences.

•  ESG-related engagement was offered to shareholders owning, in the aggregate, more than 76% of our outstanding shares.

Broad Scope Discussions

FNB tailors its engagements by aligning discussion topics with shareholders’ interests, including, but not limited to:

•  Board and Corporate Governance

•  Executive Compensation

•  Financial Performance and Business Strategy

•  ESG matters, including human capital, environmental sustainability and risk management, and cybersecurity

•  Enhanced Proxy Statement disclosures regarding governance, compensation and other matters

•  Changes to governance and compensation practices

Responsive to Shareholder Feedback	• Informs Board decisions on corporate responsibility, governance and compensation matters, and enhances company disclosures and practices regarding such matters.

2023-2024 Shareholder-Proxy Advisor Engagement Feedback

Shareholder/Proxy Advisor Feedback	FNB Disclosure Updates

Board and Corporate Governance • Board composition considerations – skills, experience, diversity, tenure, refreshment, and self-assessment

See the following sections of the Proxy Statement for disclosures responsive to feedback:

•  Board Refreshment and Self Assessment: Board Succession, Refreshment and Self Assessment Processes; Board Qualifications – FNB Board Skill Matrix and Biographical Information of Director-Nominees; Board Tenure - Proposal 1. Election of Board of Directors

• Proxy access	• See FNB bylaws

Executive Compensation • NEO employment agreements

For detailed discussion, please see Say-on-Pay Support and Shareholder Engagement in the Compensation Discussion and Analysis (CD&A). No FNB NEO has an employment agreement with a single trigger change in control feature.

ESG Matters Requested additional information around: • Board oversight of ESG

For detailed discussion on the following, please see:

•  Board and committee oversight of ESG matters: ESG Highlights - ESG Structure; 2023 F.N.B. Corporation Corporate Responsibility Report (additional information will be disclosed in the 2024 F.N.B. Corporate Responsibility Report to be published later in 2024)

• Employee matters, such as employee attraction, retention, and diversity and inclusion

•  Employee matters: 2023 F.N.B. Corporation Corporate Responsibility Report (additional information will be disclosed in the 2024 F.N.B. Corporation Corporate Responsibility Report to be published later in 2024) and Human Capital discussion in FNB 2023 Form 10-K

• Cybersecurity risk management oversight	• Cybersecurity oversight: See discussion in the proxy statement in section, Cybersecurity Risk Management Protocols

2024 Proxy Statement 3

Summary

ESG Highlights

The Board remains continually vigilant regarding the Company’s longstanding commitment to create long-term value for our shareholders while overseeing FNB’s commitment to maintaining a culture and work environment focused on the health, safety, equality and dignity of all employees, addressing consumer needs, helping businesses thrive and prosper, becoming an integral part of and investing in the welfare of our communities, including responsible and affordable products for historically underserved neighborhoods and communities, and promoting a cleaner and sustainable environment. We believe our four primary focus areas highlighted below, along with the corporate responsibility strategies detailed in the 2023 F.N.B. Corporation Corporate Responsibility Report (refer to weblink in Annex C) best illustrate multiple ways in which our corporate culture and commitment embraces impactful strategies and tactics that benefit all of our ESG stakeholders.

Environmental Stewardship	Human Capital Management	Community Investment	Business and Consumer Commitment

We have been intentional about lowering our environmental impact and mitigating, including carbon emissions, through implementation of sustainability strategies for our Company communities and employees and offer products to enable our clients to pursue responsible and sustainable environmental plans.

We strive to build a diverse workforce where employees receive competitive compensation and benefits, equal opportunities, a strong sense of belonging while cultivating a work environment where all our employees learn, grow, advance, and prosper as contributing members of FNB’s success and being integral participants in our communities.

We value being a good corporate citizen and we aim to improve the quality of life in the communities we serve, including our employees’ broad-based commitment to volunteering opportunities, our substantial investments in our communities that have been historically underserved, and deploying vendor practices which advance opportunities for women and minority businesses.

We help consumers, small businesses, commercial customers, and wealth clients achieve economic success and financial security by engaging in equitable and responsible practices and by maintaining mutually beneficial relationships based on trust, integrity, equality, and fairness. We ensure that our specially tailored financial products and services remain affordable and appropriate for all our clients and serve as the foundation for homeownership, small and medium size business financial success and wealth building.

4 F.N.B. Corporation

Summary

The following chart highlights the breadth and scope of our ESG strategies and related plans that impact our various stakeholders:

2024 Proxy Statement 5

Summary

In view of the complexity, breadth, and diversity of the Board’s ESG oversight responsibilities, the Board has assigned principal oversight of ESG to the Nominating and Corporate Governance Committee while also delegating to each Company standing Board committee ESG review and oversight responsibility relative to topics ancillary to each committee’s relevant expertise. We believe the design of FNB’s ESG structure promotes an appropriate level of Board oversight of FNB’s ESG strategies, plans and initiatives, while maintaining its principal focus of driving long-term shareholder value:

ESG STRUCTURE

BOARD LEVEL

FNB employs a mix of Board and Board Committee oversight, with the Nominating and Corporate Governance Committee assigned principal oversight, while also leveraging the expertise of its other standing committees on ESG matters relative to each committee’s expertise.

EXECUTIVE LEADERSHIP

The CEO and executive management develop, implement, support, advance and monitor FNB’s ESG strategies and initiatives.

CORPORATE RESPONSIBILITY GROUP

FNB’s Director of Corporate Responsibility spearheads the cross-functional ESG group, consisting of representatives from critical support functions and business groups, which collaborate, monitor, plan and report to the Board and executive management on ESG and diversity/inclusion strategies and initiatives.

BUSINESS AND SUPPORT AREAS

Execution of FNB’s ESG strategies is the responsibility of business and support areas and lines of business which have a role in FNB’s ESG performance.

Additional information about our corporate responsibility and sustainability strategies and tactics will be further detailed in our 2024 Corporate Responsibility report that will be available at a later date in 2024. You may access the weblink to the F.N.B. Corporation 2023 Corporate Responsibility Report in Annex C.

6 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

PROPOSAL 1. ELECTION OF OUR BOARD OF DIRECTORS

The FNB Board has been deliberate in cultivating and maintaining a Board that possesses the proper mix of skills, expertise and experience to enable it to effectively fulfill the Board’s myriad fiduciary oversight responsibilities, including FNB’s long-term shareholder value creation strategies. We are asking shareholders to elect the 2024 nominees named in this Proxy Statement and listed in the “Nominees for Election” table to serve on the FNB Board of Directors until the 2025 Annual Meeting of Shareholders or until each of their successors have been duly elected and qualified. In addition to all our outside directors being independent (our CEO Delie being the only non-outside director), our director-nominee candidates for election at our Annual Meeting are a highly-qualified group of individuals who collectively possess diverse backgrounds and perspectives, skills and experience consistent with our Board Composition Criteria (described under Criteria and Considerations for Recommending Director - Nominees), and the requisite leadership, risk management and strategic planning qualifications uniquely aligned with FNB’s business and risk management strategies that are necessary to oversee FNB’s management, financial performance, risk management and business operations (see Biographical Information of Director-Nominees and FNB Board Skill Matrix (Director Skill Matrix)). Our Board has determined to set the number of directors, as of the 2024 Annual Meeting, at 11.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES

The Nominating and Governance Committee’s assessment of each director’s effectiveness and contributions to the Board avoids an overly mechanistic approach that potentially could deprive FNB of directors who possess valuable and, oftentimes, deeper and irreplaceable knowledge and experience gained from varying economic cycles, banking industry crises, and challenging regulatory landscapes that have impacted the financial services industry and that the Company has encountered over an extended period of time. Moreover, the Board and Nominating and Corporate Governance Committee consider important, intangible attributes, such as proactive engagement, judicious foresight and understanding of FNB’s culture and values that enable a director to contribute to the Board’s ability to operate effectively and engage in prudent governance and decision-making processes. The Nominating and Governance Committee’s and the Board’s nomination of a longer-tenured director reflects, in each case, the determination that such director continues to exhibit strong independence and a willingness to challenge management when necessary, while recognizing that such director possesses a unique perspective and insight that complements the fresher approaches of the lesser-tenured Board members. The Board believes its flexible approach to considering re-nomination of longer-tenured directors results in a more balanced Board from a succession planning and tenure perspective. Consequently, the Board and Nominating and Corporate Governance Committee believe that certain qualified longer-tenured directors possess unique perspectives regarding emerging challenges and risks since they possess a broader understanding of the significant historical, financial, economic, regulatory and other complex issues that have plagued the financial services industry, thereby making such directors indispensable in providing insight into the Company’s strategies and responses to industry-related crises. Conversely, while recognizing the values, perspectives and experience of certain longer-tenured directors, the Board understands that a static board lacking periodic refreshment is not in the best interests of shareholders. The Nominating and Corporate Governance Committee and the Board engage in careful discussions and deliberations for purposes of maintaining an appropriate mix of lesser- and longer-term directors. Notably, in the prior ten (10) years there has been a turnover of ten (10) FNB directors.

Our Board and Nominating and Corporate Governance Committee’s consideration of individual director tenures remains an iterative process which entails careful and objective deliberation as to whether each longer-tenured director continues to consistently demonstrate the requisite independent attributes and commitment required to objectively oversee and, when necessary, challenge management in furtherance of shareholder interests.

In view of feedback received from a proxy advisory firm and certain institutional shareholder policies concerning director tenure, in 2023 our Nominating and Corporate Governance Committee sought to gain a broader

2024 Proxy Statement 7

Proposal 1. Election of Our Board of Directors

perspective on the implications of longer-term directors through examination of recent relevant academic studies and our internal risk management study focused on the 2023 disruptions in the financial services industry. Significantly, the results of an important study published in December 2021, based on 15 years of data derived from 1,500 S&P companies, found that companies with longer-term directors perform better than boards composed of lesser-tenured directors, particularly for companies similar to FNB, which have complex operations and are in a more mature stage of their life cycle. (Long-tenured independent directors and firm performance, Strategic Management Journal, Volume 43, Issue 8, August 2022, pages 1602-1634) Also, consistent with its governance risk management responsibilities, the Nominating and Corporate Governance Committee reviewed the board structure and composition of the three large financial institutions which failed in early 2023 and a fourth bank on the FDIC watch list. This analysis found in each case that the failed and problem financial institutions were composed of directors with significantly limited tenures as compared to industry director terms and FNB’s directors’ tenures. The Nominating and Governance Committee and the Board concluded these perspectives on director tenures were instructive in its deliberations and considerations on director nominations, particularly in view of the complexity and volatility of the economic, financial, and regulatory issues historically impacting the financial services industry.

We do not know of any reason why any nominee named in this Proxy Statement would be unable to serve as a director if elected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as may be nominated in accordance with our bylaws. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Each nominee for election as a director was elected as a director at our 2023 Annual Meeting. No director or nominee has a family relationship to any other director-nominee for director or executive officer.

8 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

Criteria and Considerations for Recommending Director-Nominees

The Nominating and Corporate Governance Committee assists the Board with reviewing and evaluating individuals who are qualified to become FNB Board members. The committee’s evaluative process entails consideration of our Board-approved director qualification criteria set forth in our F.N.B. Corporation Corporate Governance Guidelines, application of our Director Skill Matrix (see Biographical Information of Director-Nominees and FNB Board Skill Matrix), and “Board Composition Criteria” described below to make its determinations relative to recommending director-nominees at Annual Meetings and filling vacancies on the Board. Directors chosen to fill vacancies will hold office for a term expiring at the end of the next Annual Meeting.

The Nominating and Corporate Governance Committee will evaluate all qualified candidates suggested by the Board Chair or other sources utilized by FNB to identify a diversified pool of potential new director candidates, or any persons recommended for nomination by a shareholder made in accordance with the Company’s advance notice bylaw provision. For information about recommending a candidate for nomination as a director, see Shareholder Proposals and Nominations for the 2025 Annual Meeting.

Board Composition Criteria

Commitment to Shareholders’ Interests

Each director’s strong commitment to fulfilling their fiduciary duties through the diligent pursuit of the shareholders’ long-term interests, as evidenced by their meeting attendance and allocation of time to Board and Company matters and their adherence to the Investor Stewardship Group Principles (see Corporate Governance-Principles).

Professional Background and Experience	The individual’s specific experience, background and education, as they pertain to the Director Skill Matrix.

Leadership Roles

The individual’s sustained record of substantial accomplishments and leadership in executive, C-suite, senior-level management, entrepreneurship and/or policy-making positions in finance, law, business, government, education, technology or not-for-profit enterprises, as well as public company board experience and prior FNB board experience.

Judgement and Gravitas

The individual’s seriousness of purpose in evaluating complex business issues, willingness to confront challenging circumstances and ability to exhibit sound judgments including, when necessary, constructively challenging management’s recommendations and actions.

Diversity

The individual’s contribution to the diversity of the Board including differences of viewpoints, professional experience, education, skills and demographic considerations, such as race, gender and ethnicity, as well as the variety of personal attributes and life experiences that add to the Board’s collective strength and perspectives. Rather than limit director nomination and recruitment considerations to a standard template based solely on identity- and social-based differences, FNB embraces a broader view of diversity which considers social (gender, race, ethnicity, etc.) identities alongside skills, experiences, thinking styles, interests and values—all of which serve as the foundation for a more representative dynamic, and inclusive Board.

Character and Integrity

The individual’s commitment to ethical conduct and demonstration of character and integrity, along with the requisite interpersonal skills to work with other directors on our Board and executive management in ways that are effective and beneficial to the interests of the Company and its shareholders, employees, customers and communities.

Time

The individual’s willingness, commitment and ability to allocate the necessary time and effort required for effective service on our Board and committees. To assure that our directors are appropriately focused on FNB and shareholder interest, we set limits on the number of other public company.

Independence

The individual’s willingness, commitment and ability to allocate the necessary time and effort required for effective service on our Board and committees. To assure that our directors are appropriately focused on FNB and shareholder interest, we set limits on the number of other public company boards they may join.

Understands FNB’s Corporate Culture and Values

The individual’s ability to effectively represent FNB’s core values in the communities in which the Company operates, including adherence to Board and Company policies, such as FNB’s Code of Conduct and rigid policies concerning FNB stock ownership and continuing education requirements.

2024 Proxy Statement 9

Proposal 1. Election of Our Board of Directors

FNB Board Skill Matrix

As highlighted in the FNB Board Skill Matrix and the Biographical Information of Director Nominees below, our director-nominees’ diverse range of qualifications and skills demonstrates that our Board is composed of directors who have held a broad array of leadership positions, possess diverse backgrounds and perspectives, an appropriate mix of lengths of tenure providing historical and new perspectives about FNB and the financial services industry and experienced oversight capability of regulated businesses. The board composition figures (average tenure, age distribution, board diversity, gender diversity and independence) exclude FNB’s Independent Lead Director# and our non-Independent Chairman/CEO*.

Median Director Term Starts 2013
Accounting / Auditing Understanding of financial institution and audit processes, controls and financial statements
10

Environmental, Social, Governance Experience with the development and oversight of an effective corporate responsibility strategy
11

Risk Management Possessing the ability to understand, identify and oversee the various types of risk which challenge financial institutions
11

Human Capital Management and Succession Planning

Provide insight on how our Company can develop and retain talent, promote diversity and inclusion, and oversee the succession planning of both our Board and management

11

Cybersecurity / Technology Meaningful understanding of the critical aspects of financial institution technology and the challenges posed by a myriad of cybersecurity risks
9

Business Has experience across various business lines and business developments that our Company maintains
11

Public Company Board Service and Corporate Governance

Current or prior experience serving on a public company board or counseling such boards on governance and fiduciary matters or serving in an executive or leadership capacity with a public company

11

Strategic Planning Possesses experience with oversight of our strategic plan development, implementation and execution
11

Legal / Regulatory / Government Understands the highly-regulated environment in which we operate, in addition to the role that the various regulatory agencies play in our industry
10

#

Our Board retirement policy prescribes a director retirement age of 75; however, directors who joined the Board at the time FNB was incorporated are “grandfathered.” Independent Lead Director, William B. Campbell is grandfathered under this policy.

*	Only FNB’s CEO is not independent under the NYSE and FNB categorical independence standards.

10 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

Although mindful of the various investor and proxy advisory firm voting guidelines concerning board composition, the Board has determined that its current size, collective skills and experience, tenure mix, independence and composition are optimal for the Board to effectively perform its oversight responsibilities; however, the Board continues to evaluate each of these considerations and remains committed to maintaining a well-qualified and diverse Board. The Board proposes the election of the following director nominees for a term of one year. Below is information about each nominee, including biographical data for at least the past five years. If one or more of these nominees becomes unavailable to accept a nomination or election as a director, the individuals named as proxies on the proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

Nominees for Election at Our Annual Meeting

Name	Age	Director Since	Independent	Principal Background and Relevant Experience

Pamela A. Bena	59	2018	Yes	Finance Executive

William B. Campbell (Independent Lead Director)	85	1975	Yes	Former Owner of Commercial, Aviation and Other Businesses

James D. Chiafullo	66	2012	Yes	Partner — National Law Firm

Vincent J. Delie, Jr. (Chairman, President and CEO)	59	2012(1)	No	FNB CEO and FNBPA President

Mary Jo Dively	65	2018	Yes	General Counsel — Globally Top Tier Ranked University

David J. Malone	69	2005	Yes	CEO — Investment and Insurance Advisory Firm

Frank C. Mencini	59	2016	Yes	Finance, Accounting and Healthcare Consulting

David L. Motley	65	2013	Yes	Consultant — Strategic Planning and Executive Development

Heidi A. Nicholas	69	2015	Yes	Commercial Developer — Housing

John S. Stanik	70	2013	Yes	Former CEO/Director — Public Companies

William J. Strimbu	63	1995	Yes	CEO — Transportation Company

(1)	Chairman Delie was elected to the FNBPA Board on June 16, 2009. Chairman Delie was elected to the FNB Board on January 18, 2012.

2024 Proxy Statement 11

Proposal 1. Election of Our Board of Directors

Biographical Information of Director-Nominees

Pamela A. Bena

Committees: • Audit • Compensation • Nominating and Corporate Governance Other Public Company Directorships: None

Professional Experience

Zoological Society of Pittsburgh (formerly Pittsburgh Zoo & PPG Aquarium)

•	Chief Financial Officer (July 2021-February 2023)
•	Director of Finance (2020-June 2021)

Heeter Printing, printing company

•	Vice President of Finance (2017-2019)

American Bridge, civil engineering company

•	Senior Vice President, Finance (1994-2013)

Reasons for Nomination

•

Extensive and varied background, experience, and skills relative to audit, finance, accounting, regulatory compliance and risk management, including preparation of public company financial statements in accordance with generally accepted accounting principles (GAAP), and SEC disclosure filings and the attendant quarterly Sarbanes Oxley review process.

•	Broad-based experience and thorough understanding of complex audit/accounting principles and disclosures, and regulatory compliance.

William B. Campbell

Independent Lead Director

Committees:

•  Executive

•  Nominating and Corporate Governance

•  Attends Audit, Compensation, Credit Risk, Fair Lending and CRA and Risk Committee meetings as part of his Independent Lead Director responsibilities

Other Public Company Directorships: None

Professional Experience

Shenango Steel Erectors, Inc., commercial building construction company

•	Former owner and retired CEO of commercial construction, transportation, insurance and aviation companies
•	NACD Director of the Year (2017)

Reasons for Nomination

•	Experience offers unique perspective on the various economic, regulatory and industry-related challenges that the financial services industry has confronted during his Board tenure.
•

Committed to promoting a Board culture that fosters ethical business practices, challenges management when appropriate and sets the tone at the top for maintaining prudent risk management and sound corporate culture.

•	Thorough understanding of Board responsibilities, along with his ability to proactively act as an effective liaison to promote a cohesive and highly functioning Board.
•

Adherence to sound corporate governance principles, high ethical standards and a strong commitment to maintaining an indivisible and clearly defined independence from management, which enables him to be an effective liaison between the Board and management.

James D. Chiafullo

Committees: • Credit Risk, Fair Lending and CRA • Nominating and Corporate Governance (Chair) Other Public Company Directorships: None

Professional Experience

Steptoe & Johnson, PLLC, law firm

•	Partner (January 2024-Present)

Dentons, Cohen & Grigsby, P.C., law firm

•	Partner (1999-January 2024)

Reasons for Nomination

•

Corporate transactional governance and legal experience, along with a particular focus in the areas of fiduciary duties and responsibilities, regulatory compliance and finance, provide him with the necessary background to assist the Board with its oversight of FNB’s governance responsibilities, corporate risk strategies and Board succession process.

•	Prior experience serving as a board member of a public company providing environmental and specialty contracting service.
•	Hands-on experience working with sophisticated technology systems in addition to legal work involving a major U.S. retailer in connection with cybersecurity threats and breaches.
•

Mr. Chiafullo holds a Certificate in Cybersecurity Oversight from Carnegie Mellon University’s (CMU) Community Emergency Response Team (CERT) Division of Software Engineering Institute. The Certificate attests to the recipient’s knowledge, understanding and proficiency regarding critical best practice cybersecurity principles, including governance, risk and resilience practices, threat and vulnerability considerations, as well as incident response, business continuity and disaster recovery strategies.

12 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

Vincent J. Delie, Jr.

Chairman Committees: • Credit Risk, Fair Lending and CRA (Ex Officio) • Executive (Chair) Other Public Company Directorships: None

Professional Experience

F.N.B. Corporation, financial services corporation

•	President (2011-present)
•	CEO (2013-Present)
•	Board Chairman (December 2017-present)

First National Bank of Pennsylvania

•	Board Member (2009-present)
•	CEO (2011-present)
•	President (2009-2011; 2015-present)

Reasons for Nomination

•	More than 36 years of broad-based experience in the financial services industry which has included executive management roles with FNB and other large financial institutions.
•	Under Mr. Delie’s tenure as an executive leader, FNB has grown from $8.7 billion in assets in 2009 to more than $46 billion in assets by the end of 2023.
•	FNB has produced significant expansion in terms of scale, geographic markets, complexity of operations, revenue, earnings, capital growth and the breadth of its available products and services.
•

FNB has completed and integrated numerous acquisitions and experienced record profitability. FNBPA has been recognized by various regional and national publications and firms which evaluate employee satisfaction, commitment to diversity, inclusion and sustainability, the quality of bank products and services and deployment of innovative technology.

•	Built a strong risk management framework which enables FNB to continue its trajectory to remain a successful financial services company in the U.S.

Mary Jo Dively

Committees: • Audit • Credit Risk, Fair Lending and CRA • Risk Other Public Company Directorships: None

Professional Experience

Carnegie Mellon University, private, non-profit, research-based university

•	Vice President and General Counsel (2002-present)

Reasons for Nomination

•

Unique legal background and experience with respect to challenges being confronted by the financial services industry, especially with respect to emerging risk management issues, such as business technology, cybersecurity, and the attendant regulatory environment.

•	Significant international experience in opening and maintaining operations around the world, including in Europe, Africa, Asia, Australia, South America and the Middle East.
•

Ms. Dively holds a Certificate in Cybersecurity Oversight from CMU’s CERT Division of Software Engineering Institute. The Certificate attests to the recipient’s knowledge, understanding and proficiency regarding critical best practice cybersecurity principles, including governance, risk and resilience practices, threat and vulnerability considerations, as well as incident response, business continuity and disaster recovery strategies.

David J. Malone

Committees: • Audit • Compensation (Chair) Other Public Company Directorships: None

Professional Experience

Gateway Financial Group, Inc., financial services group

•	Chairman and CEO (2005-present)

Reasons for Nomination

•	Extensive broad-based experience assessing, analyzing and understanding the alignment of long-term interest of shareholders and executive compensation strategies.
•	Experience as a CEO of a financial services firm which specializes in providing financial, investment and insurance advice to businesses and high net worth individuals.
•

Board position with a major health care provider provides him with the requisite background and appropriate perspective for assisting our Board with confronting complex regulatory compliance challenges and issues attendant to a financial services organization operating in a heavily regulated industry.

2024 Proxy Statement 13

Proposal 1. Election of Our Board of Directors

Frank C. Mencini

Committees: • Audit (Chair) • Executive • Nominating and Corporate Governance • Risk Other Public Company Directorships: None

Professional Experience

BGS Consulting, finance and accounting advisory services

•	Managing Partner (2023-present)

Inova Medical Group (Inova Health System), non-profit health organization in Northern Virginia

•	Chief Financial Officer (2017-2023)

Mencini Healthcare Associates, health care consulting firm

•	President and CEO (2002-present)

Reasons for Nomination

•	Extensive experience as a certified public accountant (CPA) who possesses high-level public company audit, regulatory compliance, technology and business consulting experience.
•	Significant experience guiding successful entrepreneurial business enterprises, including developing strategies to grow customers and profits.
•

In-depth experience providing direction to heavily-regulated industries relative to assessing data and cybersecurity risks and developing effective response and remediation plans relative to risk management issues.

David L. Motley

Committees: • Compensation • Credit Risk, Fair Lending and CRA • Risk

Other Public Company Directorships

•	Koppers, global wood treatment solutions company (2018–present)
•	Deep Lake Capital Acquisition Corporation, a special purpose acquisition company (2021-present)
•	Coherent, Inc., manufacturer of optical materials and semiconductors (2021-present)

Professional Experience

BTN Ventures, venture capital firm investing in seed stage software companies advancing software as a service, artificial intelligence and marketplace-creating business models with founding teams that have African American and diverse representation.

•	General Partner (2021-present)

BlueTree Venture Fund, venture fund focused on early-stage life science and IT-related opportunities at the Series B stage of funding

•	General Partner (2014-present)

DDRC327, real estate development company

•	General Partner (2016-present)

MCAPS, LLC, professional services company providing construction management and IT capabilities and services

•	CEO, President (2017–present)

Reasons for Nomination

•

More than three decades of working and consulting with corporate and business leaders regarding strategic development, implementation and advising executives for more than 40 businesses in the U.S. across multiple industry sectors, including heavily regulated industries.

•	Provides unique insight with respect to FNB’s diversity, equity and inclusion initiatives.
•	Recognized leader in promoting increased Board and C-suite diverse representation at U.S. public companies and promotion of opportunities for minorities in the technology industry.
•	Public company board experience, including with respect to enterprise-wide risk management matters.

14 F.N.B. Corporation

Proposal 1. Election of Our Board of Directors

Heidi A. Nicholas

Committees: • Audit • Executive • Risk (Chair) Other Public Company Directorships: None

Professional Experience

Nicholas Enterprises, firm that engages in the development and management of commercial and multi-tenant residential real estate in Central Pennsylvania

•	Principal (2001-present)

Reasons for Nomination

•	Investment banking experience including financial institution and telecommunication industry analysis and transaction work.
•	Unparalleled understanding of, investment in, and risk management of the commercial real estate industry.
•	Understanding of the housing markets and economic conditions, including financing of complex multi-family and lower income residential developments.
•	Significant and comprehensive finance and complex transaction experience.
•	Extensive experience with financial services risk management challenges.

John S. Stanik

Committees: • Credit Risk, Fair Lending and CRA • Risk Other Public Company Directorships: None

Professional Experience

Retired CEO

Ampco-Pittsburgh Corporation, publicly held international company, specializing in manufacturing forged and cast rolls for the metals industry and other specialty industrial equipment

•	CEO and Director (2015-2018)

Calgon Carbon Corporation, publicly held environmental products and services company

•	Retired CEO, President and Director (2003-2012)
•	Chairman of the Board of Directors (2007-2012)

Reasons for Nomination

•

Extensive CEO, C-suite and public company board experience, which place a premium on his unique combination of leadership, strategic, business planning and risk management skills, as well as an insightful perspective on investor expectations.

•

Extensive experience with investors, risk management, executive compensation and financial disclosures, as well as full understanding of strategic considerations attendant to the Corporation’s expanding business growth opportunities and investment thesis.

William J. Strimbu

Committees: • Compensation • Credit Risk, Fair Lending and CRA (Chair) • Executive • Nominating and Corporate Governance Other Public Company Directorships: None

Professional Experience

Nick Strimbu, Inc., goods and freight transportation company with common carrier authority

•	President (1982-present)

Reasons for Nomination

•

Long-term executive and leadership experience in regional transportation, health care and philanthropic entities, including a strong background in developing logistical and strategic plans for changing economic conditions.

•	Offers broad-based understanding regarding small and medium business challenges and foresight of emerging economic environments.
•

Familiarity with the financial and credit challenges of medium and small businesses, including workouts, along with a unique perspective on emerging economic trends, including critical insight into the credit environment due to his early insight into emerging macroeconomic and lending trends that are predictive of future challenges and risks confronting the financial services industry.

2024 Proxy Statement 15

Corporate Governance

CORPORATE GOVERNANCE

Foundational Governance Principles

The foundation of our corporate governance principles is our commitment to long-term value creation for shareholders, and our responsibility as a corporate citizen to the interests of our customers, employees, communities and other stakeholders based on the fundamental values of fairness, transparency, integrity, diversity and accountability. Our corporate governance standards are highlighted in our Corporate Governance Guidelines which are reviewed and, if required, updated annually by our Board. You may view the Corporate Governance Guidelines by following the link in Annex C. These guidelines are designed to adhere to regulatory requirements, including the NYSE corporate governance listing standards, SEC governance standards and other widely accepted best practices guidelines of proxy advisory firms, institutional investors and national organizations dedicated to promoting sound and prudent governance practices. Most notably, our Corporate Governance Guidelines are specifically modeled after the globally recognized best practice corporate governance framework established by the Investor Stewardship Group (ISG) for U.S. listed companies. They incorporate the exacting principles of the Council of Institutional Investor’s “Corporate Governance Policies,” which we believe ensure our governance standards and shareholder voting rights adhere to the highest standards.

The information below highlights the strong alignment of our corporate governance practices with the ISG standards.

ISG Principle 1: Boards are accountable to shareholders.	• The full Board of Directors is elected annually by a majority of votes cast.

ISG Principle 2: Shareholders should be entitled to voting rights in line with their economic interest.

•  Each shareholder is entitled to one vote for every share they own as of the meeting record date.

•  A special meeting of shareholders may be called by the consent of shareholders holding at least 25 percent of the outstanding shares of our common stock.

•  Shareholders may communicate directly with our Board or any Board Committee or any individual director (see Communications with Our Board).

ISG Principle 3: Boards should be responsive to shareholders and be proactive in order to understand their perspectives.

•  In 2023-2024, FNB engaged with major proxy advisory firms and reached out to shareholders representing approximately 76% of our outstanding shares (see Robust Shareholder Engagement Program in Highlights of Superior Governance Practices and Say-on-Pay Support and Shareholder Engagement in the CD&A) to discuss our executive compensation practices and sustainability practices, financial performance and other topics of interest to shareholders.

ISG Principle 4: Boards should have a strong independent leadership structure.

•  100% of our directors, excluding our CEO, are independent under SEC, NYSE and other best practice independence standards, which, coupled with an empowered and engaged Independent Lead Director, ensures effective Board oversight of management and strong governance processes.

ISG Principle 5: Boards should adopt structures and practices that enhance their effectiveness.

•  FNB’s governance practices, processes and expectations regarding the qualifications, experience, background and commitment of our Board, as well as its rigorous annual self- assessment process, are designed to meet or exceed the US and globally recognized best practices standards for public companies by both ISG and the Council of Institutional Investors.

ISG Principle 6: Boards should develop management incentive structures that are aligned with the long-term strategy of the company.

•  As discussed in the CD&A, FNB’s compensation practices are uniquely aligned with long-term shareholder interests, are fair and transparent to our shareholders and do not incentivize inappropriate risk taking.

16 F.N.B. Corporation

Corporate Governance

Succession Planning Board, CEO and Management

Board Succession, Refreshment and Self-Assessment Processes

Our Nominating and Corporate Governance Committee, in collaboration with our Independent Lead Director and Board Chair, are responsible for leading our Board nomination, succession planning and refreshment processes. The FNB director nomination process is designed to nominate a slate of candidates who collectively possess the optimal mix of skills and experience, while also evaluating such other important Board composition considerations as diversity, leadership, interpersonal dynamics, strategic foresight, mix of director tenures, and independence, particularly the ability to challenge management. The Board believes that these composition considerations are critical to producing a Board capable of prudently overseeing Company management and operations (see discussion under Criteria and Considerations for Recommending Director-Nominees). Following consideration of prospective Director nominees’ backgrounds, skills and experiences, along with diversity considerations, our Nominating and Corporate Governance Committee makes a recommendation to the Board who in turn makes the recommendation of Director-nominees for election by the FNB shareholders.

Our Board’s succession plan and refreshment practices are the culmination of a thoughtful and methodical process that is carried out throughout the year. The chart below describes in detail our Board succession planning process and objectives.

2024 Proxy Statement 17

Corporate Governance

1.	BOARD COMPOSITION REVIEW

The Nominating and Corporate Governance Committee review each Board nominee-candidate’s, background, experience and skills relative to the FNB Board Skill Matrix and Board Composition Criteria (see discussion under Criteria and Considerations for Recommending Director-Nominees and the Board Skill Matrix) and diversity considerations. In addition, with respect to incumbent directors seeking re-nomination the committee considers each incumbent Director’s Board performance and compliance with Board ethical and governance polices.

▼

2.	REVIEW AND UPDATE DIRECTOR SKILL MATRIX AND OTHER BOARD COMPOSITION CRITERIA

In view of the ever-changing legal, audit, financial, regulatory, risk, ESG and business landscape, our Board and Nominating and Corporate Governance Committee regularly assess and update the Skill Matrix to assure we maintain a capable and high performing Board.

▼

3.	REGULAR BOARD AND DIRECTOR SELF-ASSESSMENTS AND EVALUATIONS

The annual Board and Board committee and biennial individual director self-assessments are submitted to, and reviewed by, independent outside legal counsel and reported to the Nominating and Corporate Governance Committee. These results are then evaluated by the Nominating and Corporate Governance Committee and reported to the Board in an Executive Session meeting. The self-assessment process is designed to promote an effective and efficient Board by evaluating, among other considerations, qualities and relevant skills, Board and committee performance, accountability, quality of meeting materials and deliberations, oversight focus, Director contributions at meetings, and Board composition. The Board uses the self-assessment results to institute changes to governance policies and practices, training and meeting presentations and materials. Also, these assessments are one of the criteria used by the Nominating and Corporate Governance Committee in deciding whether to recommend the renomination of incumbent Directors.

▼

4.	CONSIDER FEEDBACK FROM SHAREHOLDERS AND PROXY ADVISORY FIRMS

Input provided by shareholders and proxy advisory firms concerning the Board’s governance practices, composition, refreshment, diversity and other matters are reviewed and considered by the Nominating and Corporate Governance Committee and reported to the Board. As discussed in this Proxy Statement and our previous Proxy Statements, these engagements have contributed changes to our governance, ESG and executive compensation practices and disclosures.

▼

5.	BOARD RESPONSIVENESS

Our Board self-evaluation and shareholder/proxy advisory firm feedback process is an important tool for our Board to ensure that the qualities, relevant skills and experiences of potential director candidates are consistent with the company’s long-term growth strategy, allow the Board to effectively perform its risk oversight responsibilities, and add to the Board’s diversity. Our Board also assesses its overall director recruitment and succession planning processes and committee composition (see Criteria and Considerations for Recommending Director – Nominees).

▼

6.	ANNUAL ELECTION OF THE BOARD OF DIRECTORS BY SHAREHOLDERS

Following the Annual Shareholder Meeting the Board conducts its annual reorganization meeting where the directors are assigned to Board Committees and committee leadership positions based on their qualifications, background, skills and experience.

18 F.N.B. Corporation

Corporate Governance

Management and Employee Succession

Our Board oversees CEO and senior management succession planning, which is formally reviewed at least annually. Our CEO and our EVP of Human Resources discuss with our Board the CEO succession plan. Our Board reviews potential internal senior management candidates with our CEO and our EVP of Human Resources, including the qualifications, experience, and development priorities for these individuals. Further, our Board periodically reviews the overall composition of our senior management’s qualifications, tenure and experience. In 2023, the Board also reviewed strategies for enhancing representation of diverse teammates at senior levels of the company and professional development for managers and senior leaders, including in each of our eight lines of business and staff areas. The graphic below highlights important components of our CEO, senior leadership and employee succession planning process.

Management Succession Process for Company’s CEO and Key Leadership Positions

Identify Key Areas and Positions
Key areas and positions are those that are critical to the organization and operations support as well as business activities and strategic objectives.
Identify Employee Capabilities for Key Areas and Positions
Establish selection criteria necessary to capably fulfill the duties of the position and create employee development opportunities and performance expectations for each position.
Management Identifies Potential Employee Succession Candidates and Assesses Them Against the Position’s Capability Requirements
Identify potential succession candidates for each position and monitor their progress towards being capable of successfully filling the position.
Develop and Implement Succession and Knowledge Transfer Plans
Incorporate strategies for learning, training, development and the transfer of corporate knowledge into succession planning and management.
Evaluate Effectiveness
Evaluate and monitor succession plans for each employee being considered to succeed to these positions.

Crisis Management Succession Plan

Our Board also has a standing plan designed to address emergency CEO and senior leadership planning in extraordinary circumstances. Our emergency CEO and senior leadership succession planning is intended to enable our company to respond to unexpected position vacancies, including those resulting from a major catastrophe, by continuing our company’s safe and sound operation and minimizing potential disruption or loss of continuity to our company’s business and operations.

For additional, detailed information about our human capital management program, please see our 2023 Form 10-K (beginning on page 4), and for additional information about our human resources highlights, see the 2023 F.N.B. Corporation Corporate Responsibility Report (see Annex C, Company Information). Our 2024 Corporate Responsibility Report will be issued later in 2024.

2024 Proxy Statement 19

Corporate Governance

Board Attendance and Committee Structure

Under our Board attendance policy, directors are expected to attend all shareholder and Board meetings and those committee meetings of which they are a member. Our Board met eight times in 2023, and collectively, our directors attended 100 percent of our meetings. All our directors attended our 2023 Annual Meeting. Our Board is required to annually conduct at least two independent director Board executive sessions to discuss, among other topics, executive management performance, as well as Company and strategic matters. Our Board conducted four executive sessions (2 with independent directors and 2 with the full Board) in 2023.

Our principal Board committees serve as joint committees for both the Corporation and FNBPA and consist of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Risk Committee (collectively, the “Standing Committees”). The Board has determined that all directors who served as members of the Standing Committees (including their Chairs) during 2023 are independent under the applicable NYSE standards and SEC rules and otherwise meet the specific eligibility requirements for these committees. The Corporation also has an Executive Committee. Each member of the Executive Committee has been determined by our Board to be independent except for Mr. Delie (current CEO). FNBPA has a Credit Risk, Fair Lending and Community Reinvestment Act (CRA) Committee. Each member of FNBPA’s Credit Risk, Fair Lending and CRA Committee, other than Board Chairman and CEO Delie, who is an ex officio member, has been determined by our Board to be independent. The composition and qualifications of the Credit Risk, Fair Lending and CRA Committee is consistent with federal bank regulatory standards. We identify the current members and chairs of our Board and FNBPA committees in the table titled “Biographical Information of Director-Nominees.”

Each of these committees has a written charter, and the charters of the committees of the Company are accessible on our website at www.fnb-online.com/governance. We anticipate the Standing Committees and the FNBPA Credit Risk, Fair Lending and CRA Committee will perform additional duties that are not specifically set out in their respective charters as may be necessary or advisable in order for us to comply with certain laws, regulations or corporate governance standards. The Company will provide copies of these documents, without charge, to any person upon written request sent to our Corporate Secretary at F.N.B. Corporation, One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212.

Audit Committee (Met twelve times in 2023)

•  Responsible primarily for selecting and overseeing the services performed by our independent registered public accounting firm and Internal Audit Department (Internal Audit), evaluating our accounting policies and system of internal controls and reviewing significant financial transactions and compliance matters.

• Approves all audit services and permitted non-audit services, as well as all engagement fees and terms related thereto.

•  The Board has determined that each member of the Audit Committee qualifies as “financially literate,” and as an “audit committee financial expert” as defined by the SEC. The determination that each of the Audit Committee members qualifies as an “audit committee financial expert” included an evaluation of each person’s qualifications and other relevant experience under applicable SEC rules and definitions, including consideration of each person’s work, financial, business and professional experience and educational background. Each Audit Committee member also meets the additional criteria for independence of audit committee members set forth under the SEC rules, NYSE listing standards, FNB categorical independence standards and applicable federal bank regulatory requirements.

•  Our Board policy provides that Audit Committee members cannot serve on the audit committees of more than two other public companies at the same time.

•  Our Board and committees have access to our external auditors in order to discharge their fiduciary and legal duties and responsibilities, including quarterly executive sessions with the auditors with the Audit Committee (committee members and Independent Lead Director only).

•  Receives reports regarding the Company’s ESG and corporate responsibility initiatives and strategies and reviews and approves public disclosures and securities filings attendant to these matters.

20 F.N.B. Corporation

Corporate Governance

Compensation Committee (Met six times in 2023)

•  Responsible primarily for structuring, reviewing and monitoring the compensation arrangements for our executive officers, including the CEO; administering our equity compensation plans and reviewing and approving the compensation of the Board for the purposes of establishing alignment with long-term shareholder interests.

•  Works directly with our independent consultant to achieve the Committee’s objectives.

•  The Board has affirmatively determined that each member of the Compensation Committee qualifies under the NYSE, FNB categorical and Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 “independence” standards.

•  Considers shareholders/proxy advisors’ engagement feedback relative to our compensation practices and disclosures.

•  Oversees the Company’s human capital management strategies, initiatives, and practices.

For a more detailed description of the Compensation Committee’s processes and procedures, including the roles of our independent compensation consultant in the Compensation Committee’s decision-making process, we refer you to our CD&A.

Credit Risk, Fair Lending and CRA Committee (Met six times in 2023)

•  Oversight of credit, fair lending and credit risk management and strategies, including review of quality and performance of our loan portfolio, approval of loan loss reserves and internal credit policies and establishment of loan portfolio concentration limits.

•  Approval of inter-company and insider loans subject to Regulation W, and Regulation O, respectively, in accordance with applicable regulatory requirements.

•  Oversight of the Bank’s Community Reinvestment Act (CRA) responsibilities, including the monitoring of FNBPA’s community lending and investment activities relative to CRA and federal fair lending laws and regulations, our CRA Policy and our community development activities and collaborations with national, regional and local community development organizations.

•  Reviews and monitors the Bank’s lending strategies as it relates to risk management credit considerations.

Nominating and Corporate Governance Committee (Met five times in 2023)

•  Leads our Board governance processes regarding the development of standards concerning the qualifications and composition of our Board, including diversity considerations, development of Board Composition Criteria and the Director Skill Matrix.

•  Conducts annual Board and Committee succession planning and Board and director self-assessment processes, evaluates results and reports results to the Board.

•  Oversees the Company’s overall ESG and corporate responsibility strategies, initiatives and practices and recommends public disclosures regarding these matters.

•  Reviews feedback from shareholders/proxy advisor firms’ engagement feedback and makes recommendations to Board based on such feedback.

Risk Committee (Met five times in 2023)

•  Assists the Board with review and oversight attendant to Company management of its enterprise-wide risk management program (see Oversight of Risk), including establishing, in consultation with the Chief Risk Officer and senior management, an appropriate risk management framework and acceptable risk tolerance levels for the Company and its compensation practices, and reports this information to the Board.

•  Oversees the Company’s ESG related risk management, policies, procedures and processes and advises regarding public disclosures of such matters.

•  Reviews and approves risk tolerance with respect Company’s strategic plan, annual operating plan, business activities and executive compensation.

Executive Committee (Met two times in 2023)

•  Assists the Board by offering an efficient means of considering matters and issues requiring immediate attention during intervals between regular meetings of our Board or considering specific responsibilities which may be delegated to it from time to time by the Board, including acquisitions.

2024 Proxy Statement 21

Corporate Governance

Oversight of Risk

Enterprise-Wide Risk Management Structure

Our Board oversees risk management through multiple layers of defense and receives reports regarding FNB’s risk management processes, challenges and issues from our Audit, Compensation, Risk and Credit Risk, Fair Lending and CRA Committees (each of which is composed entirely of independent directors who qualify under the requirements of the SEC and NYSE), executive management, internal information security and compliance departments, and our Chief Risk Officer.

FNB-FNBPA Board

Board of Directors

▶   Ultimately identifies, understands and prudently and proactively oversees risks attendant to our businesses and operations:

▶   Receives regular update reports from the Audit, Risk, Credit Risk, Fair Lending and CRA and Compensation Committees, and receives periodic reports on strategic risks as well as on an as needed basis throughout the year.

▶   Delegates responsibility for managing certain types of risk to its committees, which report regularly to the Board on activities in their individual areas of oversight.

Risk Committee	Audit Committee	Credit Risk, Fair Lending and CRA Committee	Nominating and Corporate Governance Committee	Compensation Committee
Oversees enterprise-wide risk management policies, processes and practices, including reviewing and approving the Company Statement of Risk Appetite.

Oversees management’s process for emerging business and operational risks that could have a material impact on capital or financial reporting, such as those related to internal controls, liquidity and regulatory, operational and legal matters.

Oversees and reviews the Company’s credit policies, strategies, internal lending and portfolio concentration limits, geographic and industry loan segments, etc., and compliance with CRA and fair lending requirements.

Oversees the architecture within which the Company and Board governance processes enable the Board and management to effectively work together to manage enterprise-wide risks.

Reviews the annual risk assessment conducted by the Chief Risk Officer, which reviews the structure and framework, including relevant policies and potential payouts of all the Company’s compensation and incentive plans, particularly with respect to the avoidance of inappropriate risk taking or business behavior.

Executive Leadership Risk Management Accountability

Our CEO and his executive and senior management team are accountable for maintaining a strong risk culture and for managing and overseeing risks across our Company, including, but not limited to, strategic, market, credit, legal, compliance, audit, liquidity, operational, model, human capital and reputational risk matters.

Three Lines of Defense

•  FNB’s enterprise-wide risk management system deploys a three-lines-of-defense model which is designed to:

(i)   make each of our businesses principally responsible for owning and managing the day-to-day risks attendant to their operational activities;

(ii)    deploy rigorous risk and compliance management oversight structure to attempt to ensure all business functions are in accordance with our risk management policies, as well as identify emerging risks in the daily operation of our businesses;

(iii)   obtain independent assurance from our internal auditors regarding the effectiveness of the Company’s first- and second-line functions and appropriately report the effectiveness of the Company’s risk management, compliance and control culture to our Audit and Risk Committees and Board, as well as our regulators and external auditors.

Our primary risk exposures, as well as our risk management framework and methodologies, are discussed more fully under Item 1A-Risk Factors (pages 24-37) and the Risk Management discussion (pages 76-77) in the 2023 Form 10-K.

22 F.N.B. Corporation

Corporate Governance

The FNB Board and Executive Management oversee a robust and dynamic enterprise-wide risk management program which is designed to prevent, detect and mitigate risks based on FNB’s exposures, and monitor business and regulatory activities relative to our risk appetite and risk controls.

Also see Compensation Governance and Risk Management in the CD&A (beginning on page 41) for a discussion of risk assessment as it relates to our compensation program.

2024 Proxy Statement 23

Corporate Governance

Our decisions and strategies are evaluated through the lens of our risk appetite. The Board, in collaboration with executive management, has established a dynamic enterprise risk management framework which encompasses the full range of risks that we encounter as part of the normal course of operating our businesses, as well as our proactive strategy regarding bank regulatory governance and risk management “heightened standards” guidelines applicable to financial institutions with greater than $50 billion in total assets. Our enterprise risk management program is aligned with our long-term shareholder value strategy, while also supporting our employees, customers and communities. F.N.B continues to build out its first line of defense as our Company becomes larger and more complex. Key components of our enterprise risk appetite statements encompass the following overriding principles:

•

Business strategies, plans and decisions are assessed with the perspective of potential impacts of the various economic cycles for the purpose of protecting our reputation and brand by effectively and prudently managing risks that are quantifiable, understood and properly evaluated.

•

We engage in proactive and prudent capital allocation, liquidity monitoring, credit underwriting, compliance oversight, fraud/cyber security mitigation and financial management practices so that we can effectively operate in all economic cycles. This analysis includes regular monitoring of loan and deposit concentrations.

•	Our compensation practices are aligned with our business and strategic objectives while avoiding incentivizing excess risk or inappropriate business behavior.

•	Our comprehensive risk management processes and culture enable our Board, management and risk management team.

A critical component of our compensation philosophy is the incorporation of FNB’s risk appetite and risk management culture into the performance evaluation process. FNB’s compensation program is designed to promote prudent and effective risk management practices aligned with our risk appetite, while also disincentivizing undue or inappropriate risk taking at all levels of the organization. By effectively communicating our risk appetite in advance, we seek to manage and control the risks that employees can take or influence, consistent with their roles and responsibilities. Annual incentive awards are based on assessments of various quantitative and qualitative performance measurements, both on an absolute and a relative basis. In addition to other performance considerations, our compensation decisions allow for appropriate discretion to evaluate the effectiveness of the employee’s performance of risk management practices, as well as adherence to compliance with controls attendant to such employee’s job responsibilities. In accordance with the applicable rules of the NYSE and Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended, FNB has implemented a claw back policy to provide the Board with authority to recover erroneously awarded incentive-based compensation from executive officers. Details of this policy are further described in the Board and Executive Stock Ownership section of this Proxy Statement. The policy was amended and restated in 2023 to meet the new requirements issued by the New York Stock Exchange, in response to the SEC’s adoption of Rule 10D-1 under Section 10D of the Securities Exchange Act of 1934, as amended.

24 F.N.B. Corporation

Corporate Governance

We have developed a standardized governance framework for our incentive compensation plans to help assess, monitor and validate that our plans balance risk and reward, comply with applicable laws and regulations, demonstrate fiscal responsibility and maintain an appropriate customer focus. Our dynamic compensation philosophy enables us to regularly assess and, where appropriate, modify our incentive compensation plans in accordance with this framework to help our plans to appropriately reflect risk considerations, including the management of identified issues, the duration of the risks and the prospective alignment with our desired risk appetite.

Based on the alignment of our risk management and governance framework with our compensation and incentive practices, we believe that the risks arising from our compensation plans, policies and practices are not reasonably likely to have a material adverse effect on FNB.

Cybersecurity Risk Management Protocols

As part of our business, we collect, process and retain sensitive and confidential Company, employee and customer information in both paper and electronic form and rely heavily on communications and information systems to carefully manage these functions. This information includes sensitive non-public, personally identifiable information that is protected under applicable federal and state laws and regulations. Additionally, certain of these data processing functions are not handled by us directly but are outsourced to qualified and verified third-party providers.

Cybersecurity risks for financial institutions continue to evolve as a result of the increased interconnectedness of operating environments and the use of new technologies, devices and delivery channels to transmit data and conduct financial transactions. The adoption of new products, services and delivery channels contribute to a more complex operating environment, which enhances operational risk and presents the potential for additional structural vulnerabilities. We devote resources, technology and management focus to ensuring the confidentiality, integrity and availability of our systems. This includes the adoption of policies and procedures that involve our third-parties to prevent, detect, monitor, deter and respond to cyber-related crimes and intrusions that are intended to infiltrate our networks; access customer accounts and information; capture sensitive Company, employee, client and customer information; deny service to customers or harm electronic processing capabilities. If and when necessary, these policies and procedures ensure we are ready to provide required notices to affected persons and entities.

2024 Proxy Statement 25

Corporate Governance

FNB deploys cybersecurity risk management policies, procedures, practices, protocols and plans, as well as cybersecurity insurance coverage, designed to mitigate risk of unauthorized access to, or unauthorized use, disclosure, disruption, capture, modification or destruction of, our or our client’s information or information systems. Below is an overview of the oversight measures taken at the Board and management levels of the organization:

Qualified Cybersecurity Board Oversight and Management	⬛

∎  Experienced and skilled Chief Information Security Officer (CISO) and team capable of managing our cybersecurity risk management processes and systems.

∎  Two of our Board members hold a Certificate in Cybersecurity Oversight from Carnegie Mellon University’s Community Emergency Response Team (CERT) Division of Software Engineering Institute.

Prudent Cybersecurity Reporting and Governance Processes	⬛

∎  Our Business Continuity Reporting process requires immediate notification of significant cyber events or threats to senior management and the Board.

∎  Additionally our CISO provides quarterly detailed cybersecurity risk management updates to our management’s Risk Management Committee and Board Risk Committee and obtains approvals regarding cyber risk management policies and processes.

Comprehensive Cybersecurity Risk Management Protocols	⬛

∎  Our cybersecurity risk management program includes industry “best practices” to detect internal and external threats and cyber exposure, including

(i)  Enterprise level continuous monitoring;

(ii)   User behavior and threat analytics;

(iii)  Application of continually evolving correlation rules for rapid identification of the threat landscape;

(iv)  Robust and extensive testing protocols, including penetration, routine vulnerability scans and system compliance validations;

(v)   Board training and mandatory annual training of all employees and routine phishing tests; and

(vi)  Annual risk assessment testing in accordance with the stringent National Institute of Standards and Technology cybersecurity framework requirements.

Tested and Proven Business Continuity and Disaster Recovery Plans	⬛

∎  Multiple disaster recovery tests are conducted annually to evaluate our ability to recover to our alternate facility and continue to effectively operate.

∎  Additionally, for ensuring business and operational security, we regularly conduct such simulations involving cyber attacks, intrusions and other scenarios to test preparedness and our ability to promptly and effectively respond and recover.

26 F.N.B. Corporation

Corporate Governance

Code of Conduct and Code of Ethics

The Code of Conduct reflects FNB’s policy of responsible and ethical business practices, fair, equitable, inclusive and equal treatment of employees and states that the Company’s reputation for integrity depends on the conduct of its representatives. The Company annually requires all directors and employees to review and affirmatively certify that they understand their responsibilities under the Code of Conduct and agree to abide by the Code of Conduct standards. Company directors and employees are required to participate in annual training relative to the standards set forth in the Code of Conduct. The Company will disclose any changes in or waivers from its Code of Conduct by posting the revised Code or other related information on its website. You may view the Code of Conduct on our website at www.fnb-online.com/conduct.

The Code of Ethics applies to the Company’s senior officers and employees. The Code of Ethics advocates for, among other things, honest behavior, integrity, compliance with statutes, rules and regulations of any federal, state and local government that are applicable to the Company’s operations and acting in order to maintain the Company’s reputation. The Company’s directors and employees are required to participate in annual training relative to the standards set forth in the Code of Ethics. The Company will disclose any changes in or waivers from its Code of Ethics by posting the revised Code or other related information on its website. You may view the Code of Ethics on our website at www.fnb-online.com/ethics.

Director Independence

Applicable Standards for Determining Director Independence.

The NYSE listing standards and governance requirements require a majority of our directors and each member of our Audit, Compensation, and Nominating and Corporate Governance Committees to be independent. The standards can be found in the “NYSE Listed Company Manual,” located at nyse.com/listings/resources. In accordance with our Corporate Governance Guidelines, all of our directors qualify as independent except for our CEO. Our Board has adopted Director Independence Categorical Standards (Categorical Standards), which are contained in our Corporate Governance Guidelines, to assist it in determining each director’s independence. The Categorical Standards allow for the assessment of independence based upon the specified categories and types of transactions which conform to, or, in part, are more rigorous than, the independence requirements of the NYSE.

FNB Director Independence Determinations.

In early 2024, the independent directors on our Board, in coordination with our Nominating and Corporate Governance Committee, evaluated the relevant relationships between each director/director-nominee (and his or her immediate family members and affiliates), FNB and its subsidiaries under the NYSE, and FNB categorical independence standards (collectively, “FNB Independence Standards”), which are described more fully in our Corporate Governance Guidelines. It was affirmatively determined that no Director relationship was determined to be material and all our directors/director-nominees are independent, except for Mr. Delie, due to his position as CEO of our Company. Specifically, the independent members of our Board have affirmatively determined that the following 10 of our 11 directors/director-nominees are independent under the FNB Independence Standards: Directors Bena, Campbell, Chiafullo, Dively, Malone, Mencini, Motley, Nicholas, Stanik and Strimbu.

2024 Proxy Statement 27

Corporate Governance

In making their independence determination, the independent directors of our Board considered the FNB Independence Standards relative to the ordinary course, non-preferential relationships that existed during the preceding three years, including those transactions reported under Related Person Transactions, and determined that no such relationship constituted a material relationship between the director/director-nominee and our Company:

Relationship	2023 Director Status

Material-Related Party Transactions with Directors	• None

Family Relationships Among Directors and Executive Officers	• None

Customer Relationships

No director has engaged in a transaction with the Company or its affiliates, and under our applicable policies such transactions are required to be approved by the disinterested directors and be in the ordinary course of business and not preferential.

• None

Credit Relationships Loans are not preferential and comply with the Federal Reserve’s Regulation O governing insider loan transactions.	• None

Business/Law Firm Relationships Exceeds the greater of $1,000,000 or 2 percent of the business/law firm’s annual revenue .	• See Related Persons Transaction Discussion below.

Independent Director Contributions Exceeds the greater of $250,000 or 2 percent of the charitable organization’s total annual receipts.	• None

28 F.N.B. Corporation

Corporate Governance

Related Persons Transactions

We have a written policy formalizing our protocols for reviewing a proposed transaction involving the Company and any of our directors, any director-nominees, any executive officers, any 5 percent or greater shareholder or any immediate family member of the foregoing (related persons) because of the possibility of a conflict of interest. A related persons transaction is generally defined as a transaction arrangement or relationship, or any series of similar transactions, arrangements or relationships, exceeding $120,000 in which the Company or any of its subsidiaries was, is or will be a participant, and in which a related person had, has or will have a direct or indirect material interest. A copy of the Related Persons Transactions Policy is posted on our website. Under our policy, all proposed related person transactions, except for (i) transactions generally available to all employees or shareholders of the Company, and (ii) compensatory transactions consistent with the plans, policies and decisions approved by the Company’s Board of Directors or Compensation Committee, must receive the prior approval of the Nominating and Corporate Governance Committee of our Board before we can take part in the transaction, and if such transaction continues for more than one year, the Nominating and Corporate Governance Committee and Board must annually approve the transaction.

The Company has a $2.5 million (which represents less than a 5% investment in the fund) limited partner equity investment in Black Tech Nation Ventures (“BTN.vc”), a majority Black-owned venture capital fund of which Director Motley is a general partner. BTN.vc is based in Pittsburgh and invests in technology startups and firms with Black and diverse founders and teams. The Company’s investment therein represented part of its broader commitment to fostering diversity and economic equality and was made through its mezzanine finance subsidiary, F.N.B. Capital Corporation.

Other than the BTN.vc investment discussed above, no other Company directors, director nominees, executive officers, or immediate family members of the foregoing persons, or any entity owned or controlled by the foregoing persons, conducted any related person transactions with the Company in 2023 that required disclosure pursuant to SEC rules. Personal loans made to any Director or executive officer or their related interests must comply with Sarbanes-Oxley, Regulation O, our Code of Conduct and our Related Persons Transaction Policy.

BlackRock, Inc. (BlackRock), the Vanguard Group (Vanguard), Fuller & Thaler Asset Management, Inc., and Dimensional Fund Advisors LP indicated that they beneficially owned more than five percent of our outstanding shares of common stock (including through certain of their subsidiaries) as of December 31, 2023 (see Security Ownership of Certain Beneficial Owners). We may in the ordinary course of business, engage in transactions with BlackRock and Vanguard mutual funds, including selling BlackRock and Vanguard investment products to our customers, placing our customer funds in BlackRock and/or Vanguard mutual and exchange traded funds, and using Vanguard funds as an investment vehicle for the FNB 401(k) accounts.

You may view the Related Persons Transactions Policy on our website at: www.fnb-online.com/related-person-policy.

2024 Proxy Statement 29

Stock Ownership

BOARD AND EXECUTIVE STOCK OWNERSHIP

Stock Ownership Policies Align Board and Executive Management Interests with Shareholder Long-Term Interests

Our Board has implemented minimum stock ownership policies for our Board, NEOs and other members of senior management who are designed to require that their interests are meaningfully aligned with shareholders’ interests. Below is a summary of the FNB stock ownership policies and practices we employ to ensure that the Board, executive and senior officers maintain comparable stakes in the future financial success of the Company.

FNB Board and Executive Stock Ownership Policies

Policy	Description

Stock Ownership Policy

We maintain a Management Stock Ownership Policy that requires the CEO, the other NEOs and certain senior management who participate in the LTI plan to have varying levels of FNB stock ownership based upon the level of the officer’s responsibilities and contributions to FNB financial success . Our directors and senior level managers who participate in the LTI plan, including our NEOs, are currently in compliance with our stock ownership policy (see discussion under Additional Compensation Policies and Practices in the CD&A of this Proxy Statement).

Anti-Hedging/Pledging Policy	Our anti-hedging/pledging policy prohibits our directors, NEOs, executive officers, and senior officers from engaging in FNB stock hedging or pledging transactions and other derivative transactions.

Recoupment Policy

The Company has a mandatory recoupment policy applicable to current and former executive officers. In the event of a restatement of FNB’s financial results, the Company will claw back incentive-based compensation erroneously received by current or former executive officers during the three completed fiscal years immediately preceding the year in which the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. Incentive-based compensation is broadly defined and would include any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, i.e., any measure determined and presented in the Company’s financial statements, or derived from such measure, and would include stock price and Total Shareholder Return (TSR). The policy also provides for the claw back of incentive-based compensation from other officers upon a determination of misconduct which contributed to the non-compliance that resulted in the obligation for an accounting restatement, which is in addition to the mandatory recoupment from current and former executive officers. The policy, as described, was amended and restated in 2023 to meet the new requirements issued by the New York Stock Exchange, in response to the SEC’s adoption of Rule 10D-1 under Section 10D of the Securities Exchange Act of 1934, as amended.

30 F.N.B. Corporation

Stock Ownership

Director and NEO Stock Ownership

The table on the following page sets forth certain information as of the March 6, 2024, record date with respect to beneficial ownershipa of our common stock by: (i) each director and nominee; (ii) each currently employed NEO listed in the table entitled, 2023 Summary Compensation Table; and (iii) all directors and executive officers as a group. As of the March 6, 2024, record date, we had 359,331,176 shares of common stock issued and outstanding. All persons named as beneficial owners of the Company’s common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. Otherwise, we include a notation where the director or executive officer has shared voting or investment power with other personsb.

Name of Beneficial Owner	Shares Beneficially Owned		Percentage Owned

Pamela A. Bena	66,021		*

William B. Campbell	141,160	(1)	*

James D. Chiafullo	120,283	(2)	*

Vincent J. Delie, Jr. #+	1,617,234		*

Mary Jo Dively	62,770		*

David J. Malone	122,071		*

Frank C. Mencini	80,368		*

David L. Motley	62,222		*

Heidi A. Nicholas	269,319	(3)	*

John S. Stanik	78,624	(4)	*

William J. Strimbu	134,701	(5)	*

Vincent J. Calabrese, Jr. #+	734,783		*

Gary L. Guerrieri #+	315,644	(6)	*

David B. Mitchell #+	90,111		*

Barry C. Robinson #+	266,838		*

All executive officers and directors as a group (17 persons) +	4,390,774	(7)	1.22%

a

The term “beneficial ownership” means any person who, directly or indirectly, through any contract, agreement, arrangement, understanding, relationship or otherwise, has or shares voting or investment power with respect to FNB common stock.

b

Includes shares held or obtainable by the person within 60 days of March 6, 2024, shares related to dividend equivalents accrued on such shares, and shares in FNB’s deferred compensation plan. This figure does not include time-based and performance-based restricted stock units (RSUs) granted to NEOs that do not vest within such sixty (60) day period (see footnote + below).

#	Denotes a person who served as an executive officer of the Corporation during 2023.

*	Unless otherwise indicated, represents less than 1% of all issued and outstanding common stock.

+

The table does not include time-based or performance-based RSUs granted to NEOs, except to the extent that any of the same will vest within 60 days of March 6, 2024. Upon vesting, shares of common stock are issued on a one-for-one basis for such units. The amount of RSUs presently held by each NEO and Director and not otherwise included in the table (with the performance-based RSUs being presented at target level) is as follows: Ms. Bena, 7,800 units; Mr. Campbell, 7,800 units; Mr. Chiafullo, 8,287 units; Mr. Delie, 617,428 units; Ms. Dively, 7,800 units; Mr. Malone, 8,287 units; Mr. Mencini, 8,287 units; Mr. Motley, 7,800 units; Ms. Nicholas 8,287 units; Mr. Stanik, 7,800 units; Mr. Strimbu, 8,287 units; Mr. Calabrese, 163,581 units; Mr. Guerrieri, 100,174 units; Mr. Mitchell, 77,603 units; Mr. Robinson, 75,882 units; and all executive officers and directors as a group, 1,205,536 units. The number of shares actually issued upon the vesting of the units may be different based upon the Company’s performance. The disclosed units also include shares related to dividend equivalents accrued on such units.

(1)	Includes 2,072 shares owned by Mr. Campbell’s wife.

(2)	Includes 600 shares held in a custodial account for Mr. Chiafullo’s grandsons.

(3)	Includes 121,936 shares owned by the Nicholas Family Trust (Ms. Nicholas is Sole Trustee) and 91,914 shares owned by Nicholas Family Limited Partnership.

(4)	Includes 16,441 shares jointly held with Mr. Stanik’s wife.

(5)	Includes 400 shares held in a custodial account for Mr. Strimbu’s children.

(6)	Includes 867 shares held in a custodial account for Mr. Guerrieri’s daughter.

(7)	Includes the number of shares beneficially owned by Corporate Controller and Principal Accounting Officer, James L. Dutey, and Chief Legal Officer and Corporate Secretary, James G. Orie.

2024 Proxy Statement 31

Executive Officers

EXECUTIVE OFFICERS

The table below lists the names of our current Executive Officers with their positions and ages. The table below does not include this information for CEO Vincent J. Delie, Jr., whose information is in the section of this Proxy Statement entitled Biographical Information of Director-Nominees.

Name	Position with Company	Age as of Annual Meeting

Vincent J. Calabrese, Jr.	Chief Financial Officer	61
James L. Dutey	Corporate Controller and Principal Accounting Officer	50
Gary L. Guerrieri	Chief Credit Officer	64
David B. Mitchell II	Chief Wholesale Banking Officer	66
James G. Orie	Chief Legal Officer and Corporate Secretary	65
Barry C. Robinson	Chief Consumer Banking Officer	61

Vincent J. Calabrese, Jr. has served as our Chief Financial Officer since 2009. Mr. Calabrese joined the Company in 2007, serving as our Corporate Controller from 2007 to 2009. Prior to joining the Company, Mr. Calabrese was Senior Vice President, Controller and Chief Accounting Officer of People’s Bank, Connecticut, from 2003 to 2007. During his 19-year tenure at People’s Bank, Mr. Calabrese’s principal responsibilities included financial planning and reporting, accounting policies, general accounting operations and investor relations.

James L. Dutey joined our Company in January 2017 and has served as our Corporate Controller and Principal Accounting Officer since March 2017. Mr. Dutey has more than 28 years of accounting experience in the banking and financial services sectors. During his 12 years at Huntington Bancshares, Inc., Mr. Dutey served in various senior management roles, including Assistant Corporate Controller, with a primary focus on SEC and bank regulatory financial reporting requirements. Prior to joining Huntington Bancshares, Inc., Mr. Dutey was employed at KPMG LLP, ending his tenure there as senior manager for the assurance practice, primarily serving the banking industry. Mr. Dutey is a licensed Certified Public Accountant in the Commonwealth of Pennsylvania.

Gary L. Guerrieri became Chief Credit Officer of FNB in April of 2011 and has been an Executive Vice President and Chief Credit Officer of FNBPA since 2005. In his role as Chief Credit Officer, Mr. Guerrieri is responsible for managing the entire credit function for the Company, including commercial and retail underwriting, credit administration, credit policy and credit risk management. He also has oversight of FNBPA’s special assets, loan servicing and indirect lending functions. Prior to joining FNBPA in 2002,

Mr. Guerrieri was an Executive Vice President of Commercial Banking with Promistar Financial Corporation, a bank holding company acquired by FNB in 2002.

David B. Mitchell II became our Chief Wholesale Banking Officer in January 2021. As Chief Wholesale Banking Officer, Mr. Mitchell oversees commercial lines of business and functional areas across FNBPA’s market footprint including Commercial Banking, Capital Markets and the Wealth Management group. Prior to his position as Chief Wholesale Banking Officer, Mr. Mitchell served as Executive Vice President of FNBPA’s Capital Markets and Specialty Finance businesses. Mr. Mitchell joined FNBPA in January 2018 after more than 36 years with The PNC Financial Services Group, Inc (PNC). During his tenure with PNC, Mr. Mitchell served in various bank officer positions and, most recently, in the following leadership roles: Executive Vice President with responsibility over the company’s national large corporate, energy, metals and mining businesses and Executive Vice President, Public Finance, where he led the company’s banking and capital markets activities in the government, higher education and non-profit spaces.

James G. Orie has been our Chief Legal Officer since 2004 and became Corporate Secretary in January 2015. Mr. Orie is principally responsible for advising the Corporation, its Board and executive management team on all legal and regulatory affairs impacting the Corporation, corporate governance, legal risk mitigation, litigation management, merger and acquisition and other critical transaction matters, and for providing compliance guidance on business and corporate strategies and activities. Prior to joining FNB as Corporate Counsel in 1996, Mr. Orie began his 37-year career in financial services with the Office of

32 F.N.B. Corporation

Executive Officers

the Comptroller of the Currency. Later, he served as counsel with the Federal Home Loan Bank of Pittsburgh and Office of Thrift Supervision during the “thrift crisis,” and also led the Financial Services Practice Group of a regional Pittsburgh-based law firm.

Barry C. Robinson has served as our Chief Consumer Banking Officer since August 2015. As Chief Consumer Banking Officer, Mr. Robinson is responsible for leading the team that provides our full range of consumer financial products and services to our customers. Mr. Robinson joined our Company in

July 2010 as Executive Vice President of our Consumer Banking operations, for which he had principal responsibility for strategic planning and oversight of the Company’s consumer retail operations, including leading the development of our digital banking platform. Prior to joining the Company, Mr. Robinson held several key leadership and executive positions with large regional banks, including as Regional Leader of Wealth Management and Private Banking in Cleveland, Ohio for PNC and National City Bank, and as Head of Corporate Banking in Kentucky and Tennessee for National City Bank.

2024 Proxy Statement 33

Security Ownership of Certain Beneficial Owners

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

We are not aware of any shareholder who was the beneficial owner of more than five percent of our outstanding common stock as of December 31, 2023, except for the entities identified in the table below:

Name and Address	Amount and Nature of Beneficial Ownership(1)	Percent of Outstanding Common Stock Beneficially Owned(2)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	43,034,978(3)	12.00%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	39,346,808(4)	10.97%
Fuller & Thaler Asset Management, Inc 411 Borel Avenue, Suite 300 San Mateo CA 94402	27,208,004(5)	7.58%
Dimensional Fund Advisors LP 6300 Bee Cave Road Building One Austin, TX 78746	21,292,074(6)	5.93%

(1)

Under the regulations of the SEC, a person who has or shares voting or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares.

(2)	Based on the Corporation’s common stock outstanding as of December 31, 2023.

(3)

According to Schedule 13G filed under the Exchange Act on January 23, 2024, by BlackRock, Inc. The Schedule 13G states that BlackRock, Inc. has sole voting power as to 40,635,064 shares and sole dispositive power as to 43,034,978 shares.

(4)

According to Schedule 13G filed under the Exchange Act on February 13, 2024, by The Vanguard Group. The Schedule 13G states that The Vanguard Group has shared voting power over 198,131 shares, sole dispositive power over 38,766,351 shares, and shared dispositive power over 580,457 shares.

(5)

According to Schedule 13G filed under the Exchange Act on February 13, 2024, by Fuller & Thaler Asset Management, Inc. The Schedule 13G states that Fuller & Thaler Asset Management, Inc has sole voting power over 26,767,547 shares and sole dispositive power over 27,208,004 shares. Fuller & Thaler Asset Management, Inc. states in its Schedule 13G that it is deemed to be the beneficial owner of certain of the securities reflected in the Schedule 13G pursuant to separate arrangements whereby it acts as investment adviser to certain persons. Each person for whom Fuller & Thaler Asset Management, Inc. acts as investment adviser has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock. The Undiscovered Managers Behavioral Value Fund, an open-end management investment company, has an economic interest in more than 5% of the subject securities reported in the Schedule 13G.

(6)

According to Schedule 13G filed under the Exchange Act on February 9, 2024, by Dimensional Fund Advisors LP. The Schedule 13G states that Dimensional Fund Advisors LP has sole voting power over 21,073,169 shares and sole dispositive power over 21,292,074 shares. Dimensional Fund Advisors LP states in its Schedule 13G that it is an investment adviser, furnishes investment advice to four investment companies, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the issuer that are owned by the Funds and may be deemed to be the beneficial owner of the shares of the issuer held by the Funds. However, all securities reported in the Schedule 13G are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

34 F.N.B. Corporation

Security Ownership of Certain Beneficial Owners

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires that directors and officers of the Company and beneficial owners of more than 10 percent of its Common Stock file reports with the SEC with respect to changes in their beneficial ownership of equity securities of the Company. Based solely upon a review of the copies of such reports furnished to the Company and written representations by certain persons, reports on Form 5 were not required.

Communications with our Board

Shareholders or other interested parties may send communications to our Board, the independent directors as a group, the Board Chairman, any committee chair, and/or any individual director, including our Independent Lead Director, by addressing such communications to the Board, c/o Corporate Secretary, F.N.B. Corporation, One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212. Our Corporate Secretary is authorized to open and review any mail that is addressed to the Board or individual director(s) unless the envelope is marked “Confidential” or “Personal.” If so marked, it will be delivered, unopened, to the Chairman of the Board (addressed to the Board) or to the individual director addressee. If the Corporate Secretary opens an unmarked envelope which contains a magazine, solicitation or advertisement, the contents may be discarded.

2024 Proxy Statement 35

Proposal 2. Advisory Resolution on Executive Compensation

PROPOSAL 2. ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, which was adopted under the Dodd-Frank Act, we are asking shareholders to adopt an advisory resolution approving our executive compensation for our NEOs as reported in this Proxy Statement. We are pleased to announce that in 2023, 94.37% of our shareholders voted in favor of our advisory say-on-pay resolution.

We have designed our executive compensation programs to support our long-term success and believe our executive compensation programs, including our performance-based plans provide incentive compensation aligned with the best interests of our shareholders and have helped to drive our performance.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF AN ADVISORY SAY-ON-PAY RESOLUTION.

In the CD&A, we describe in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives. Please read it in conjunction with the 2023 Summary Compensation Table and related compensation tables and narrative that provide detailed information on the compensation of our NEOs. The Compensation Committee and the Board believe that the policies and procedures as set forth in the CD&A are effective in achieving our goals and that the compensation of our NEOs reported in this Proxy Statement has supported and contributed to our success.

Why You Should Approve Our Executive Compensation Program

Our compensation philosophy is designed to attract and retain executive talent and emphasizes pay for performance, primarily through the creation and protection of shareholder value. Our compensation program includes base salary, short-term annual incentive compensation, long-term incentive compensation, retirement benefits and perquisites, and deferred compensation.

We believe our compensation programs and policies are appropriate and effective in implementing our compensation philosophy, in achieving our goals, and are strongly aligned with long-term shareholder interests and worthy of continued shareholder support.

We believe the shareholders should consider the following information in determining whether to approve this proposal:

The Compensation Program is Highly Aligned with Shareholder Value

A significant portion of our NEOs’ compensation is directly linked to our relative performance and the creation of shareholder value, because a significant portion of the direct and total compensation is in the form of incentive compensation, including annual incentive compensation and a significant long-term incentive award. Our long-term awards are in the form of RSUs and divided into a time-based portion and a performance portion. The performance portion for our most recent awards, which is 60% of the overall award, only vests at the conclusion of three years if performance measures are met. We believe these long-term awards motivate our executives to achieve long-term performance and reward them for success. Furthermore, we do not award stock options, and only the Compensation Committee may approve equity grants.

36 F.N.B. Corporation

Proposal 2. Advisory Resolution on Executive Compensation

Summary of Key Compensation Practices

We seek to align our compensation programs and practices with evolving governance best practices. The Compensation Committee strives to meet best practices with respect to executive compensation including the following:

FNB Compensation Practices

•   The Compensation Committee approves all elements of compensation for all executive officers. Audit, Risk Management, Finance, Human Resources and Legal all review and advise the Compensation Committee on executive officer compensation.

• Executive management reviews all incentive compensation plans and programs to ensure an appropriate balance between risk and compensation outcomes.

•   We annually conduct a robust risk assessment of all our compensation plans, and the Committee annually reviews the assessment to ensure the compensation programs do not encourage inappropriate risk taking.

• We primarily use peer-based metrics in our incentive plans.

•   We target base compensation to be competitive with peers and structure our compensation plans to increase compensation when our performance under various measures, including TSR, is better than peers, and decrease compensation when worse than peers.

• Our short-term and long-term incentive plans contain maximum limits.

• Earned dividend equivalents on unvested RSUs are not paid until vesting.

•   Stock ownership guidelines are in place for our executive officers and directors. Our directors and senior level managers who participate in the LTI plan, including our NEOs, are currently in compliance with our stock ownership policy.

•   We maintain a compensation recoupment or “clawback” policy. Our compensation recoupment or clawback policy allows our Board to recoup any excess compensation, whether in the form of cash or equity, paid to our NEOs if the Company restates its financial results upon which an award is based.

•   We maintain a prohibition on executive officers and directors engaging in hedging transactions using Company common stock or common stock equivalents. Our anti-hedging policy prohibits our directors, NEOs, executive officers, and senior officers from engaging in hedging transactions with Company stock and requires FNB employees to consult with the Company Legal Department regarding these restrictions.

• We annually provide our shareholders an opportunity to provide a “Say-on-Pay” advisory vote on our compensation programs.

• We do not provide tax gross-up payments for executive perquisites nor approve any new employment contracts that contain a tax gross up.

• We provide for a double trigger (rather than a single trigger) acceleration in our equity award agreements.

• We do not make severance payments for “cause” terminations or resignations other than for good reason.

• We do not provide extraordinary relocation benefits.

• We do not allow the re-pricing or exchange of, or additional grants for, underwater stock options.

2024 Proxy Statement 37

Proposal 2. Advisory Resolution on Executive Compensation

Our Compensation Program Has Appropriate Long-Term Orientation

Our compensation programs and policies have a long-term focus:

•	We encourage our executives to maintain a long-term focus by using a three-year performance period and vesting schedule for long-term Performance-Based Awards.

•	Our LTI plan is based upon multiple peer relative performance metrics, Operating ROATCE*, ICG growth* and TSR.

•	We have stock ownership requirements for executive officers and directors so our executive officers and directors have a meaningful personal stake in our long-term success.

Our Compensation Committee Stays Current on Best Practices

We regularly update our Compensation Committee on compensation best practices and trends. In addition, the Compensation Committee engages an independent compensation consultant to provide advice on compensation trends and market information to assist the Compensation Committee in designing our compensation programs and making compensation decisions.

The Compensation Committee directly engaged an independent compensation consultant that reported directly to the Compensation Committee and had no prior relationship with our CEO or any other NEO. Our directors are elected annually and meet without management present as a Compensation Committee and Board when necessary. The Compensation Committee maintains a charter and reviews its provisions annually. All committee charters and our Code of Conduct are posted on our website (see www.fnb-online.com/governance).

In accordance with Section 14A of the Exchange Act, which was adopted under the Dodd-Frank Act, we are asking shareholders to adopt an advisory resolution approving our executive compensation for NEOs, as reported in this Proxy Statement.

We submitted an advisory resolution to approve 2022 executive compensation to our shareholders at our

2023 Annual Meeting. Shareholders owning approximately 94.37% of the shares for which votes were cast regarding the advisory resolution on executive compensation approved the compensation of our NEOs as stated in our 2023 Proxy Statement.

Following the last shareholder vote on executive compensation, the Committee considered the results of the advisory vote in determining compensation policies and decisions. The advisory vote reaffirms our pay-for-performance philosophy, and the Committee will continue to use this philosophy and past practices in determining future compensation decisions.

We are asking shareholders to approve the following advisory resolution at the 2024 Annual Meeting:

“RESOLVED, that the shareholders of F.N.B. Corporation (the Company) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers listed in the 2023 Summary Compensation Table included in the Proxy Statement for this meeting, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement under the Section entitled Executive Compensation and Other Proxy Disclosure, including the Compensation Discussion and Analysis, the compensation tables and other narrative and other executive compensation disclosures set forth under that section.”

This advisory vote on the compensation of our NEOs, commonly referred to as a “Say-on-Pay” vote, gives shareholders another mechanism to convey their views about our compensation programs and policies. Although non-binding, the Board and the Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation programs. The Board has determined to provide shareholders with an annual advisory vote on executive compensation at each Annual Meeting of Shareholders. Accordingly, the next annual advisory vote on executive compensation will be provided at our Annual Meeting of Shareholders in 2024.

38 F.N.B. Corporation

Executive Compensation and Other Proxy Disclosure

EXECUTIVE COMPENSATION AND OTHER PROXY DISCLOSURE

Compensation Committee Interlocks and Insider Participation

Compensation Committee Members

The members of the Compensation Committee (Committee) were Committee Chair Malone and Directors Bena, Motley and Strimbu1.

Neither we nor FNBPA have ever employed any member of the Committee. No such member has, during our last fiscal year, any relationship with us requiring disclosure under Item 404 of Regulation S-K or under the Compensation Committee Interlocks disclosure requirements of Item 407(e)(4) of Regulation S-K. We have determined that the Committee members are independent under both the NYSE corporate governance standards and Section 952 of the Dodd-Frank Act and are non-employees under the meaning of Rule 16b-3 under the Exchange Act. Our Board has delegated to the Committee the responsibility of setting the compensation of our directors and all Section 16 officers, including our CEO and Chief Financial Officer (CFO). The Committee met five times in 2023.

Authority and Responsibilities

The Committee administers our F.N.B. Corporation 2022 Incentive Compensation Plan, including any predecessor or successor plans (FNB Incentive Plan) and our executive compensation programs, as well as the oversight of executive compensation policies and decisions applicable to our Section 16 officers. Additionally, the Committee oversees and interprets our qualified and non-qualified benefit plans, establishes guidelines, approves participants in the non-qualified plans, approves grants and awards, and exercises other power and authority required and permitted under the plans and the Compensation Committee Charter (Charter). The Committee also reviews and approves executive officer, including CEO, compensation, including, as applicable, salary, short-term incentive and long-term incentive compensation levels, perquisites and equity ownership. The Committee reviews the Charter annually and recommends any proposed changes to the Board2.

Delegation

From time to time, and subject to statutory and regulatory limitations, the Committee may delegate authority to fulfill various administrative and ministerial functions attendant to the Company’s plans to our employees. Currently, it delegates administration of our qualified plans to the Pension Committee, a committee comprised of our senior officers who have the appropriate expertise, experience and background in handling defined benefit and defined contribution plans.

Role of Independent Compensation Consultant

The Committee selected Aon Human Capital Solutions (Aon) as its independent compensation consultant for, among other reasons, its reputation for providing comprehensive solutions to complex compensation challenges facing companies and specific expertise in the financial services industry. Aon assists with evaluating our compensation practices and to provide ongoing advice and recommendations regarding CEO, NEO, Section 16 officer and director compensation practices that are consistent with our business goals and compensation philosophy, assist with benchmarking Board and executive officer compensation, offer input regarding our Proxy Statement compensation-related disclosures and consult with the Committee on our shareholder outreach engagements.

In performing its duties, Aon reported directly to the Chairman of the Committee, and regularly interacted with the Chairman and other members of the Committee, in addition to attending Committee meetings on an as-needed basis. While performing its duties as directed by the Committee, our independent compensation consultant interacted with our CEO, CFO, Executive Vice President of Human Resources and Corporate Services, Chief Legal Officer and other FNB employees. In addition to our Independent Lead Director, our CEO regularly attended Committee meetings and discussed with Aon and the Committee members, both during and outside of meetings, his

[1]	For additional information regarding the qualifications of the Committee members, please see Biographical Information of Director-Nominees and FNB Board Skill Matrix.
[2]	A copy of the Charter is available on our website (www.fnb-online.com/governance).

2024 Proxy Statement 39

Executive Compensation and Other Proxy Disclosure

perspective regarding the total compensation for the other Section 16 officers, including appropriate base salary and short-term and long-term incentives. Our CFO regularly attended meetings of the Committee for the limited purpose of discussing the Company’s performance relative to the short-term and long-term incentive plan versus peers. Executive officers are not involved in setting the amount or structure of their own compensation and are not present during deliberations regarding their own compensation. The Committee and independent compensation consultant consider our CEO’s insight and recommendations before approving compensation for our Section 16 officers.

The Committee annually evaluates Aon’s independence and performance under the applicable NYSE listing standards. The Committee believes that working with Aon furthers the Company’s objectives to recruit and retain qualified executives, align their interests with those of shareholders and ensure that their compensation packages will appropriately motivate and reward ongoing achievement of business goals. In 2023, the Committee determined that Aon is independent under applicable SEC and NYSE listing independence criteria and retained them to advise the Committee with respect to compensation of the CEO and other executive officers.

40 F.N.B. Corporation

Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS

The following CD&A section describes the philosophy, objectives and structure of our 2023 executive compensation program for our NEOs, whose compensation is noted in the 2023 Summary Compensation Table and other compensation tables contained in this Proxy Statement. This CD&A is intended to be read in conjunction with the tables which follow this section which provide further historical compensation information for our NEOs as identified below.

Name	Position

Vincent J. Delie, Jr.	Chairman, President and CEO

Vincent J. Calabrese, Jr.	Chief Financial Officer

Gary L. Guerrieri	Chief Credit Officer

David B. Mitchell II	Chief Wholesale Banking Officer

Barry C. Robinson	Chief Consumer Banking Officer

Executive Summary

Introduction

We continued our successful corporate performance in 2023 by, among other things, successfully managing our liquidity carefully during the crisis created in the financial services industry due to the failure of several financial institutions and our deposit betas as the interest rate environment remained volatile. These management actions and overall implementation and direction of our long-term strategy, enabled us to have top quartile performance among our peers in many key financial measures. Additionally, in 2023, FNB achieved a 10.4% top quartile TSR3. This caps off a 67.3% TSR over the last three-year period for a #1 TSR rank among peers4. We are proud of this year’s achievements and are confident in our Company’s continued ability to execute our strategic plan in the future. We have proven that we are well-positioned to manage through economic volatility given our diversified loan portfolio, strong liquidity position, capital flexibility, strong historical credit performance, investments in technology and experienced leadership team. These tenets have served FNB well through various macroeconomic events, including the global pandemic, recent inflationary pressures and the public reaction to the failure of three banks during 2023. Before, during and after these events, FNB consistently performed well in many important financial measures compared to its peer financial institutions while driving continued growth and shareholder value.

The following CD&A is organized around three facets for stakeholders to consider which summarize our strategic planning effort that focused on six pillars designed to increase shareholder value over the long term as more particularly detailed on the following pages:

•	Strategic and Financial Highlights
•	Compensation Philosophy and Objectives
•	Compensation Plan Structure and Outcomes

[3]	Measured December 30, 2022 to December 29, 2023.
[4]	Relative to FNB’s Incentive compensation peers as set forth under Competitor Peer Set (please see “Competitor Peer Set Determination for the 2023 STI Plan and 2023-2025 LTI Plan”).

2024 Proxy Statement 41

Compensation Discussion and Analysis

I.	Strategic and Financial Highlights

The execution of FNB’s targeted business strategy and distinctive long-term strategic initiatives has enabled FNB to achieve record and peer-leading results while navigating a disruptive economic environment in 2023. The exhibit below summarizes our strategic pillars, some of our key initiatives, and select key financial metrics including our incentive compensation metrics. They demonstrate the strength of our 2023 and longer-term financial performance.

Strategic	Highlights:

✓	Over $46 billion in assets.

✓

Peer-leading financial results, with consistent credit underwriting and thoughtful capital and liquidity management while navigating disruptive economic events through cycles including the global financial crisis, COVID pandemic and 2023 bank failures.

✓	Mid-to-upper-single digit compound annual growth since 2020 on assets, loans and deposits.

✓

A physical delivery channel of nearly 2,000 combined branches, ATMs and interactive teller machines, together with award-winning omni-channel delivery via the mobile eStore, including the newest feature, the Common Application.

✓	National brand recognition for digital technology, client satisfaction, employee experience, diversity, inclusion and community impact.

✓	Focused on our corporate responsibility through our environmental stewardship, community investment, business and consumer commitment, and human capital management.

✓

Offers an attractive dividend yield and ample capital flexibility, showcasing top quartile operating earnings per diluted common share (EPS)* growth, revenue growth*, efficiency ratio*, and operating leverage.

Financial	Highlights:

✓	Achieved top quartile total shareholder growth on a 1-, 2-, and 3-year basis relative to our peer groups.

✓	Led by record revenues of $1.6 billion, we achieved operating EPS* of $1.57.

✓	Reported top quartile operating leverage of 1.6% and year-over-year growth in operating earnings per share* of 12.1%.

✓	Grew average loans and leases by $3.5 billion year over year, or 12.7%, through footprint wide growth.

✓	Maintained our deposit level at $35 billion through the 2023 banking disruption while maintaining peer-leading change in deposit mix and overall cost of funds.

✓	Achieved a top 5 deposit market share position in nearly half of our MSAs.

✓	Achieved a record efficiency ratio* of 51% for the full year by controlling expenses and achieving approximately $7 million of cost savings in 2023, in addition to generating record revenue.

✓

Our consistent underwriting standards resulted in an above-median reserve position of 1.25% and total delinquencies ended the year at 70 basis points and net charge-offs were 22 basis points for the full year.

✓

Strengthened our total shareholders’ equity to over $6 billion and achieved a Common Equity Tier 1 (CET1) ratio of 10.0% and tangible common equity (TCE) ratio of 7.8%, while returning nearly $220 million to shareholders through common dividends and our active share repurchase program.

✓	Achieved a record operating return on average tangible common equity (ROATCE)* of 18.3%.

✓	Drove 14.5% growth in tangible book value per share* to a record $9.47 per share.

* Non-GAAP measures are used by management to measure performance in operating the business that management believes enhances investors’ ability to better understand the underlying business performance and trends related to core business activities. In this Proxy Statement, the following are references to non-GAAP measures: Operating Net Income Available to Common Shareholders; Operating Earnings per Diluted Common Share (EPS); Tangible Book Value (TBV) per Common Share; Operating Return on Average Tangible Common Equity (Operating ROATCE); Total Operating Revenue; Total Operating Leverage; Efficiency Ratio; Internal Capital Generation (ICG) Growth. Please refer to Annex B (non-GAAP to GAAP Reconciliations) to this Proxy Statement, where we include information to reconcile the non-GAAP measures to GAAP. The * is a non-GAAP designation used throughout this Proxy Statement to identify non-GAAP measures.

42 F.N.B. Corporation

Compensation Discussion and Analysis

Strategic Pillars

- Drive Organic Growth
- Maintain Efficiency & Expense Control
- Build a Durable & Scalable Infrastructure
- Optimize the Retail Bank
- Build a Strong & Differentiated Brand
- Promote Core Values including ESG and D&I

● Governance ● Transparency ● Accountability ● Proactive Regulatory Compliance ●

Key Initiatives & Enablers

Targeted Business Strategy

- Strong & diverse geographic presence
- Diverse fee-income platform
- Granular deposit base with strong market share position across MSAs
- ~2,000 combined branches, ATMs and ITMs in delivery system

Leading Innovation & Growth

- Completed the first two phases of the eStore Common Application, which allows customers to apply for up to 30 loan & deposit products simultaneously
- 21% YoY increase in eStore interactions
- 79% increase in online applications
- 6 CEO leadership awards in 2023 including *American Banker* "Innovators of the Year"

Foundation in Service & Culture

- Earned more than 30 third-party awards in 2023 including 10 national workplace awards & 5 regional workplace awards
- International recognition for eStore

Cost Advantage

- Investing in technology, data and analytics
- Omnichannel retail delivery
- FNB Financial Center facility consolidation
- 51% operating efficiency ratio
- $77 million cost savings over 5 years

Credit Discipline

- Consistent and conservative underwriting standards
- Diversified portfolio
- Strong credit performance through the cycle

● Record Financial Results in 2023 ● Capital Flexibility ● Well Positioned to Manage Through Cycles ●

Strong Financial Performance and Key Metrics

Record Total Assets >$46 Billion	+$3.5 Billion Average Loan Growth +12.7% YoY	~$35 Billion Deposits Top 5 Market Share in Nearly 50% MSAs	**Record** Operating EPS* $1.57 / +12% YoY	1.6% Full Year Operating Leverage*	**Record** Efficiency Ratio* 51.2%
CET1 Ratio of 10.0% **Record** TCE Ratio of 7.8%	**Record** Revenue $1.6 Billion	**Record** 18.3% Operating ROATCE*	Nearly $220 Million of Capital Returned to Shareholders	Strong Reserve Ratio at 1.25%	Cost of Deposits +65 bps better than peer median

Revenue & Earnings

NET OPERATING REVENUES ($M)*
$1,232
$1,237
$1,443
$1,638
2020
2021
2022
2023

OPERATING NET INCOME TO COMMON ($M)*
$314
$400
$495
$569
2020
2021
2022
2023

TSR

1-YEAR TSR
1.4%
10.4%
Peer Median 1
FNB

3-YEAR TSR
30.7%
67.3%
Peer Median 1
FNB

Incentive Compensation Metrics

OPERATING EARNINGS PER SHARE ($)*
$0.96
$1.24
$1.40
$1.57
2020
2021
2022
2023

OPERATING ROATCE* (%)
13.1%
15.7%
17.5%
18.3%
2020
2021
2022
2023

EFFICIENCY RATIO (%)*
56.4%
57.2%
52.2%
51.2%
2020
2021
2022
2023

INTERNAL CAPITAL GENERATION GROWTH (%)*
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
11.1%
15.0%
10.9%
#
1.9%
&
20.3%
2020
2021
2022
2023

* non-GAAP measures
\# Excludes accumulated other comprehensive income (AOCI) impact.
& The ICG Growth metric is lower relative to previous years due to the year 1 impacts of the Howard and Union Bancorp acquisitions, and the 2022 AOCI impact.
1 Peers set forth under Competitor Peer Set (please see "Competitor Peer Set Determination for the 2023 STI Plan and 2023 – 2025 LTI Plan")

2024 Proxy Statement 43

Compensation Discussion and Analysis

II.	Compensation Philosophy and Objectives

Compensation Philosophy:

✓

Compensation and benefit plans, including perquisites, support the execution of our strategic plan, as well as the ability to attract and retain top talent and foster a collaborative and team-oriented environment.

✓	Ensure pay and performance are properly aligned to appropriately compensate the CEO, other NEOs and the entire leadership team.

✓	Use competitor compensation data to establish multiple reference points and appropriate targets.

✓	Evaluate performance using a balanced and diverse set of metrics.

✓	Consider factors such as business and individual performance, scope of responsibility, historical results, relative equity ownership, critical needs and skill sets, and leadership potential.

✓	Maintain strong governance practices and transparency with respect to shareholders.

✓	Consistent with industry practices, compensation considers shareholder feedback, the advice of our compensation consultant and is aligned with shareholder value creation and interests.

Compensation Design and Structure:

✓	Aligns compensation metrics to key strategic initiatives.

✓	Adheres to our risk appetite statement and risk management protocols.

✓

Rewards performance relative to competitors by incorporating a diverse and balanced set of five metrics across the short-term incentive (STI) and long-term incentive (LTI) plans, with four of the five metrics directly tied to relative performance versus peers and the fifth measure grounded in operating earnings per share versus plan expectations.

✓	Uses metrics focused on profitability, efficiency, productivity and valuation drivers.

✓	Uses TSR and ICG Growth* metrics which are highly correlated to shareholder value, including growth in tangible book value per share and dividends paid to shareholders.

Pay Aligned to Performance

✓	56% of our CEO’s target 2023 pay was performance linked, which is commensurate with average peer CEO levels.

✓	48% of our average NEO’s target pay was performance linked.

Response to Shareholder Feedback:

✓	FNB deploys a robust and proactive shareholder engagement program to better understand and address the priorities of our shareholders.

✓	Contacted significant number of shareholders comprising approximately 76% of outstanding shares.

✓	Continually incorporate shareholder comments in our compensation program and proxy disclosures.

✓	Added a “double trigger” change-in-control provision to all equity awards beginning in 2022.

✓	Eliminated a single trigger change-in-control provision from an NEO’s legacy employment contract in 2023.

Other Compensation Actions:

✓

Conducted a robust compensation risk review and assessment to ensure all our compensation programs promote long-term business success that is aligned with shareholders’ interests, without encouraging undue risk taking.

✓

Replaced pre-provision net revenue (PPNR) with operating ROATCE in our STI plan; operating ROATCE strongly aligns with accounting for the effect of provision for loan losses on earnings and provision is a key performance consideration in the current macro-economic environment.

✓	Maintained a consistent structure for our LTI plan; the performance award vesting and payouts are based entirely on peer-relative metrics.

✓	Reviewed and maintained peer set in 2023 after considering FNB and peer bank asset growth and prominent mergers and acquisitions completed in 2023.

✓

Management’s strong leadership reactions to the exigency created by the well-publicized bank failures allowed FNB to maintain capital levels, avoid significant deposit runoff and achieve top quartile peer-relative year-over-year growth in Operating EPS and revenue, operating leverage and efficiency ratio performance and TSR. Therefore, for purposes of calculating incentive compensation under the STI plan, the Committee awarded maximum performance level for the Operating EPS* performance measure.

44 F.N.B. Corporation

Compensation Discussion and Analysis

III.	Compensation Plan Structure and Outcomes

✓

After considering FNB’s record and peer-leading financial performance, top quartile TSR performance for the 1-, 2-, and 3-year periods[5], and the multi-year successful execution of its business strategy, the Board awarded Mr. Delie $7,356,609 in total reported[6] compensation for 2023 which was 7.9% higher than the $6,818,374 awarded in 2022.

✓	Other NEOs had awarded compensation in the range of $1,429,085 to $2,489,043 representing an average increase of 7.8%.

[5]	Based on LTI methodology and calculations laid out in the 2023 LTI Performance and Annual Incentive Awards Discussion section of the Proxy.
[6]	As reported in the 2023 Summary Compensation Table.

2024 Proxy Statement 45

Compensation Discussion and Analysis

I. STRATEGIC AND FINANCIAL HIGHLIGHTS

Pillar 1: Dynamic Organic Growth

Key Strategic Themes & Outcomes:

•  Peer-leading non-interest-bearing deposits to total deposits mix shift to end 2023 at 29%.

•  High-quality deposit base with nearly 50% of our MSAs having a top 5 market share position.

•  Over 1 million households across a diversified geographic footprint spanning seven states and the District of Columbia.

•  Double-digit average loan growth.

•  Dynamic fee-based business platform with comprehensive products and services.

•  Differentiated omni-channel presence.

Key 2023 Initiatives & Highlights:

• Treasury Management fees increased more than 14% year over year supported by strong interchange, merchant, and deposit fees.

• Record Wealth Management fees leading to 12% year-over-year growth.

• 24% year-over-year growth in equipment finance.

• Completed the development of the first phase of our online Common Application which allows customers to apply for loan and deposit products simultaneously in one application.

• 21% year-over-year growth in eStore interactions.

• Market outperformance in mortgage due to positioning in the home purchase and construction space and focus on affordable lending and physicians’ mortgages.

• Grew physician’s households by nearly 10% year over year.

• 15% growth in Small Business Administration loan portfolio.

46 F.N.B. Corporation

Compensation Discussion and Analysis

Pillar 2: Efficiency & Expense Control

Key Strategic Themes & Outcomes:

•  Record efficiency ratio* of 51.2%.

•  Achieved 1.6% positive operating leverage when 75% of our peers had negative operating leverage.

•  Achieved $7 million in cost savings in 2023, bringing total cumulative 5-year cost savings to $76 million.

•  Continued investment in digital channels, machine learning and AI to scale the organization.

•  Progressing on the buildout of FNB Financial Center in the Hill District in Pittsburgh which will consolidate regional operations and create efficiency.

Key 2023 Initiatives & Highlights:

• Achieved $7 million in organic gross cost savings in 2023 through branch repositioning and exits, vendor management, and productivity enhancements.

•  Progress made on the buildout of FNB Financial Center in the Hill District in Pittsburgh, which will consolidate regional operations and create efficiency in approximately 200,000 square feet across 10 floors and a new branch.

• Increased mortgage digital applications by 19% year-over-year with 77% of mortgage applications now being digital.

• Used technology to automate multiple processes throughout the back office, including robotic process automation and machine learning.

• Continued the retail branch optimization strategy with the consolidation of 6 branches in 2023.

2024 Proxy Statement 47

Compensation Discussion and Analysis

Pillar 3: Optimize Retail Bank

Key Strategic Themes & Outcomes:

•  Expanded our physical delivery channel to nearly 2,000 combined branches, ATMs and interactive teller machines.

•  Continued investment in our Clicks-to-Bricks strategy through our eStore® Common Application.

•  Growth in digital and mobile adoption.

•  External recognition as a model bank for omni-channel retail delivery.

Key 2023 Initiatives & Highlights:

• Strengthened the ATM presence, adding 215 branded ATMs in 2023.

• Successfully consolidated 6 retail branch locations, and opened 4 de novo branches strategically located in South Carolina, Northern Virginia, and Pittsburgh, Pennsylvania.

• Online consumer loan applications increased 79% year over year driven by the newly released eStore Common Application, with 8% of applications being for multiple products.

• Completed rollout of relationship banker across the footprint in 2023 which aims to transform our branch service to be more customer centric.

•  Completed eStore Common Application functionality that allows customers to apply for up to 30 loan and deposit products simultaneously which streamlines the application process, eliminates keystrokes, and provides a portal to upload supporting documents while automating account funding.

• Grew online banking active user base and mobile banking users by 3% and nearly 13% year over year, respectively.

48 F.N.B. Corporation

Compensation Discussion and Analysis

Pillar 4: Durable & Scalable Infrastructure

Key Strategic Themes & Outcomes:

•  Continue to grow and invest in data science and analytics.

•  Invested in upgrading and modernizing IT infrastructure, including a new mainframe solution to streamline operations, improve efficiency, and provide for future scale.

•  Continued enhancement of our uniform experience across in-branch, mobile and online platforms through our Clicks-to-Bricks strategy.

•  Leveraged scalable expense base to achieve a 51% efficiency ratio* and 1.6% positive operating leverage.

•  Added new offerings to our products and services, including those that benefit underserved communities.

Key 2023 Initiatives & Highlights:

• Operations leveraged new digital workflows and application programming interfaces to automate multiple administrative processes, streamlining consumer and small business loan processing timelines.

•  Continued investment in our Enterprise Data Warehouse roadmap by implementing tools for Credit Risk, Automation of eDelivery monthly metrics, Mortgage Compass reporting, and business dashboards for various affiliates and lines of business.

• Expanded support and heavy emphasis on data science and marketing analytics to support strong lead generation and increased cross-sell opportunities.

• Successfully converted to IBM Mainframe and corresponding technologies to enhance processing times, reduce risk, and provide significant scale.

2024 Proxy Statement 49

Compensation Discussion and Analysis

Pillar 5: Strong & Differentiated Brand

Key Strategic Themes & Outcomes:

•  Growing a diversified bank with a comprehensive array of products and services

•  Experienced and consistent executive leadership

•  Disciplined credit management

•  Omni-channel presence

•  Exceptional customer service and differentiated culture

•  Multiple national and regional workplace awards

•  Maintained inclusion in Standard and Poor’s MidCap 400 Index and Russell 1000 Index

Key 2023 Initiatives & Highlights:

• Named one of the World’s and America’s Best Banks by Forbes and named to the Power 100 in Pittsburgh Business Times.

• More than 30 third-party awards highlight growing reputation as a leader in innovation, performance and workplace culture.

• Nationally recognized as one of America’s Greatest Workplaces for Diversity by Newsweek and as a Top Workplace USA by Energage.

•  Disseminated more than 65 press releases on various national and regional topics of interest, reaching a total potential audience numbering in the hundreds of millions. During 2023, FNB was referenced in more than 580 news stories or other external content.

50 F.N.B. Corporation

Compensation Discussion and Analysis

Pillar 6: Promote Core Values Including Diversity and Inclusion and other ESG Initiatives

Key Strategic Themes & Outcomes:

•  FNB Financial Center, one of the largest, most socially responsible urban development initiatives taking place in the country, is in development and on track for completion

•  Invested more than $7 million in grant funds, impact investment funds and community development financial institutions

•  Significant supporter of the United Way in FNB’s communities

Key 2023 Initiatives & Highlights:

• Progress made on the buildout of FNB Financial Center in the historically-underserved Hill District in Pittsburgh.

• Recognized for commitment to diversity, equity and inclusion (DEI) and as a top DEI employer by Newsweek, DiversityJobs, Diversity Lab and Energage.

•  Named to Coalition Greenwich’s inaugural list (2023) of “Standout Commercial Banks” and “Excellence and Best Brand” for demonstrating commitment to environmental, social and governance principles and values.

• Introduced the Special Purpose Credit Program (SPCP) and expanded closing cost assistance grant program across all regions.

• Received various gender-based awards by Professional Woman’s Magazine and Women’s Choice Award including the “Best Companies to Work for” award for women and millennial women.

•  Sponsored the FNB Small Business Development Camp in partnership with the Pittsburgh Penguins and Riverside Center for Innovation, providing workshops and grant funds to five small business finalists.

2024 Proxy Statement 51

Compensation Discussion and Analysis

II. COMPENSATION PHILOSOPHY AND OBJECTIVES

Governance and Risk Management Role of the Compensation Committee

Our Committee meets regularly during the year and:

1.

Continually reviews any developments that occur related to all aspects of executive compensation, including developing trends, shareholder and proxy advisory service pronouncements, adherence to our risk appetite statement, the structure of our compensation programs and their effectiveness and our financial performance and its relationship to compensation.

2.

Regularly evaluates all our compensation programs, including programs compensating our CEO and NEOs, for reasonableness and competitiveness to the market and believe a strong compensation program is rooted in a pay-for-performance philosophy that rewards long-term results that are aligned with shareholder interests.

3.

Ensures our compensation programs and decisions detailed in the CD&A and accompanying tables below fairly compensate our CEO and NEOs, provide for and result in both retention of our existing talent and attraction of diverse top talent, and ensure appropriate alignment and risk taking.

The chart below details this year-long comprehensive process and is followed by a chart providing the levels of review of our comprehensive risk management program.

52 F.N.B. Corporation

Compensation Discussion and Analysis

Compensation Committee’s Systematic Approach to Oversight of Compensation Matters

Category	Actions/Responsibilities

Governance	Q1	Q2	Q3	Q4

•  Review and approve STI and LTI guidelines.

•  Review and approve Compensation Committee eligibility.

•  Review and approve the CD&A and Compensation Committee Report.

•  Review independence of Compensation Consultant.

	Q1	Q2	Q3	Q4

•  Review the Committee’s compensation philosophy statement and overall effectiveness of the program.

•  Review compensation consultant’s report on compensation practices.

•  Review compensation policies including stock ownership.

•  Review Say-on-Pay voting recommendations from proxy advisors and Annual Meeting voting results.

	Q1	Q2	Q3	Q4

•  Review and reassess Committee Charter and advise the Nominating Committee of the Board of any recommended changes, as needed.

•  Review the performance of the Committee’s compensation consultant and related contract.

	Q1	Q2	Q3	Q4

•  Review the annual market compensation evaluation of executive officer positions, including the CEO, together with compensation consultant’s opinion on the reasonableness and appropriateness of the total compensation program.

Market & Risk Assessment	Q1	Q2	Q3	Q4
• Consider risks arising from incentive plans and compensation programs. • Review compensation consultant’s industry and market updates.
	Q1	Q2	Q3	Q4
• Receive Compensation Risk Assessment report of Chief Risk Officer.
	Q1	Q2	Q3	Q4
• Receive annual and ongoing trends and developments, and education session from compensation consultant.

Shareholder Feedback	Q1	Q2	Q3	Q4
• Receive and review feedback from shareholder engagement.
	Q1	Q2	Q3	Q4
• Discuss shareholder engagement feedback.

Target Setting	Q1	Q2	Q3	Q4
• Review and approve corporate performance measures and goals for short-term and long-term incentives.
	Q1	Q2	Q3	Q4
• Review annual and LTI performance measures and goals.

Performance Assessments and Compensation Determinations	Q1	Q2	Q3	Q4
• Review Company performance for prior year against corresponding objectives in the STI and LTI. • Review corresponding peer results.
	Q1	Q2	Q3	Q4

•  Receive management’s report on corporate performance and corresponding plan compensation payouts for all outstanding plans.

•  Certify achievement of performance results for the STI and LTI in previous year.

•  Determine STI awards payable to executive officers for prior year.

2024 Proxy Statement 53

Compensation Discussion and Analysis

Levels of Review

Compensation Committee	⬛

∎  Guided by philosophy that supports and reflects FNB’s risk appetite and risk management culture.

∎  Works with an experienced and independent executive compensation advisor to monitor and evaluate our compensation practices from a risk management perspective.

∎  Manage and control the risks that employees can take or effectively influence, consistent with their roles and responsibilities to serve our clients by setting and communicating our risk appetite in advance.

∎  Ensures compensation policies and procedures do not encourage unnecessary or excessive risk taking.

Management Compensation Committee	⬛

∎  Led by our CEO, CFO, Chief Credit Officer, Chief Wholesale Banking Officer, Chief Consumer Banking Officer, Chief Risk Officer and EVP of Human Resources.

∎  Reviews our compensation plans to ensure that the plans are appropriately balanced between risk and reward.

∎  Evaluates all awards, under all plans, including awards to all equity recipients, to ensure that the awards are consistent with our risk appetite statement and do not incent unnecessary risk taking.

Chief Risk Officer Review	⬛

∎  Conducts a review of all compensation plans to identify any plan features that could lead an employee to take unnecessary and excessive risks that could pose a threat to our financial performance.

∎  Conducts a business unit review and a review of employee incentive plans and executive incentive plans, including company-wide plans.

∎  Provides a report to the Management Compensation Committee, the Risk Management Committee and the Compensation Committee.

Internal Audit Department	⬛

∎  Conducts an annual review of risks associated with activities existing in all lines of business, including all compensation-related risks.

∎  Determine the risk level of a business which provides a framework for setting the annual plan.

∎  Performs risk-based reviews of controls related to plan governance and plan participants.

Second Level Business Unit Review	⬛

∎  After the business unit assessment, Wholesale Banking Solutions, Consumer Banking Solutions and Human Resources review plans for consistency and ensure plans account for shareholder and consumer interests.

Business Unit Review	⬛

∎  Reviews its annual performance goals and adjusts overall incentive compensation goals and plans for the business unit staff, as necessary and appropriate.

∎  Establishes key performance indicators (KPIs) for participants and individual employee objectives and ensures that neither will incent unnecessary risk taking.

∎  Key risk indicators (KRIs) are designed to measure quality control standards, compliance results and asset quality and serve to modify the results generated solely by the KPIs and reduce compensation for actions that are not consistent with our risk appetite or that are not in the best interests of our customers.

54 F.N.B. Corporation

Compensation Discussion and Analysis

Competitor Peer Set

Along with our compensation consultant and in order to define an appropriate peer set for determining 2023 compensation levels and for performance comparison metrics for use in incentive compensation plans, we screened all 2022 peers and financial institutions included in the KBW regional banking composite index, using several quantitative and qualitative criteria, including whether the potential peer is a key business or market competitor, asset size, geography, business model, including ownership, number of retail locations, employee headcount, and whether it is part of a merger, acquisition or is an acquisition target.

The Committee seeks peers that have a business model like ours which provides a meaningfully diversified focus on consumer and corporate banking; and believes that peer group construction requires a balance between including companies that match in size, focus, business model similarity, and competitive dynamics, including similar geographic and demographic footprints, and similar competition for talent.

Based on this process and philosophy, the Committee determined that there did not need to be any changes to the 2022 peer group and that the 2023 peer group, as stated below, represents an appropriate comparative reference for both determining executive compensation and establishing appropriate relative peer benchmarks for use in incentive compensation plans.

Competitor Peer Set Determination for the 2023 STI Plan and 2023-2025 LTI Plan

2023 Peer Group[1] (sorted from highest to lowest asset base at 12/31/23)

Huntington Bancshares, Inc. (HBAN)	Valley National Bancorp. (VLY)	UMB Financial Corp. (UMBF)
Regions Financial (RF)	Synovus Financial Corp. (SNV)	Associated Banc-corp. (ASB)
New York Community Bancorp., Inc. (NYCB)[2]	Wintrust Financial Corp. (WTFC)	BankUnited, Inc. (BKU)
Zions Bancorporation (ZION)	Cullen/Frost Bankers, Inc. (CFR)	Hancock Whitney Corp. (HWC)
Comerica (CMA)	BOK Financial (BOKF)	Commerce Bancshares, Inc. (CBSH)
First Horizon National Corp.(FHN)	Pinnacle Financial Partners (PNFP)	Umpqua Holdings Corp. (UMPQ) [4]
Webster Financial Corp. (WBS)[3]	South State Bank (SSB)

[1]

The Committee also recognized that some of the peers in the 2023 peer group may be in process of a strategic combination pending regulatory approval, or have made such an announcement, during the 2023 fiscal year. As such, the Board will revisit those peers for the purposes of the 2024 peer group.

[2]	NYCB completed its acquisition of Flagstar on December 2, 2022 and acquired portions of Signature bank out of receivership in Q1 2023.
[3]	WBS completed its merger with Sterling on February 1, 2023.
[4]	UMPQ was acquired by Columbia State Bank on March 1, 2023. The combined holding company now operates as Columbia Banking System, Inc. and trades under the stock ticker COLB.

2024 Proxy Statement 55

Compensation Discussion and Analysis

Philosophy and Structure

Pay for Performance

Pay Component	Rationale	Design Element

• Majority of our NEOs’ target pay is variable and long term.	• Ensures that target pay has strong alignment between pay and performance and this balance emphasizes the importance of long-term results on total compensation.	• 56% of CEOs’ target pay is performance-based. • 48% of NEOs’ pay is performance-based.

• Our LTI awards are divided into time and performance awards.	• Addresses executive retention with the need for performance-based incentive structures.

•  60% of LTI awards are performance-based measured over a three-year performance period.

•  These performance-based LTI awards will not vest if we do not achieve the threshold performance level.

•  40% of LTI awards are time based.

• Substantial portion of compensation has performance-linked components for our CEO and NEOs.	• Performance versus peers measures effectively tie pay and performance. • Based on meeting performance goals, utilizing a best-in-class plan design.

•  Use of a balanced and diversified set of five metrics in our STI and LTI plans, four of which are peer-relative including Operating ROATCE*, Efficiency Ratio*, TSR and ICG Growth*, that are directly tied to shareholder value.

•  Conversely, most peers do not use peer-relative metrics in their STI plan.

• Direct compensation, including salary, STI and LTI, are within a reasonable range of peer median.	• Aimed at offering a market competitive executive compensation package.

•  When performance is above or below median, our NEOs’ realized pay is designed to move similarly.

•  Considers peer group compensation practices.

•  Considers recommendations of the independent compensation consultant.

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Compensation Discussion and Analysis

Say-on-Pay Support and Shareholder Engagement

2023 Say-on-Pay Shareholder Support	Number of Shareholders Contacted in Fall 2023	Percentage of Outstanding Shares	Engagement Participants
94.37%	100	76%	C-Suite Executives, members of our Investor Relations, Legal and Human Resources Departments

Highlights of Our Shareholder Engagement Program:

In addition to the discussion related to corporate governance and sustainability, under “2023-24 Shareholder-Proxy Advisor Engagement Feedback” under Robust Shareholder Engagement Program, below are highlights of results of compensation changes over the last few years:

What We Heard From Shareholders	What We Did in Response

Continued enhancement of the details regarding determination of the compensation metrics and results, including where appropriate, year-over-year changes.	Continual disclosure enhancement including a robust discussion of the specific metrics, targets and corresponding rationale for any changes to the program.

Further explanation of setting compensation targets at median.	Reviewed peer practices and confirmed median targets for incentive compensation is consistent with three-quarters of peers.

Rationale for using Operating ROATCE* metric instead of PPNR metric in our STI plan for 2023.	Operating ROATCE* strongly aligns short-term and long-term plans to account for the effect of provision for loan losses on earnings.

Questions on the details of peer selection process and final peer group.	Reviewed and refined our disclosure to ensure that we are using suitable comparisons for pay decisions.

Consider elimination of single-trigger vesting change-in-control provisions in LTI Awards and legacy employment agreement.	All of our LTI awards are now subject to double-trigger vesting and in 2023 we amended a legacy employment agreement to eliminate the “single trigger” provision.

2024 Proxy Statement 57

Compensation Discussion and Analysis

III. COMPENSATION PLAN STRUCTURE AND OUTCOMES

Our NEOs receive compensation through the following mix of elements: base salary, cash and equity-based awards, including time- and performance-based equity awards. A detailed overview of each element of compensation is provided below:

Mix of Compensation Elements

Description	Rationale
Base	▪ Fixed component of pay. ▪ Targeted within a reasonable range of the median of our market peer set.	▪ Provides fixed compensation for executives to provide each employee with a degree of financial certainty.
STI Plan	▪ Paid in cash annually. ▪ Tied to achievement of financial and peer-relative metrics. ▪ Executives can earn between 0 – 200% of their target award based upon performance relative to three key metrics. ▪ 70% of the weighting is based on industry and peer considerations, and 30% of the weightings are peer-relative metrics.	▪ Rewards achievement of key drivers of our annual operating plan. ▪ Rewards performance relative to peers.
LTI Plan	▪ Makes use of 60% performance-based restricted stock units (RSU) awards and 40% time-based RSUs. ▪ Performance-based RSUs are tied to achievement of three peer-relative financial metrics. ▪ Time-based RSUs vest in equal annual installments over 3 years provided the executive remains continually employed. ▪ Executives can earn between 0 – 218.75% of their performance-based target award.	▪ Focuses executives on achievement of ROATCE* and ICG Growth* which are in total alignment with shareholder interests. ▪ Performance RSU results are modified by TSR which enhances alignment with shareholder interests. ▪ Rewards NEOs for commitment to FNB and assists with their retention. ▪ Time-based vesting period is consistent with market practice and assists with retention. ▪ Encourages stock ownership.
Benefits and Perquisites	▪ Benefits primarily consist of participation in a defined contribution plan and health and welfare benefit plans generally available to all employees. ▪ Includes executive life and long-term disability insurance at the same overall levels. ▪ Some NEOs received perquisites such as club memberships and use of a company vehicle. ▪ The company does not provide tax gross ups for any form of compensation.	▪ Consistent with market practices and assists with retention. ▪ Club membership offers some NEOs the ability to engage in business development activities, including entertaining customers, potential customers and various business, community and political contacts, which is an integral part of our industry. ▪ We provide company cars and in some cases transportation for the security of personnel and for business development purposes.

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Compensation Discussion and Analysis

Incentive Compensation Metrics & Design Structure

Short-Term Incentive Compensation Plan Structure and Awards

Introduction

•  The use of peer-relative metrics in FNB’s STI Plan distinguishes it from the compensation plans of most of our peers which generally do not use peer-relative metrics in short-term plans.

•  For the “Operating EPS* vs. Plan Operating EPS Target” metric, the Board considers many elements of the plan including:

✓ The macroeconomic environment,

✓ The degree of positive operating leverage,

✓ The firm’s risk appetite,

✓ Peer performance and industry growth estimates, and

✓ The overall nature of the operating environment.

2024 Proxy Statement 59

Compensation Discussion and Analysis

Short-Term Incentive Compensation Plan Structure

A brief description of each of the 2023 STI metrics is provided below along with why FNB believes they are important to the performance, strategy and investment thesis of FNB.

Calculation of Total STI Payout Award

A payout percentage is computed for each metric and then averaged based upon established weightings. Threshold, target and maximum payout levels vary by NEO and are established based on market analysis which consider role, degree of responsibility, experience, and skillset when making the determination. The chart below presents the threshold, target and maximum payout levels for each of the STI measures which include operating earnings per diluted common share* versus target, peer-relative Operating ROATCE* and peer relative efficiency ratio.

Consistent with industry standards and with the target-setting process utilized by 75% of our peers, target performance is set at 50th percentile of peer performance. This is consistent with our philosophy of paying within a reasonable range of peer median compensation for target performance.

Metric Weighting	70%	20%	10%

Performance Level	Operating EPS* vs Target	Peer-Relative Operating ROATCE*	Peer-Relative Efficiency Ratio*	Vesting Percentage

Threshold	90%	25th Percentile	25th Percentile	50% of Target

Target	100%	50th Percentile	50th Percentile	100% of Target

Maximum	110%	75th Percentile	75th Percentile	200% of Target

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Compensation Discussion and Analysis

2023 Short-Term Incentive Compensation Award Target Opportunities

The CEO and other NEOs have an incentive opportunity expressed as a percentage of each of their base salaries, as shown below, which did not change from 2022 to 2023. We did not increase the base salary of our CEO and we increased the base salaries of the other NEOs, as set forth in the chart below, in order to ensure competitive direct compensation relative to the market median.

Name	2023 Salary	2022 Salary	% Increase	Below Threshold	Threshold (50%)	Target (100%)	Maximum (200%)

Vincent J. Delie, Jr.*	$1,187,000	$1,187,000	0.0%	0%	50%	100%	200%

Vincent J. Calabrese, Jr.	554,000	538,000	3.0	0	40	80	160

Gary L. Guerrieri	509,000	494,000	3.0	0	30	60	120

David B. Mitchell II	438,000	425,000	3.1	0	30	60	120

Barry C. Robinson	428,000	416,000	2.9	0	30	60	120

*	Based on our compensation process, the committee increased Mr. Delie’s STI target to 125% of his base salary for 2024.

2023 STI Performance Results Summary

A summary of the Company’s short-term incentive compensation performance metrics results, STI performance and payout results are shown below.

2023 Operating Plan EPS* Target

The Board set FNB’s 2023 operating EPS* target at $1.60 in December of 2022 when the plan was approved. This target was (a) consistent with industry and investor expectations given industry dynamics related to interest rates at the time; (b) reflected positive operating leverage in 2023 relative to 2022, (c) represented double-digit year-over-year growth in operating EPS; (d) represented a prudent level of earnings growth given our Risk Appetite and asset-sensitive position.

Performance on Operating EPS* vs. Plan Operating EPS Target

FNB’s final 2023 operating earnings per diluted common share* of $1.57 resulted in performance that was 98% of its plan target. The Board could not have foreseen the banking disruption that ensued in the first quarter when establishing the Operating Earnings Per Share target. During March 2023, rising interest rates exposed risky investment strategies at three large US banks causing liquidity issues and the ultimate collapse and failure of those banks. These events caused public fear triggering global market panic, industry instability, heightened regulatory scrutiny and contagion risk across the financial services sector. While FNB’s asset/liability management process was properly positioned relative to the interest rate increases to proactively fend against the contagion risk, FNB enacted its crisis management playbook and took decisive action to bolster its liquidity position and further enhance its deposit base by strategically identifying pricing strategies to maintain appropriate deposit balance levels while also managing its cost of funds to significantly outperform our peers. Nevertheless, the financial effect of the excess liquidity and the higher deposit cost carry resulting from an accelerated mix shift to higher cost deposit products and higher pricing competition in the market overall, adversely effected FNB’s operating results.

2024 Proxy Statement 61

Compensation Discussion and Analysis

As such, the Committee recognized the dynamics of the economic environment during the banking crisis and the extraordinary leadership actions taken during this time. The Committee also acknowledged that the strategy, management actions taken in response to the banking disruption, and relative performance of FNB during this period was commendable. Most notably, record Operating EPS* of $1.57 resulted in a 12% year-over-year increase which ranked #2 among peers. In addition, FNB outperformed its peers on most fundamental metrics in 2023 (operating EPS growth, net income growth, revenue growth, Pre-Provision Net Revenue (PPNR), operating leverage, efficiency ratio, net interest margin and cost of total deposits). Despite the market disruption, the stability and granularity of our deposit base translated into significant outperformance versus peers as our change in non-interest-bearing deposits was 2nd best and our change in non-interest-bearing deposit mix was 3rd best relative to our peers. FNB’s TSR performance was outstanding in recognition of strong financial performance and balance sheet positioning with top quartile TSR performances for 1-, 3- and 5-year time horizons. Given these considerations, the Committee set the operating EPS versus plan performance at 110%. Excluding the unfavorable effects from the banking crisis, FNB would have far exceeded the maximum performance level for the Operating EPS* component of the STI plan.

Long-Term Incentive Compensation Plan Structure and Awards

Introduction

Our compensation program is designed to be competitive and align with our philosophy of tying pay to performance. For our NEOs, this is accomplished through a mix of equity-based awards, including time- and performance-based equity awards that measure performance over a three-year period. A brief overview of each element of long-term compensation is provided in the chart below.

Long-Term Incentive Compensation Plan Structure

The chart below depicts the components of our long-term awards and illustrates how our performance-based awards and payouts are calculated:

As shown above, the performance award component of our LTI plan is split into two performance metrics. The first metric component uses Operating ROATCE* and measures our annual performance versus peer performance for each of the three years in the award time horizon. Each LTI plan measure is calculated independently for each of the three years and then averaged for FNB and each of its peers. We determine the

62 F.N.B. Corporation

Compensation Discussion and Analysis

payout level based upon how this average measure compares to our peers. This payout level is then increased or decreased based on relative TSR performance to determine the final payout percentage. TSR performance at median results in no adjustment to the award. If our TSR performance is at or below the 25th percentile of peers, the award is adjusted downward 25%. If our TSR performance is at or above the 75th percentile, the award is adjusted upward 25%. The final payout percentage is calculated by multiplying the metric result by the TSR result (1+/-25%) utilizing straight-line interpolation between the 25th and 75th percentiles.

The second metric is ICG Growth* which is defined as the annual change in TBV* per common share plus the dividends declared per common share during the annual period, divided by TBV* per common share at the beginning of the performance period versus the same measures for our peers. Similar to Operating ROATCE*, the award level associated with this measure is calculated independently for each of the three years of the award time horizon, and then averaged. Thereafter, the award is multiplied for TSR performance versus peers the same as described above for Operating ROATCE* performance.

All stock-based performance awards vest based on the following tables:

Performance Level	Percent Rank	Vesting Percentage(1)

Threshold	25th Percentile	25% of Target

Target	50th Percentile	100% of Target

Maximum	75th Percentile	175% of Target

(1)	There is straight-line interpolation between all levels.

2024 Proxy Statement 63

Compensation Discussion and Analysis

2023 Long-Term Incentive Compensation Award Target Opportunities

The following table shows the target value of the 2023 grants for each of the NEOs. The performance-based awards will vest in 2026 only to the extent performance goals are met.

Name	2023 LTI Plan Opportunity (% of Salary)	Performance- Based ($)	Time- Based ($)

Vincent J. Delie, Jr.*	250%	1,780,500	1,187,000

Vincent J. Calabrese, Jr.	150	498,600	332,400

Gary L. Guerrieri	100	305,400	203,600

David B. Mitchell II	90	236,520	157,680

Barry C. Robinson	90	231,120	154,080

*	Based on our compensation process, the committee increased Mr. Delie’s LTI target payout for 2024 to 275% of his base salary.

2021 to 2023 LTI Performance Results Summary

As a result of the strong performance over 2021 through 2023, the performance award for that period paid out at 181.3% of each NEOs’ target. The Operating ROATCE* metric achieved above target results and the ICG Growth* metric achieved top quartile results with TSR performance at the 95th percentile of peers used for the three-year measurement period. Additional ranking and measurement details for each metric are shown below.

Total 2023 STI and LTI Compensation Plan Payout Results

Based on the above analysis and considerations, the Committee reasonably believes the 2023 short-term and long-term incentive award determinations appropriately balance long-term shareholder interests and reward executives for successfully executing on both FNB’s 2023 Operating Plan and the 2020 – 2023 long-term Strategic Plan while successfully navigating various crises during this time consistent with our Risk Appetite Statement. This strong operating performance has enabled FNB to return over $220 million to our shareholders in 2023, and nearly $600 million to our shareholders since 2020 (representing dividends paid and shares repurchased).

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Compensation Discussion and Analysis

Additional Compensation Policies and Practices

Management Stock Ownership Policy

We maintain a Management Stock Ownership Policy that requires the CEO, the other NEOs and certain senior management who participate in the LTI plan to have varying levels of stock ownership based upon the officer’s participation level in the plan. The policy requires participants to hold the lesser of a specific share amount or a number of shares equal to a specific dollar threshold that is a multiple of the participant’s salary. We believe that this policy aligns with management and shareholder interests and acts as a risk mitigant, because our NEOs have a significant long-term stake in our success. Under our policy, acceptable forms of stock ownership include:

•	shares owned individually and by immediate family
•	long-term stock awards, including all restricted stock and unit awards
•	shares held in the 401(k) Plan

Specific ownership guidelines for the NEOs are as follows:

Named Executive Officer	Share Value	Number of Shares	Compliance
Vincent J. Delie, Jr.	5 x salary	250,000	met
Vincent J. Calabrese, Jr.	3 x salary	100,000	met
Gary L. Guerrieri	3 x salary	100,000	met
David B. Mitchell II	3 x salary	100,000	met
Barry C. Robinson	3 x salary	100,000	met

We annually review progress toward achieving the ownership guidelines. Our NEOs are required to reach the stock ownership guidelines within five years after the later of any of the following events: commencement of participation in the LTI Plan; promotion to a higher participation level; or, an increase in a participant’s ownership requirement. If an NEO does not hold the required share amount after the five-year period, the NEO will receive any future incentive awards as stock, in lieu of cash, that the participant must hold until he or she reaches the applicable required ownership level. All our NEOs currently meet the required stock ownership levels based on current policies and are within the time period allotted to achieve the level required under our current stock ownership guidelines.

Retirement and Other Post-Employment Benefits

All employees are eligible to participate in a 401(k) Plan. All salaried employees hired before January 1, 2008, except employees of First National Insurance Agency, LLC (FNIA), participated in our defined benefit pension plan, the Retirement Income Plan (RIP), through December 31, 2010. At that time, we froze each participant’s accrued benefit amount and ceased future accruals.

In general, we have designed our retirement plans to provide NEOs and other employees with financial security after retirement. We provide matching contributions and a performance-based contribution under the 401(k) Plan for all employees, including the NEOs. Previously, we offered a defined benefit pension plan, the RIP. We detail its benefits to employees more particularly in the narrative accompanying the 2023 Pension Benefits table. Additionally, due to Code limits on the amount of compensation that may be recognized for tax-qualified retirement plans, certain NEOs were unable to make the full amount of contributions to the 401(k) Plan and the amount of their total pay that is included in the calculation of their pension benefit is limited. To address that limitation, we offered the F.N.B. Corporation ERISA Excess Retirement Plan (Excess Plan) and continue to offer the F.N.B. Corporation Deferred Compensation Plan (DCP) to allow any affected employee, including the NEOs, to receive the full benefit intended by the qualified retirement plans. In 2010, we amended the Excess Plan consistent with the amendments to the RIP.

In addition to those plans, we previously provided to some senior executives, including Mr. Guerrieri, a supplemental executive retirement plan, called the Basic Retirement Plan (BRP), which is designed to supplement the benefits provided by the RIP and the Excess Plan. The purpose of the BRP was to ensure a minimum level of retirement income for the NEOs and other senior officers who participated in the plan. We closed the BRP to new participants and ceased future accruals for all participants, effective December 31, 2008.

2024 Proxy Statement 65

Compensation Discussion and Analysis

Post-Employment and Change in Control Payments

We believe post-retirement compensation is necessary to attract and retain talented executives and that our post-retirement benefits are competitive in the industry and provide NEOs with appropriate retirement benefits.

We provide severance and change-in-control payments through employment contracts that provide additional security for our NEOs. We determined that the continued retention of the services of our NEOs on a long-term basis fosters stability of senior management through retention of well-qualified officers. The 2023 Potential Payments Upon Termination or Change in Control tables and accompanying narrative detail the NEOs’ employment contracts.

The RIP benefit is determined by a precise formula set forth in the plan document and explained in the narrative accompanying the 2023 Pension Benefits table. The DCP and Excess Plan benefit formulas are based upon the specific opportunity or the amounts lost by the participant due to Code limits and are more fully detailed in the 2023 Non-Qualified Deferred Compensation and 2023 Pension Benefits tables and narratives. The benefit under the BRP is a monthly benefit equal to a target benefit percentage based on years of service at retirement and a designated tier as determined by the Committee and detailed in the narrative accompanying the 2023 Pension Benefits table. We do not grant extra years of credited service under any of our qualified or non-qualified plans. The termination and change in control benefits for NEOs were set by contract and are described more fully in the 2023 Potential Payments Upon Termination or Change in Control tables and in the narrative accompanying the 2023 Summary Compensation Table.

Deferred Compensation

We believe it appropriate to offer our most senior executives and Board members the opportunity to defer compensation for financial planning purposes, including the Deferred Compensation Plan (DCP) implemented in April 2022. The Committee has selected a group of management employees eligible to participate in the plan that includes the NEOs. Participants may choose to defer base salary, STI and/or LTI awards. See the detailed discussion about our plan below our Non-qualified Deferred Compensation Table.

Life Insurance

Under a life insurance agreement with Mr. Delie, we will pay the insurance premium on behalf of Mr. Delie during his employment on a life insurance policy issued and owned by him. The annual premium amount is $182,450 and is payable through the end of the policy year in which Mr. Delie attains age 68. The death benefit payable to Mr. Delie’s beneficiaries under the policy is $2.4 million. The life insurance agreement and our obligation to remit premiums terminates upon: Mr. Delie’s death, the date he voluntarily terminates employment prior to attaining age 68, the date Mr. Delie’s employment is terminated for Cause, as defined in the life insurance agreement, or the date Mr. Delie violates any restrictive covenants contained in his employment agreement (described below), provided that we were obligated to pay policy premiums in 2023 if Mr. Delie was employed by us at any time in 2023 and if Mr. Delie remains continuously employed by FNB through December 31, 2027 we are obligated to pay annual policy premiums through the end of the policy year in which Mr. Delie attains age 68 regardless of whether he voluntarily terminates his employment, unless he violates any applicable restrictive covenants. If we terminate Mr. Delie’s employment without Cause, as defined in the life insurance agreement, or he terminates his employment for Good Reason upon or following a Change in Control, as each are defined in his employment agreement, in either case prior to his attainment of age 68, we are obligated to remit an additional premium amount needed for the life insurance policy to become fully paid-up, such that all the premium payments are complete, Mr. Delie is free of all payment obligations, and the life insurance policy will remain intact and fully paid until Mr. Delie’s death.

Tax Policy and Accounting Treatment of Compensation

We adopted a policy that we will not allow tax gross ups unless we are required to make such a payment due to a prior existing contractual obligation. Currently, we do not have any contractual obligations to our NEOs or any other employee with tax gross-ups, but may be required to honor such a contract due to a merger or acquisition with another entity.

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Compensation Discussion and Analysis

Section 162(m) of the Code currently limits the deductibility of compensation in excess of one million dollars paid to the CEO, CFO or another “covered employee” (as defined by Section 162(m)), or who was such an employee beginning in any year after 2017. Accordingly, compensation awarded to covered employees in excess of one million dollars will generally not be deductible. While we are cognizant of the tax deduction limitations applicable to our compensation program for NEOs, we may set compensation levels or structure arrangements outside the deduction limitations if we deem the amount of compensation appropriate. The Committee has the discretion to establish the compensation paid, or intended to be paid or awarded to the NEOs, as the

Committee may determine in our and our shareholders’ best interests. This is an important feature of our compensation practices because it provides the Committee with sufficient flexibility to respond to specific situations.

As discussed above, we have calculated and discussed with the Committee the tax impact to us and the executives of each of our cash and equity compensation awards and agreements. We also calculate and monitor the accounting expense related to equity-based compensation using the guidance of Accounting Standards Codification (ASC) Topic 718, Compensation — Stock Compensation.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis of this Proxy Statement with the Company’s management and based on such review and discussion, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement. Portions of this Proxy Statement, including the Compensation Discussion and Analysis, have been incorporated by reference into the Company’s 2023 Form 10-K.

Respectfully submitted,

David J. Malone, Chair

Pamela A. Bena

David L. Motley

William J. Strimbu

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2023 Summary Compensation Table

The following table shows the total compensation paid or earned by the Company’s CEO, CFO and the three most highly-paid executive officers other than the CEO and CFO who were employed as of December 31,

2023. Each of the above is referred to as an NEO and, collectively, NEOs. The amounts include services rendered in all capacities to us and our subsidiaries for the year ended December 31, 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
Vincent J. Delie, Jr. President and CEO	2023	1,187,000	0	3,225,435	0	2,279,040	15,954	649,180	7,356,609
	2022	1,185,887	0	3,211,952	0	2,136,600	0	283,935	6,818,374
	2021	1,158,045	0	3,118,203	0	2,056,688	0	244,586	6,577,522
Vincent J. Calabrese, Jr. Chief Financial Officer	2023	553,385	0	880,825	0	850,944	8,977	194,912	2,489,043
	2022	537,492	0	853,080	0	774,720	0	139,973	2,305,265
	2021	524,800	0	826,129	0	745,636	0	120,004	2,216,569
Gary L. Guerrieri Chief Credit Officer	2023	508,423	0	539,521	0	586,368	77,827	127,550	1,839,689
	2022	493,529	0	522,227	0	533,520	0	101,426	1,650,702
	2021	481,750	0	505,569	0	513,353	0	88,406	1,589,078
David B. Mitchell II Chief Wholesale Banking Officer	2023	437,500	0	417,865	0	504,576	0	86,498	1,446,439
	2022	424,039	0	404,360	0	459,000	0	82,110	1,369,509
	2021	399,039	0	377,828	0	426,240	0	40,231	1,243,338
Barry C. Robinson Chief Consumer Banking Officer	2023	427,539	0	408,331	0	493,056	0	100,159	1,429,085
	2022	415,633	0	395,786	0	449,280	0	83,208	1,343,907
	2021	405,388	0	382,911	0	431,982	0	68,256	1,288,537

(1)	Payments under the Company’s annual incentive plan for 2023 are reported in the Non-Equity Incentive Plan Compensation column instead of in the Bonus column, in accordance with SEC requirements.

(2)

The amounts shown in this column represent the grant date fair value of the awards granted during the fiscal year determined pursuant to ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 18 to the Company’s audited financial statements for the fiscal year ended December 31, 2023, included in the Company’s 2023 Form 10-K filed with the SEC on February 26, 2024. These awards earn dividend equivalents, which are subject to the same restrictions and vesting schedule as the underlying units. The amounts reflected in the table for 2023 assume that the performance goals for the performance-based RSUs will be achieved at target. The actual performance cannot be determined for three years and could be zero. At the maximum level of performance, the grant date fair value of the performance-based RSUs granted in 2023 would be: Mr. Delie, $4,284,089; Mr. Calabrese, $1,199,681; Mr. Guerrieri, $734,829; Mr. Mitchell, $569,135; and Mr. Robinson, $556,147. The amount for Mr. Delie also includes a time-based restricted stock unit award, granted for service as a director in 2023 that vests on May 10, 2024 (see narrative under the Director Compensation discussion of this Proxy Statement).

(3)

Amount earned by the NEO as an annual incentive bonus under our STI plan, based upon the Company’s performance. The STI plan is discussed in further detail in the CD&A under “Short-Term Incentive Compensation Plan Structure and Awards”.

(4)

The amounts in this column reflect the actuarial change in the present value of the NEO’s benefit under all our pension plans determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and include amounts that the NEO may not currently be entitled to receive because such amounts are not vested. Our pension plans are described in the narrative accompanying the 2023 Pension Benefits table. We do not pay or provide above-market interest under Non-Qualified Deferred Compensation Plans.

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(5)	All other compensation as reported in this column for 2023 is comprised of the following amounts:

Name	Perquisites and Other Personal Benefits ($)(a)	Executive Insurance Premiums ($)(b)	401(k) Match and Company Contributions ($)	Deferred Compensation Restoration Match ($)(c)	Total All Other Compensation ($)
Vincent J. Delie, Jr.	60,798	192,493	23,805	372,084	649,180
Vincent J. Calabrese, Jr.	53,522	9,309	23,805	108,276	194,912
Gary L. Guerrieri	23,231	9,332	23,805	71,182	127,550
David B. Mitchell II	0	7,863	23,805	54,830	86,498
Barry C. Robinson	17,373	6,151	23,805	52,830	100,159

(a)

The NEOs receive various perquisites provided by or paid for by us pursuant to our policies or individual agreements with the executive. SEC rules require disclosure of the perquisites and other personal benefits, securities or property for an NEO unless the amount of that type of compensation is less than $10,000 in the aggregate. The dollar amount of the perquisite or other personal benefits represents the incremental cost to us of providing the benefit. This column includes the costs of social club dues for Messrs. Delie, Calabrese and Guerrieri; personal financial planning for Messrs. Delie and Calabrese; personal use of company-provided automobiles for Messrs. Delie ($26,581), Calabrese ($29,816), Guerrieri and Robinson; parking fees for Messrs. Delie, Calabrese, Guerrieri, and Robinson; and personal use of corporate aircraft for Mr. Delie. The valuation of the company-provided automobiles was calculated as our current year depreciation or leasing expense for the automobile plus all costs incurred related to the automobile (including, but not limited to, the cost of insurance, gas, car washes, repairs, registration and inspection fees), less our mileage reimbursement allowance for business miles driven by employees who use their own automobile for business purposes. While our Compensation Committee has a strong preference for our CEO to take all his flights on the corporate aircraft (personal and business), our Aircraft Usage Policy limits the number of personal flight hours our CEO may use each year during times when it is not being used for business travel. In authorizing such personal usage, our Compensation Committee considered the advantages that personal aircraft usage offers the Company, including mitigating security risks and encouraging reduced travel time, thereby promoting the CEO’s availability, efficiency and productivity. Mr. Delie’s use of the aircraft did not exceed two (2) personal flight hours in 2023. In regard to such personal use by Mr. Delie or his approved non-business guests, income is imputed to Mr. Delie for tax purposes, for which he covers the tax liability and no gross-up is provided by the Company. In addition, our Aircraft Usage Policy contains procedures to document the principles to be applied in determining the classification of a flight as business or personal and the calculation of the aggregate incremental cost for perquisite purposes, including a definition of personal use and appropriate methodologies for allocating cost between business and personal use when necessary.

Based upon certain operational restrictions and administrative efficiencies, we operate our corporate aircraft under Federal Aviation Administration rules and regulations that limit our ability to accept reimbursement for personal flights on our aircraft. The incremental cost to FNB for personal aircraft use is calculated by dividing the total number of personal passenger hours by the total passenger hours, then multiplying that number by the Company’s total variable cost for 2023. The total variable cost includes costs related to maintenance, crew expenses, pro rata cost of extra fuel due to additional weight, meals, beverages, landing fees and ground transportation services. Since the aircraft is used primarily for business travel, total variable cost does not include the calculation of fixed costs that do not change based on particular usage, such as crew salaries, insurance, aircraft management services, hangar rental, capital improvement costs intended to cover a multi-year period, and other fixed costs not affected by the presence of additional passengers.

(b)	This amount reflects Company paid premiums for executive owned life insurance coverage. The amount for Mr. Delie includes a premium payment of $182,450 for his life insurance coverage.

(c)

This amount reflects Company contributions during the year to the DCP as more fully described in the narrative accompanying the 2023 Non-Qualified Deferred Compensation table. Includes Restoration Match accrued in 2023 and contributed to the DCP in 2024.

The foregoing 2023 Summary Compensation Table does not include certain fringe benefits generally made available on a non-discriminatory basis to all our salaried employees such as group health insurance, dental insurance, vision insurance, life insurance, accidental death and dismemberment insurance and long-term disability insurance, which we consider to be ordinary and incidental business costs and expenses.

Mr. Delie became CEO in 2012 and entered into his employment agreement with us and FNBPA on December 15, 2010. Mr. Delie’s contract has an initial term of three years and, unless sooner terminated,

automatically extends for one year on the anniversary of the commencement date such that, on the anniversary date, the contract continues to have a three-year term. Either party may terminate the automatic renewal provision by providing the other party with 30 days’ advance written notice of non-renewal prior to the anniversary of the commencement date. Currently, Mr. Delie’s employment agreement runs through December 2026. Under the terms of the agreement, Mr. Delie is entitled to receive a base salary that may be increased from time to time as determined by the Committee. Additionally, in 2023, Mr. Delie was eligible to

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participate in our annual incentive compensation plan at a target award level of 100% of his base salary. Thus, he had the possibility of achieving a bonus between 0% and 200% of his base salary. In addition to his employment agreement, as a retention incentive we entered into a life insurance agreement with Mr. Delie on November 3, 2022, as described above, pursuant to which we will pay the insurance premium on behalf of Mr. Delie during his employment on a life insurance policy issued and owned by him. The severance and change in control provisions of Mr. Delie’s employment agreement and the obligations and proceeds from life insurance are described in the narrative accompanying the 2023 Potential Payments Upon Termination or Change in Control tables.

Mr. Calabrese serves as our CFO and entered into his employment agreement, the amounts for which are detailed in the 2023 Summary Compensation Table, with FNBPA on February 21, 2013. The initial term of the agreement was for two years, and automatically extends for a one-year period on each anniversary of its commencement date such that, on the anniversary date, the contract has a two-year term unless sooner terminated. Either party may terminate the automatic renewal of the agreement by providing the other with 30 days’ advance written notice of non-renewal. Mr. Calabrese’s contract runs through February 2026. Under the terms of the agreement, Mr. Calabrese receives a base salary that may be increased from time to time as determined by the Committee. Additionally, Mr. Calabrese is eligible to participate in our annual incentive compensation and bonus plans at the discretion of the Committee with a target award level of 80% of base salary for 2023. Thus, he had the possibility of achieving a bonus between 0% and 160% of his base salary. The severance and change in control provisions of Mr. Calabrese’s employment agreement are described in the narrative accompanying the 2023 Potential Payments Upon Termination or Change in Control tables.

Mr. Guerrieri serves as our Chief Credit Officer. He entered into his current employment agreement on November 30, 2023, which is an amendment and restatement of his original employment agreement with FNBPA dated January 25, 2002, and amended in December 2008 and December 2012, in order to comply with IRS Code Section 409A, Mr. Guerrieri’s employment agreement was amended and restated in 2023 to replace the single-trigger change in control provision with a double-trigger provision. Mr. Guerrieri’s contract had an initial term of two years and automatically extends for a one-year period on the anniversary of its commencement date such that, on the anniversary date, the contract has a two-year term, unless either party terminates the contract sooner. Either party may terminate the automatic renewal of the agreement by providing the other 30 days’ advance written notice of non-renewal. Mr. Guerrieri’s contract runs through November 2026. Under the terms of the agreement, Mr. Guerrieri receives a base salary, as reflected in the 2023 Summary Compensation Table that may be increased from time to time as determined by the Committee. Mr. Guerrieri is also eligible to participate in our annual incentive compensation and bonus plans at the Committee’s discretion. Mr. Guerrieri’s target award level for annual incentive compensation was 60% of his base salary for 2023. Thus, he has the possibility of achieving a bonus between 0% and 120% of his base salary. The severance and change in control provisions of Mr. Guerrieri’s employment agreement are described in the narrative accompanying the 2023 Potential Payments Upon Termination or Change in Control tables.

Mr. Mitchell serves as our Chief Wholesale Banking Officer and entered into his current change in control agreement on December 30, 2020. His agreement does not contain a set term. Mr. Mitchell receives the base salary as reflected in the 2023 Summary Compensation Table that may be increased from time to time as determined by the Committee. He is eligible to participate in our annual incentive compensation and bonus plans at the Committee’s discretion. His target award level for annual incentive compensation in 2023 was 60% of base salary with the possibility of achieving between 0% and 120% of base salary. The severance and change in control provisions of Mr. Mitchell’s agreement are described in the narrative accompanying the 2023 Potential Payments Upon Termination or Change in Control table.

Mr. Robinson serves as our Chief Consumer Banking Officer and entered into his current employment agreement on November 4, 2015. His agreement was for an initial term of two years and automatically renews such that, on the anniversary date, he has two years remaining. Under the terms of the contract, Mr. Robinson receives the base salary as reflected in the 2023 Summary Compensation Table that may be increased from time to time as determined by the Committee. He is eligible to participate in our annual incentive compensation and bonus plans at the Committee’s discretion. His target award level for annual incentive compensation in 2023 was 60% of base salary with the possibility of achieving between 0% and 120% of base salary. The severance and change in control provisions of Mr. Robinson’s employment agreement are described in the narrative accompanying the 2023 Potential Payments Upon Termination or Change in Control tables.

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2023 Grants of Plan-Based Awards

The following table sets forth grants of plan-based awards to the NEOs for 2023:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Award Type (1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Vincent J. Delie, Jr.	STI	n/a	0	1,187,000	2,374,000	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	2-22-2023	n/a	n/a	n/a	n/a	n/a	n/a	83,533	n/a	n/a	1,187,004
	RSU-PB	2-22-2023	n/a	n/a	n/a	23,494	125,300	274,094	n/a	n/a	n/a	1,958,439
	DIR	5-10-2023	n/a	n/a	n/a	n/a	n/a	n/a	7,575	n/a	n/a	79,992
Vincent J. Calabrese, Jr.	STI	n/a	0	443,200	886,400	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	2-22-2023	n/a	n/a	n/a	n/a	n/a	n/a	23,392	n/a	n/a	332,400
	RSU-PB	2-22-2023	n/a	n/a	n/a	6,579	35,088	76,755	n/a	n/a	n/a	548,425
Gary L. Guerrieri	STI	n/a	0	305,400	610,800	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	2-22-2023	n/a	n/a	n/a	n/a	n/a	n/a	14,328	n/a	n/a	203,601
	RSU-PB	2-22-2023	n/a	n/a	n/a	4,030	21,492	47,014	n/a	n/a	n/a	335,920
David B. Mitchell II	STI	n/a	0	262,800	525,600	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	2-22-2023	n/a	n/a	n/a	n/a	n/a	n/a	11,097	n/a	n/a	157,688
	RSU-PB	2-22-2023	n/a	n/a	n/a	3,121	16,646	36,413	n/a	n/a	n/a	260,177
Barry C. Robinson	STI	n/a	0	256,800	513,600	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	RSU-TB	2-22-2023	n/a	n/a	n/a	n/a	n/a	n/a	10,844	n/a	n/a	154,093
	RSU-PB	2-22-2023	n/a	n/a	n/a	3,050	16,266	35,582	n/a	n/a	n/a	254,238

(1)

Award types are as follows: STI plan is our annual incentive cash award, RSU-TB is our long-term, time-based RSUs, RSU-PB is our long-term performance-based RSUs and DIR is the annual director time-based restricted stock unit award.

(2)

The amounts shown for STI plan represent the threshold, target and maximum amounts to be earned by the NEO under the annual incentive compensation program based upon our performance during 2023. The amounts actually earned for 2023 were above the target and are reflected in the Non-Equity Incentive Plan Compensation column of the 2023 Summary Compensation Table.

(3)

For awards granted February 22, 2023, the amounts shown represent the threshold, target and maximum unit amounts, subject to limitations in the FNB Incentive Plan, that could be earned by the NEO under performance-based RSUs based upon the Company’s performance during a three-year performance period commencing January 1, 2023, through December 31, 2025, provided the NEO remains continuously employed through the March 18, 2026 vesting date. As of December 31, 2023, we believe that it is probable that we will achieve the performance conditions between the target and maximum levels for the awards granted February 22, 2023. We will not know the actual amount that vests until 2026. If we meet the performance conditions, and the NEO terminates service prior to the vesting date, the program may provide partial vesting depending on the reason for termination as more particularly detailed in the 2023 Potential Payments Upon Termination or Change in Control tables.

(4)

The amount shown represents the number of time-based RSUs granted February 22, 2023, which will vest if the NEO remains continuously employed until the March 18, 2024, January 5, 2025, and January 5, 2026, vesting dates. The amount for Mr. Delie also includes the annual director time-based restricted stock unit award as more particularly detailed in the 2023 Summary Compensation Table and the narrative under the Director Compensation discussion of this Proxy Statement.

(5)

The amount shown represents the grant date fair value as determined under ASC Topic 718 of all time-based restricted stock unit awards and all performance-based restricted stock unit awards, assuming payout at target levels, granted in 2023.

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Participants who terminate service prior to year-end are not eligible for annual incentive compensation under the program. In the event of death, disability, or retirement (i.e., age 55 with five years of service) during the year or before we make payment of the annual incentive award amount, the Committee may approve a discretionary award. The program provides for payment in the case of a change in control as more particularly detailed in the 2023 Potential Payments Upon Termination or Change in Control tables.

We issue time-based and performance-based awards in the form of RSUs that accrue dividend equivalents that are subject to the same restrictions and vesting schedule as the underlying RSUs. The program allows for accelerated or pro-rated vesting of the RSUs in the case of death, disability, retirement, or change in control as more particularly detailed in the 2023 Potential Payments Upon Termination or Change in Control tables.

There are 2,138,637 shares remaining available for awards under the FNB Incentive Plan, which represents approximately 0.6% of the outstanding shares of our common stock as of March 6, 2024.

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2023 Outstanding Equity Awards at Fiscal Year-End(1)

The following table sets forth certain information summarizing the outstanding equity awards of each NEO as of December 31, 2023.

	Option Awards(2)					Stock Awards(3)

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Vincent J. Delie, Jr.	0	0	0	0	n/a	194,415	2,677,095	632,315	8,706,978
Vincent J. Calabrese, Jr.	0	0	0	0	n/a	51,450	708,467	172,150	2,370,506
Gary L. Guerrieri	0	0	0	0	n/a	31,502	433,783	105,365	1,450,876
David B. Mitchell II	0	0	0	0	n/a	24,238	333,757	80,263	1,105,222
Barry C. Robinson	0	0	0	0	n/a	23,857	328,511	79,827	1,099,218

(1)	All awards were made under the FNB Incentive Plan.

(2)

Options may be granted under the FNB Incentive Plan with up to a ten-year expiration date and with a strike price of no less than 100% of the closing sales price of our common stock on the NYSE on the business day preceding the award date. Options cannot be transferred or assigned by a participant under the FNB Incentive Plan, other than by will or pursuant to the laws of succession. We have not issued stock options for any year reported in the 2023 Summary Compensation Table.

(3)

Units awarded under the FNB Incentive Plan are subject to a restriction period and/or satisfaction of one or more performance-based criteria, as determined by the Committee. Unless otherwise determined by the Committee, if a participant terminates employment with us or our subsidiaries for a reason other than retirement, disability, death or change in control, as detailed in the 2023 Potential Payments Upon Termination or Change in Control tables, before the expiration of the applicable restriction period, the participant will forfeit any units that are still subject to a restriction. When awards vest, the participant recognizes ordinary income on the then market value of the shares or cash amount received, as applicable, and we receive a tax deduction in that same amount subject to limitations provided in the Code, including Section 162(m).

(4)

RSUs in this column consist of all time-based RSUs outstanding that will vest if the NEO remains employed on the vesting date. The RSUs reflected for Mr. Delie below with a vesting date of May 10, 2024, are those he received for service as a director in 2023. The RSUs have vested or are scheduled to vest as follows:

Vesting Date	Mr. Delie	Mr. Calabrese	Mr. Guerrieri	Mr. Mitchell	Mr. Robinson
January 2, 2024	36,130	9,825	6,012	4,496	4,554
January 5, 2024	31,820	8,652	5,297	4,102	4,014
March 18, 2024	28,948	8,107	4,965	3,846	3,758
May 10, 2024	7,800	0	0	0	0
January 5, 2025	60,768	16,759	10,262	7,948	7,773
January 5, 2026	28,949	8,107	4,966	3,846	3,758

(5)

This column represents the performance-based units that were issued to the NEOs. For the purposes of the disclosure requirements related to this table, we have reported the awards granted in 2021 at the actual vesting amounts, the awards granted in 2022 at the maximum levels and awards granted in 2023 at the threshold level, all subject to the limitations in the FNB Incentive Plan. Based on these assumptions, these units have vested or are scheduled to vest as follows:

Vesting Date	Mr. Delie	Mr. Calabrese	Mr. Guerrieri	Mr. Mitchell	Mr. Robinson
February 29, 2024	294,673	80,128	49,033	36,639	37,135
March 18, 2025	313,216	85,182	52,142	40,378	39,520
March 18, 2026	24,426	6,840	4,190	3,246	3,172

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2023 Option Exercises and Stock Vested(1)

The following table contains information concerning the aggregate option exercises and the vesting of restricted stock by the NEOs in 2023.

	Option Awards		Stock Awards(2)

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)
Vincent J. Delie, Jr.	0	0	239,607	10,998,508
Vincent J. Calabrese, Jr.	0	0	239,408	3,399,535
Gary L. Guerrieri	0	0	115,528	1,635,857
David B. Mitchell II	0	0	37,261	517,996
Barry C. Robinson	0	0	96,290	1,365,106

(1)	All awards were made under the FNB Incentive Plan.

(2)

The amount included in the table above reflects a value realized upon vesting by multiplying the number of shares of stock by the market value of the underlying shares and units on the vesting date. Vested amounts included (i) time-based shares that vested as a result of the NEO being employed by us during the entire required period, (ii) performance-based units which vested at 218.75% of their target amounts and (iii) in the case of Mr. Delie, the cash-based performance units granted in 2020 which vested based on the performance achieved all within the limits of the FNB Incentive Plan. The value of the cash-based performance units is included in the “Value Realized on Vesting ($)” column.

(3)	The amount for Mr. Delie includes 7,187 shares with a value of $75,895 deferred into the DCP.

2023 Pension Benefits

The following table contains information concerning the pension benefits for each NEO as of December 31, 2023:

Name	Plan Name	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)(3)	Payments During Last Fiscal Year ($)
Vincent J. Delie, Jr.	F.N.B. Corporation Retirement Income Plan	5.17	124,238	0
	F.N.B. Corporation ERISA Excess Retirement Plan	5.17	40,706	0
Vincent J. Calabrese, Jr.	F.N.B. Corporation Retirement Income Plan	3.75	91,791	0
	F.N.B. Corporation ERISA Excess Retirement Plan	3.75	6,534	0
Gary L. Guerrieri	F.N.B. Corporation Retirement Income Plan	24.17	748,534	0
	F.N.B. Corporation ERISA Excess Retirement Plan	24.17	112,738	0
	F.N.B. Corporation Basic Retirement Plan	22.17	66,801	0
David B. Mitchell II(1)	n/a	n/a	0	0
Barry C. Robinson(1)	n/a	n/a	0	0

(1)	Messrs. Robinson and Mitchell do not participate in the RIP, BRP or the Excess Plan which plans were frozen to new participants before Mr. Robinson and Mr. Mitchell commenced employment with us.

(2)	Our pension plans do not provide credit for additional years of service to any of the NEOs.

(3)

For the RIP, the Excess Plan and the BRP, the present value of accumulated benefits reflected above was determined using the same assumptions as used for the December 31, 2023, financial statement disclosures, except assuming retirement at the earlier of age 65 or the earliest unreduced retirement age. We have assumed a discount rate of 5.00% for the RIP and 4.95% for the BRP and the Excess Plan. For post-retirement mortality, we are using the Pri-2012 nondisabled annuitant table projected generationally with the MP-2021 improvement scale.

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The following is a summary of our qualified and non-qualified plans mentioned in the 2023 Pension Benefits table:

Retirement Income Plan

Until 2008, the RIP, a traditional defined benefit plan qualified under the Code and subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), was available to all salaried employees, except FNIA employees. In 2007, we closed the RIP to employees who commenced employment with us or our affiliates on or after January 1, 2008, and in 2010, we froze the plan and we have not made accruals for participants after December 31, 2010. The RIP provides for benefit payments in the form of a lifetime annuity with five years guaranteed and provides the participant with the ability to select from several choices for the form of the annuity. The election that the participant chooses may affect the amount of the annual benefit as reflected in the 2023 Pension Benefits table. Effective January 1, 2007, we amended the plan such that the benefit is calculated in two pieces. First, for the period worked by a participant prior to January 1, 2007 (Pre-2007 Benefit), the annual annuity benefit is payable without reduction to participants with five years of service who retire after age 62 and is calculated by multiplying each participant’s final average base salary by 1.2% plus, if appropriate, 0.5% of the participant’s final average base salary that is in excess of covered compensation (as defined in Section 401(1)(5)(E) of the Code), with the sum being multiplied by the participant’s years of credited service, not to exceed 25 years including service through December 31, 2006. A participant’s final average base salary is calculated using the highest 60 consecutive months of base salary, not including incentive compensation, within the last 120 months of the participant’s service with us or our affiliates prior to January 1, 2007. The Pre-2007 Benefit was frozen as of December 31, 2006. Beginning in 2007, we calculated each participant’s benefit by adding the Pre-2007 Benefit to the benefit determined under the post-2007 formula detailed below. For 2007 through 2010 (Post-2007 Benefit), we calculated each participant’s annual retirement benefit by taking the participant’s total pay earned from January 1, 2007, through December 31, 2010, and multiplying it by 1%. The benefit earned after 2007 is payable without reduction to participants who retire on or after age 65. The RIP provides for cliff vesting after five years of employment. The RIP provides for an early commencement reduction factor that decreases as the participant’s age approaches the normal retirement age of 62 for the Pre-2007 Benefit and 65 for the Post-2007 Benefit. The early reduction factor is multiplied by the participant’s benefit as determined by the RIP to arrive at the reduced benefit.

ERISA Excess Retirement Plan

The Excess Plan is a non-qualified plan under ERISA and was available to all participants of the RIP until December 31, 2010, when we ceased all future accruals. The Excess Plan provides retirement benefits equal to the difference, if any, between the maximum benefit allowable under the Code and the amount that would be provided under the RIP formula if the Code did not impose limits on the amount of compensation included for purposes of calculating a qualified plan benefit. The Excess Plan provides the full amount of benefit that would have been paid under the formula of the RIP but for the Code limits, reduced by the amount of benefit that is actually provided by the RIP. The participant’s rights to benefits under the Excess Plan cliff vest at 100% if the participant terminates service due to death, after a “change in control” (as defined in the Excess Plan), or upon retirement on or after reaching age 55 with five years of service. Benefits are payable either in an annuity or a lump sum depending upon the reason for termination, with payments commencing the first day of the month following six months after the participant separates from service.

Basic Retirement Plan

The BRP is a separate supplemental executive retirement benefit plan. Mr. Guerrieri is the only NEO to which the plan applies. Effective December 31, 2008, we amended the BRP such that there have not been any new participants in the plan or additional accruals for existing participants since the amendment. Officers participating in the BRP receive a benefit based on a target benefit percentage that is based on the officer’s years of service at retirement. The target percentages are based upon the tier assigned to the participant by the Committee. The tier percentages are as follows: Tier 1, 3.00% for each of the first ten years of employment, plus 1.50% for each of the next ten years of employment, plus 0.75% for each of the next ten years of employment; Tier 2, 3.50% for each of the first ten years of employment, plus 2.00% for each of the next ten years of employment, plus 0.75% for each of the next ten years of employment.

When a participant retires, the benefit under the BRP is a monthly benefit equal to the participant’s aggregate target benefit percentage multiplied by the participant’s highest average monthly cash compensation including bonuses during five

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consecutive calendar years within the last ten calendar years of employment before 2009. This monthly benefit is reduced by the monthly benefit the participant receives from the Social Security Administration, the RIP, the Excess Plan and the annuity equivalent of the automatic contributions paid to participants under the 401(k) and DCP. Before the BRP was frozen, Mr. Guerrieri participated at the Tier 1 level. The participant’s rights to benefits under the BRP vest at 100% if the participant terminates service due to death, disability, after a “change in control” (as defined in the BRP) or normal retirement (age 65). The BRP contains a provision for reducing the basic benefit if the participant retires prior to normal retirement but on or after early retirement (age 55 with five years of service). A participant forfeits benefits in the event we terminate the participant’s employment for cause or a participant voluntarily terminates employment prior to early retirement.

2023 Non-Qualified Deferred Compensation

The following table contains information concerning the non-qualified deferred compensation plans for each NEO for 2023. All contributions were under the DCP as described below.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Company Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(4)
Vincent J. Delie, Jr.	75,895	372,084	131,049	0	2,035,072
Vincent J. Calabrese, Jr.	304,357	108,276	38,035	0	921,897
Gary L. Guerrieri	306,648	71,182	65,279	0	785,056
David B. Mitchell II	160,650	54,830	24,257	0	313,976
Barry C. Robinson	0	52,830	38,763	0	302,026

(1)	Includes the portion of the STI bonus deferral accrued for 2023 and contributed in 2024.

(2)

The amount of our contributions is also included in the “All Other Compensation” column of the 2023 Summary Compensation Table. These contributions are not in addition to the amount reported there. Includes the Restoration Match on the STI bonus accrued for 2023 and contributed in 2024.

(3)

No amounts in this column have been reported in the 2023 Summary Compensation Table as this plan does not provide for above-market or preferential earnings. This column includes any unrealized gains and losses on investments.

(4)

Our contributions during each fiscal year have historically been reported in the Summary Compensation Table for each year in which the NEO was considered such, and aggregate earnings during the fiscal year have been historically excluded from the Summary Compensation Table. Additionally, the amounts reflected represent the NEO’s entire balance under this plan which is fully vested.

Our Deferred Compensation Plan provides a select group of management, including the NEOs, eligibility to defer up to 75% of base salary, up to 100% of STI and/or up to 75% of LTI awards.

The DCP also provides for Company contributions, equal to the difference, if any, between the maximum benefit allowable under the Code and the amount that would be provided under the 401(k) Plan if the IRS did not impose contribution or pay limitations.

An election to defer can be made on an annual basis and is irrevocable after the election period expires.

Under the Plan, a participant may direct the investment of employee deferrals and employer contributions. Investment options in the DCP are the same as those available under our 401(k) plan. Cash amounts deferred will accrue interest, earnings and losses based on the performance of the deemed investment option selected by the participant. Equity awards will accrue earnings and losses based on the performance of FNB’s common stock. Investments into the FNB common stock fund will remain in the FNB common stock fund until distributed and will be distributed in kind. We do not pay above-market or preferential earnings on any compensation that is deferred.

At the time of each deferral election, a participant also elects the timing and method of distribution of their employee contributions to the plan. Elections include timing of distribution: specified date or separation from service and method of distribution: lump sum or installments. Employer contributions to this plan, including earnings thereon, will be distributed in a single lump sum on the first of the month following six months from the participant’s separation from service. A participant may change their current distribution election if the change is made at least 12 months prior

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to their first payment and is delayed by at least 5 years. In the event of an unforeseen emergency, as defined in the DCP, a participant may also request a withdrawal prior to a separation from service to the extent provided in the DCP.

The Deferred Compensation Plan is intended to constitute a nonqualified, unfunded plan for federal tax purposes and for the purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The Plan is intended to comply with Section 409A of the Code and the final regulations issued and will be interpreted, implemented and administered in compliance with the Code.

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2023 Potential Payments Upon Termination or Change in Control

Our current NEOs are each a party to an employment agreement that provides for certain salary and benefits upon termination of employment under various scenarios. Also, Mr. Delie is a party to a life insurance agreement. The agreements are all described more fully in the narrative and tables below. The tables below set forth the estimated current value of benefits that could be paid to each of our NEOs upon various termination events. The actual amounts paid upon any of these termination events will only be known at the time that the benefits become payable. The tables reflect the amounts that could be payable under the various arrangements if the event in question occurred as of December 31, 2023. The NEOs’ employment agreements do not provide for any additional payments or benefits in the event of a voluntary termination of employment by the executive without good reason or an involuntary termination by us for cause. Under those scenarios, the NEOs are only entitled to their accrued and unpaid obligations, such as salary, unused vacation and vested benefits. The following tables contain common information about our qualified and non-qualified plans and policies, as well as assumptions used by us in arriving at the amounts contained in the tables. To the extent the information is common it is contained in the endnotes to the 2023 Potential Payments Upon Termination or Change in Control tables and is indicated by letters.

2023 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL VINCENT J. DELIE, JR.

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control – Termination ($) (h)	Good Reason or Involuntary Not for Cause Termination ($) (h)	Death ($)	Disability ($)

Compensation:

Accrued Base Salary (a)	45,654	45,654	45,654	45,654	45,654

Base Salary Continuation(1)	0	3,561,000	3,561,000	0	1,011,504

Executive Incentive Compensation (b)(2)	0	2,279,040	0	2,279,040	2,279,040

Bonus(1)	0	6,472,328	6,472,328	0	0
Restricted / Performance Units: Unvested and Accelerated (c)(2)	13,275,864	13,275,864	13,275,864	8,681,255	9,566,711

Benefits and Perquisites:

Accrued Vacation (d)	45,654	45,654	45,654	45,654	45,654

Post-Termination Health Care(3)	0	48,894	48,894	0	0

401(k) Plan (e)(4)	495,933	495,933	495,933	495,933	495,933

RIP (f)(4)	120,292	120,292	120,292	111,210	124,238

Excess Plan (g)(4)	37,183	35,972	37,183	34,385	40,706

DCP (5)	1,933,161	1,933,161	1,933,161	1,933,161	1,933,161

Executive Retention Life Insurance Agreement(6)	0	912,250	912,250	2,400,000	0

Total:	15,953,741	29,226,042	26,948,213	16,026,292	15,542,601

(1)

In the event that we terminate Mr. Delie’s employment without cause, or if he terminates his employment for good reason, he is entitled to base salary continuation and a bonus payment for three years. In the event of a change in control resulting in his termination, he is entitled to three times his base salary plus a bonus amount payable immediately as a lump sum. The bonus amount is calculated by taking the average of the annual amounts paid, whether paid in cash, company stock or other form, to Mr. Delie as a bonus for the last three completed fiscal years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program.

(2)

Based on Mr. Delie’s age and length of service, he is eligible for early retirement under the FNB Incentive Plan. In the case of retirement, the amount reflected represents the value of restricted stock and Performance Unit awards that vest upon early retirement. Refer to the endnotes to these tables for when the shares or cash, respectively, would be distributed to Mr. Delie.

(3)

In the event that we terminate Mr. Delie’s employment without cause, or if he terminates his employment for good reason, he is entitled to continue to participate in our group health plan on the same terms and at the same cost as active employees for 36 months or until he first becomes eligible for coverage under any group health plan of another employer. In the case of termination for any other reason, Mr. Delie is not entitled to any additional amounts.

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(4)	Mr. Delie is 100% vested in his benefit under this plan.

(5)

Mr. Delie is 100% vested in his benefit under this plan. The amounts reflected represent the dollar amount of our company contributions into this plan as of December 31, 2023. Upon termination of employment for any reason, Mr. Delie is entitled to receive a lump sum distribution of these balances under this plan on the first of the month following six months from his termination of employment, pursuant to the applicable plan terms. In the case of a change in control that does not result in termination, no benefit is immediately payable. Includes the Restoration Match on the STI bonus accrued for 2023 and contributed in 2024.

(6)

Insurance premium obligations reflected above are based on the assumption that Mr. Delie has met the requisite employment period requirement or that he is entitled to premium payments based on the reason for his termination of employment. In certain termination scenarios, we are obligated to remit an additional premium amount needed for the life insurance policy to become fully paid up. This additional premium amount is unknown at this time and would be in addition to the amounts reported above. Please see further details regarding the life insurance agreement below.

Mr. Delie’s employment agreement does not provide for any additional benefits, other than the payment of accrued and unpaid obligations existing at the time of a voluntary termination of employment by Mr. Delie without good reason or by us for cause. Mr. Delie’s agreement allows him to terminate the agreement for good reason and obtain the same termination benefits as if he was terminated by the Company for a reason other than cause. Under the terms of his agreement, good reason exists if Mr. Delie experiences any of the following: reduction in base salary unless the reduction is less than 10% and part of an overall reduction; a material diminution in compensation and benefits unless part of an overall reduction; a material diminution of his authority, duties and responsibilities; a change of material duties that are inconsistent with the position; a material diminution of the budget over which he maintains control; relocation of his office more than 50 miles from both Pittsburgh and Hermitage, Pennsylvania; or a material breach of the agreement by us. Mr. Delie’s contract does not provide a gross-up under Section 280G of the Code.

Under Mr. Delie’s life insurance agreement, we were obligated to pay policy premiums in 2023 and, if Mr. Delie remains continuously employed by FNB through December 31, 2027 we are obligated to pay annual policy premiums through the end of the policy year in which Mr. Delie attains age 68 regardless of whether he voluntarily terminates his employment, unless he violates any applicable restrictive covenants. If we terminate Mr. Delie’s employment without Cause, as defined in his life insurance agreement, or he terminates his employment for Good Reason upon or following a Change in Control, as each are defined in his employment agreement, in either case prior to his attainment of age 68, we are obligated to remit an additional premium amount needed for the life insurance policy to become fully paid-up, such that all the premium payments are complete, Mr. Delie is free of all payment obligations, and the life insurance policy will remain intact and fully paid until Mr. Delie’s death.

For purposes of Mr. Delie’s and all other NEO’s employment agreements, “change in control” means any merger or consolidation with another corporation, and as a result of such merger or consolidation, our shareholders as of the day preceding such transaction will own less than 51% of the outstanding voting securities of the surviving corporation, or in the event that there is (in a single transaction or series of related transactions) a sale or exchange of 80% or more of our common stock for securities of another entity in which our shareholders will own less than 51% of such entity’s outstanding voting securities, or in the event of the sale of a substantial portion of our assets (including the capital stock we own in our subsidiaries) to an unrelated third party.

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2023 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL VINCENT J. CALABRESE, JR.

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control – Termination ($) (h)	Good Reason or Involuntary Not for Cause Termination ($) (h)	Death ($)	Disability ($)

Compensation:

Accrued Base Salary (a)	21,308	21,308	21,308	21,308	21,308

Base Salary Continuation(1)	0	1,662,000	1,662,000	0	378,504

Executive Incentive Compensation (b)(2)	0	850,944	0	850,944	850,944

Bonus(1)	0	2,371,300	2,371,300	0	0

Restricted / Performance Units: Unvested and Accelerated (c)(2)	3,616,993	3,616,993	3,616,993	2,355,744	2,589,298

Benefits and Perquisites:

Accrued Vacation (d)	19,177	19,177	19,177	19,177	19,177

Post-Termination Health Care(3)	0	48,894	48,894	0	0

401(k) Plan (e)(4)	473,694	473,694	473,694	473,694	473,694

RIP (f)(4)	86,454	86,454	86,454	78,650	91,791

Excess Plan (g)(4)	6,146	5,947	6,146	5,597	6,534

DCP (5)	606,195	606,195	606,195	606,195	606,195

Total:	4,829,967	9,762,906	8,912,161	4,411,309	5,037,445

(1)

In the event that we terminate Mr. Calabrese’s employment without cause or if he terminates his employment for good reason, he is entitled to base salary continuation and a bonus payment for three years. In the event of a change in control resulting in his termination, he is entitled to three times his base salary plus a bonus amount payable immediately as a lump sum. The bonus amount is calculated by taking the average of the annual amounts paid, whether paid in cash, company stock or other form, to Mr. Calabrese as a bonus for the last three completed fiscal years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program.

(2)

Based on Mr. Calabrese’s age and length of service, he is eligible for early retirement under the FNB Incentive Plan. In the case of retirement, the amount reflected represents the value of restricted stock and Performance Unit awards that vest upon early retirement. Refer to the endnotes to these tables for when the shares or cash, respectively, would be distributed to Mr. Calabrese.

(3)

In the event that we terminate Mr. Calabrese’s employment without cause, or if he terminates his employment for good reason, he is entitled to continue to participate in our group health plan on the same terms and at the same cost as active employees for 36 months or until he first becomes eligible for coverage under any group health plan of another employer. In the case of termination for any other reason, Mr. Calabrese is not entitled to any additional amounts.

(4)	Mr. Calabrese is 100% vested in his benefit under this plan.

(5)

Mr. Calabrese is 100% vested in his benefit under this plan. The amounts reflected represent the dollar amount of our company contributions into this plan as of December 31, 2023. Upon termination of employment for any reason, Mr. Calabrese is entitled to receive a lump sum distribution of these balances under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable. Includes the Restoration Match on the STI bonus accrued for 2023 and contributed in 2024.

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2023 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL GARY L. GUERRIERI

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control – Termination ($) (h)	Good Reason or Involuntary Not for Cause Termination ($) (h)	Death ($)	Disability ($)

Compensation:

Accrued Base Salary (a)	19,577	19,577	19,577	19,577	19,577

Base Salary Continuation(1)	0	1,018,000	1,018,000	0	333,504

Executive Incentive Compensation (b)(2)	0	586,368	0	586,368	586,368

Bonus(1)	0	1,172,736	1,172,736	0	0
Restricted / Performance Units: Unvested and Accelerated (c)(2)	2,214,381	2,214,381	2,214,381	1,442,215	1,585,009

Benefits and Perquisites:

Accrued Vacation (d)	19,577	19,577	19,577	19,577	19,577

Post-Termination Health Care(3)	0	540	540	0	0

401(k) Plan (e)(4)	587,896	587,896	587,896	587,896	587,896

RIP (f)(4)	718,382	718,382	718,382	639,812	748,534

Excess Plan (g)(4)	107,253	103,917	107,253	95,155	112,738

BRP (g)(4)	72,758	70,496	72,758	65,599	66,801

DCP (5)	443,524	443,524	443,524	443,524	443,524

Total:	4,183,348	6,955,394	6,374,624	3,899,723	4,503,528

(1)

In the event that we terminate Mr. Guerrieri’s employment without cause, he is entitled to base salary and a bonus payment for 24 months, where the first installment is payable on the first regularly scheduled payroll date following the 60-day anniversary of the termination date, with the first installment including the amounts for the first two months following the termination date. In the event of a change in control resulting in his termination or if Mr. Guerrieri terminates his employment for good reason within two years following a change in control, he is entitled to two times his base salary plus a bonus amount payable in a lump sum within 15 business days of his termination date. The bonus amount is calculated by taking the sum of the annual amounts paid, whether paid in cash, company stock or other form, to Mr. Guerrieri as a bonus for the last three completed fiscal years ending with the term of his employment agreement and dividing by the number of completed fiscal years ending within the term of his employment agreement, multiplied by two. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program.

(2)

Based on Mr. Guerrieri’s age and length of service, he is eligible for early retirement under the FNB Incentive Plan. In the case of retirement, the amount reflected represents the value of restricted stock and Performance Unit awards that vest upon early retirement. Refer to the endnotes to these tables for when the shares or cash, respectively, would be distributed to Mr. Guerrieri.

(3)

In the event that we terminate Mr. Guerrieri’s employment without cause or following a change in control, or if he terminates his employment for good reason within two years of a change in control, he is entitled to an amount sufficient to pay COBRA premiums for medical insurance, to the same extent as we contributed to such premium while he was an active employee, for the period beginning on the termination date and ending on the earlier of (i) the later of the expiration of the COBRA coverage or the 24 month anniversary of the termination date, provided that the date specified in (ii) has not occurred and Mr. Guerrieri has exhausted available COBRA coverage for reasons other than non-payment, or (ii) the date Mr. Guerrieri or such dependents, as the case may be, first become eligible for coverage under another group health plan of another employer. The amount reported above assumes payment for 18 months which is the current limit for COBRA coverage. In the case of termination for any other reason, Mr. Guerrieri is not entitled to any additional amounts.

(4)	Mr. Guerrieri is 100% vested in his benefit under this plan.

(5)

Mr. Guerrieri is 100% vested in his benefit under this plan. The amounts reflected represent the dollar value of our company contributions into this plan as of December 31, 2023. Upon termination of employment for any reason, Mr. Guerrieri is entitled to receive a lump sum distribution of these balances under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable. Includes the Restoration Match on the STI bonus accrued for 2023 and contributed in 2024.

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2023 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL DAVID B. MITCHELL II

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control – Termination ($)	Death ($)	Disability ($)

Compensation:

Accrued Base Salary (a)	16,846	16,846	16,846	16,846

Base Salary Continuation(1)	0	876,000	0	262,500

Executive Incentive Compensation (b)(2)	504,576	504,576	504,576	504,576

Restricted / Performance Units: Unvested and Accelerated (c)(3)	1,695,280	1,695,280	1,104,574	1,207,874

Benefits and Perquisites:

Accrued Vacation (d)	3,369	3,369	3,369	3,369

401(k) Plan (e)(4)	152,846	152,846	152,846	152,846

RIP (f)(5)	0	0	0	0

DCP (6)	141,658	141,658	141,658	141,658

Total:	2,514,575	3,390,575	1,923,869	2,289,669

(1)

In the event that we terminate Mr. Mitchell’s employment without cause within 12 months following a change in control, he is entitled to base salary continuation for two years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program.

(2)	Based on Mr. Mitchell’s age and length of service, he is eligible for normal retirement under the FNB Incentive Plan.

(3)

Based on Mr. Mitchell’s age and length of service, he is eligible for normal retirement under the FNB Incentive Plan. The amount reflected represents the value of restricted stock and Performance Unit awards that vest under each termination scenario. Refer to the endnotes to these tables for when the shares or cash, respectively, would be distributed to Mr. Mitchell.

(4)	Mr. Mitchell is 100% vested in his benefit under this plan.

(5)	Mr. Mitchell does not participate in this plan.

(6)

Mr. Mitchell is 100% vested in his benefit under this plan. The amounts reflected represent the dollar amount of our company contributions into this plan as of December 31, 2023. Upon termination of employment for any reason, Mr. Mitchell is entitled to receive a lump sum distribution of these balances under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable. Includes the Restoration Match on the STI bonus accrued for 2023 and contributed in 2024.

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2023 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL BARRY C. ROBINSON

Executive Benefits and Payments Upon Termination	Retirement ($)	Change in Control – Termination ($)	Good Reason(1) or Involuntary Not for Cause Termination ($)	Death ($)	Disability ($)

Compensation:

Accrued Base Salary (a)	16,462	16,462	16,462	16,462	16,462

Base Salary Continuation(2)	0	856,000	856,000	0	252,504

Executive Incentive Compensation (b)(2)	0	493,056	0	493,056	493,056

Restricted / Performance Units: Unvested and Accelerated (c)(3)	1,677,048	1,677,048	1,677,048	1,092,250	1,200,500

Benefits and Perquisites:

Accrued Vacation (d)	13,169	13,169	13,169	13,169	13,169

Post-Termination Health Care(4)	0	25,084	25,084	0	0

401(k) Plan (e)(5)	374,919	374,919	374,919	374,919	374,919

RIP (f)(6)	0	0	0	0	0

DCP (7)	302,026	302,026	302,026	302,026	302,026

Total:	2,383,624	3,757,764	3,264,708	2,291,882	2,652,636

(1)

Amounts reported in this column apply to good reason termination within one year following a change in control. If Mr. Robinson terminates his employment for good reason at any other time, Mr. Robinson is not entitled to any additional amounts.

(2)

In the event that we terminate Mr. Robinson’s employment without cause or following a change in control, or if he terminates his employment for good reason within one year of a change in control, he is entitled to base salary continuation for two years. In the event of disability, he is entitled to the amount set forth in our Officers’ Disability salary continuation program.

(3)

Based on Mr. Robinson’s age and length of service, he is eligible for early retirement under the FNB Incentive Plan. In the case of retirement, the amount reflected represents the value of restricted stock and Performance Unit awards that vest upon early retirement. Refer to the endnotes to these tables for when the shares or cash, respectively, would be distributed to Mr. Robinson.

(4)

In the event that the Company terminates Mr. Robinson’s employment without cause or following a change in control, or Mr. Robinson terminates his employment for good reason within one year of a change in control, he is entitled to an amount sufficient to pay COBRA premiums for medical insurance, to the same extent as we contributed to such premium while he was an active employee, for 18 months or until Mr. Robinson or such dependents, as the case may be, first become eligible for coverage under another group health plan of another employer, if earlier. In the case of termination for any other reason, Mr. Robinson is not entitled to any additional amounts.

(5)	Mr. Robinson is 100% vested in his benefit under this plan.

(6)	Mr. Robinson does not participate in this plan.

(7)

Mr. Robinson is 100% vested in his benefit under this plan. The amounts reflected represent the dollar amount of our company contributions into this plan as of December 31, 2023. Upon termination of employment for any reason, Mr. Robinson is entitled to receive a lump sum distribution of these balances under this plan on the first of the month following six months from his termination of employment. In the case of a change in control that does not result in termination, no benefit is immediately payable. Includes the Restoration Match on the STI bonus accrued for 2023 and contributed in 2024.

Messrs. Calabrese, Guerrieri and Robinson’s contracts do not provide for any additional benefits other than payment of accrued and unpaid obligations existing at the time of a voluntary termination of employment or by the Company for cause. Additionally, neither Mr. Delie nor the other NEOs are entitled to any type of gross up under Section 280G of the Code. “Change in Control” has the same definition as noted for Mr. Delie.

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Endnotes to All 2023 Potential Payments Upon Termination or Change in Control Tables:

(a) Upon termination for any reason, the NEOs are entitled to an immediate lump sum payment of accrued salary due to us paying employees one week in arrears.

(b) The amounts reflected in the Executive Incentive Compensation row represent the payout earned under the annual incentive portion of the FNB Incentive Plan. We make the payout in a lump sum approximately 60 days after the end of the year provided the participant is still employed by us on December 31st. For purposes of this table, in the event of death, disability or retirement, the Committee may approve a pro-rated award. The amount in the table is based on the assumption that the Committee would approve the award. Since the table assumes termination of employment as of December 31, 2023, pro-ration is not necessary. In the case of a change in control, the participant is entitled to receive a pro-rated award based on the date of termination not less than his targeted award. Therefore, the amount shown in the case of a change in control is based on the amount the NEO earned for 2023, not the NEO’s targeted award. In the event we terminate any of the NEOs for cause, we do not owe the NEO any additional amount.

(c) The amounts reflected represent the taxable income realized by the NEOs under each potential termination scenario based on the terms of the FNB Incentive Plan. Under the FNB Incentive Plan, both time-based and performance-based outstanding restricted stock unit awards, will become 100% vested at target levels in the event of the death of the participant or upon a change in control, except for the performance-based awards which will become 100% vested at the higher of target or actual performance in the event of a change in control. For awards granted in 2023 and 2022, the awards only vest after a change in control if the NEO’s employment is terminated. For purposes of this table, we have assumed that the NEO’s employment was terminated as of December 31, 2023. Under the FNB Incentive Plan, a change in control occurs when there is a merger or other consolidation which results in a 50% or greater change in the ownership of the common stock of the resulting company. In the event a current NEO becomes disabled, all time-based restricted stock unit awards will become 100% vested. If an NEO terminates employment due to retirement (normal or early), all time-based awards of restricted stock units will become 100% vested. In the event an NEO terminates employment due to retirement (normal or early) and we achieve the performance objectives, the performance-based units will become 100% vested. In the event an NEO terminates employment due to disability, the performance-based units will vest on the vesting date in a pro-rated amount based on the period worked. In the event of the death of the participant or if an NEO terminates employment due to disability and we achieve the performance objectives, any performance-based units will vest on the vesting date in a pro-rated amount based on the period worked. If an NEO terminates employment due to retirement and we achieve the performance objectives, any performance-based unit will become 100% vested. Upon a change in control, any performance-based units granted prior to 2022 will become 100% vested at the higher of target or actual performance.

As of December 31, 2023, for purposes of these tables, we have assumed that the performance-based units for the awards granted in 2021, 2022 and 2023 will vest between the target and maximum levels. The NEOs will forfeit all unvested awards if we terminate them for cause or if they terminate their employment for any other reason. In the case of Mr. Delie, the amounts include the taxable income that would be realized upon immediate vesting of his director time-based restricted stock unit award upon termination of service on the Board for any reason.

(d) Upon termination for any reason, the NEOs are entitled to an immediate lump sum payment of earned but unused vacation days.

(e) The amounts reflected represent the dollar amount of our matching and Company contributions into the 401(k) Plan as of December 31, 2023. Distributions from the 401(k) Plan will be paid at the NEO’s election in a single lump sum, in a partial lump sum, or in monthly, quarterly or annual installments after termination of employment. For purposes of these tables, we have assumed that the NEOs would elect a single lump sum form of payment. In the case of a change in control that does not result in termination, the NEO would still be employed, thus no benefit is immediately payable.

(f) The present values reflected above for the RIP were determined using the following assumptions: benefit payments paid as a monthly annuity commencing at age 65, except in the case of disability where payments would commence at age 65 once long-term disability benefits cease; an interest rate of 5.00%; no pre-retirement mortality; and for post-retirement mortality, the Pri-2012 nondisabled table projected generationally with the MP-2021 improvement scale.

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The present values for Retirement, Change in Control Termination, Good Reason or Involuntary Not for Cause Termination, and Disability were calculated based on a five-year certain and continuous annuity option. The present value for Death was calculated based on a 100% joint and survivor annuity option and assumes that the NEO and his spouse are the same age. In addition, the death benefit is assumed to commence immediately if the NEO is over age 55 or otherwise at age 55. In the case of a change in control that does not result in termination, no benefit is immediately payable. Note that we have shown the present value of the benefit available for consistency with the 2023 Pension Benefits table; however, the participant is only entitled to a lump sum distribution if the lump sum benefit under the RIP is less than $60,000.

(g) The present values reflected above for the Excess Plan and BRP were determined using the following assumptions: benefit payment paid as a monthly annuity commencing at age 65, except in the case of disability where payments would commence at age 65 once long-term disability benefits cease, and in the case of termination following a change in control where the payment would be in the form of an immediate lump sum; an interest rate of 4.95% for annuity payments and the IRS-mandated segment rates for distributions in 2024 for the lump sum payment triggered due to Change in Control — Termination; no pre-retirement mortality; and for post-retirement mortality, the Pri-2012 nondisabled table projected generationally with the MP-2021 improvement scale for annuity payments and the IRS-mandated mortality for the lump sum payment due upon Change in Control — Termination. The present values for Retirement, Involuntary Not for Cause Termination, and Disability were calculated based on a five-year certain and continuous annuity option. The present value for Death was calculated based on a 100% joint and survivor annuity option and assumes that the NEO and his spouse are the same age. In addition, the death benefit is assumed to commence immediately if the NEO is over age 55 or, if the NEO is under age 55, the benefit is assumed to commence when the NEO reaches age 55. Note that we have shown the present value of the benefit available for consistency with the 2023 Pension Benefits table. The participant is not entitled to a lump sum payment unless there is a change in control. See the 2023 Pension Benefits table and accompanying narrative for more information about the pension benefits under this plan.

(h) If the total payments would cause the NEO to become subject to the excise tax imposed under Section 4999 of the Code, then payments and benefits will be reduced to the amount that would not cause the NEO to be subject to the excise tax if such a reduction would put the NEO in a better after-tax position than if the NEO were to pay the tax.

CEO Pay Ratio Disclosure

As required by Item 402(u) of Regulation S-K, we are providing the following information:

For fiscal 2023, our last completed fiscal year:

•	The median of the annual total compensation of all employees of our Company was $71,474; and

•	The annual total compensation of Mr. Delie, our CEO, was $7,374,084 *.

Based on this information, the ratio for 2023 of the annual total compensation of our CEO to the median of the annual total compensation of all employees is 103:1, which is a reasonable estimate that has been calculated in a manner consistent with the rules adopted by the SEC.

Our median employee is a full-time associate serving as a Quality Control and Compliance Specialist; is incentive eligible; and participates in our 401(k) Plan and in the medical, dental, life, disability insurance programs provided by the Company.

In accordance with the rule, we completed the following steps to identify the median of the annual total compensation of all our employees and to determine the annual total compensation of our median employee and CEO:

•	As of December 31, 2023, our employee population consisted of approximately 4,288 individuals, including any full-time, part-time, temporary or seasonal employees employed on that date.

•

To find the median of the annual total compensation of all our employees, we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for fiscal 2023. No full-time equivalent adjustments were made for part-time employees.

*	Total compensation differs slightly from that reported in the 2023 Summary Compensation Table due to health care plan premium and Healthcare Spending Account contributions being included.

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Compensation Committee Report

•

After identifying the median employee, we added together all of the elements of such employee’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $71,474.

We calculated the annual total compensation for the median employee using the same methodology used to calculate Mr. Delie’s total compensation in the Summary Compensation Table. We also included FNB’s health care plan premium contributions for both the employee and Mr. Delie. As a result, Mr. Delie’s annual total compensation for pay ratio purposes is slightly higher than the amount reported for him in the Summary Compensation Table.

In addition to the information provided above required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we conducted additional analysis of our CEO pay versus our employee population using alternative methodologies that we believe are more reflective of our business model and our employee population. We have a significant portion of our employees in our retail network who primarily work fewer and a variable number of hours than most employees. When comparing our CEO’s pay to our average employee the ratio is 71 to 1 and when compared to our average full-time employee the ratio is 65 to 1.

The pay ratio disclosure rules of Item 402(u) of Regulation S-K provide companies with a great deal of flexibility in determining their pay ratio reporting methodologies and in estimating the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees. Our methodology may differ materially from the methodology used by other companies, which, among other factors such as differences in employee populations, geographic locations, business strategies, and compensation practices, may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including other companies within the financial services industry. Therefore, we do not believe the ratio should be used as a comparison between companies.

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Compensation Committee Report

Pay versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation
S-K,
we provide the following disclosure regarding executive compensation and Company performance for the four-year period of 2020 through 2023. The language noted in the tables below and required by Regulation
S-K
refers to “compensation actually paid.”
“Compensation actually paid” includes the difference in the fair market value of the LTI awards from the prior year end to the vesting date, for awards that vested during the year, or to the current year end, for awards that are outstanding at year end.
The CD&A provides further detail on the Company’s
pay-for-performance
philosophy. The Compensation Committee did not consider the
pay-versus-performance
disclosure below in making its pay decisions for any of the NEOs for the years shown below.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2),(3)	Average Summary Compensation Table Total for Non-PEO NEOs (4)	Average Compensation Actually Paid to Non-PEO NEOs (2),(3)	Value of Initial Fixed $100 Investment Based On (5)		Net income (millions) (6)	Operating ROATCE(*)
					TSR	KRX Index Total Return
2023	$7,356,609	$10,068,081	$1,801,064	$2,245,242	$129	$116	$484.9	18.3%
2022	$6,818,374	$14,217,675	$1,667,346	$2,870,951	$118	$116	$439.1	17.5%
2021	$6,577,522	$11,913,114	$1,584,381	$2,475,609	$105	$125	$404.6	15.7%
2020	$6,308,713	$4,838,248	$1,573,184	$1,327,493	$79	$91	$286.0	13.1%

(*)	Non-GAAP measure

(1)
The amounts shown are based on the total compensation figures presented in the Summary Compensation Table for Mr. Vincent J. Delie, Jr., our principal executive officer (PEO), for each of the years listed.

(2)
The amounts shown for Compensation Actually Paid to PEO and Average Compensation Actually Paid to
Non-PEO
NEOs have been calculated in accordance with Item 402(v) of Regulation
S-K.
The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Delie or the
Non-PEO
NEOs during the applicable year. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each year, adjusted as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions from the Summary Compensation Table total for our PEO and
Non-PEO
NEOs as set forth below. Amounts excluded, which are set forth in the Exclusion of Stock Awards and Change in Pension Value columns in each of the PEO Compensation Actually Paid and the
Non-PEO
NEOs Compensation Actually Paid tables below in this footnote 3, are the aggregate amounts shown in the “Stock Awards” and “Change in Pension Value” columns from the Summary Compensation Table. Amounts included, which are set forth in the Inclusion of Equity Award Adjustments and Pension Service Cost columns in each of such tables below in this footnote 3, are the aggregate of the following components:

a.	Add the fair value as of the end of the year of unvested equity awards granted in that year;

b.
Add the change in fair value (if positive, or subtract if negative) as of the end of the year (from the end of the prior year) of equity awards granted in prior years that remained outstanding and unvested at the end of the year;

c.
Add the change in fair value (if positive, or subtract if negative) as of the end of the vesting date during the year (from the end of the prior year) of equity awards granted in prior years that vested during that year;

d.	Subtract the fair value at the end of the prior year for awards granted in prior years that forfeited or failed to meet applicable vesting conditions during the covered year; and

e.
Add the aggregate of: the service cost (which is calculated as the actuarial present value of each NEO’s benefit under all plans reported in the “Changes to Pension Value” in the Summary Compensation Table, attributable to services rendered during the covered year), and the prior service cost (which is calculated as the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered year that are attributable by the benefit formula to services rendered in periods prior to the amendment).

f.	Equity values are calculated in accordance with FASB ASC Topic 718. There were no adjustments required for pension service cost or prior pension service.

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Compensation Committee Report

PEO Compensation Actually Paid Table

Year	Summary Compensation Table Total for PEO	Exclusion of Stock Awards and Change in Pension Value	Inclusion of Equity Award Adjustments and Pension Service Costs (a)	Compensation Actually Paid to PEO(2)(3)
2023	$7,356,609	$3,225,435	$5,936,907	$10,068,081
2022	$6,818,374	$3,211,952	$10,611,253	$14,217,675
2021	$6,577,522	$3,118,203	$8,453,795	$11,913,114
2020	$6,308,713	$3,118,593	$1,648,128	$4,838,248

(a)	The components of the amounts shown in this column for our PEO are presented in the table below:
PEO Components of Compensation Actually Paid

Year	Fair Value of Awards Granted in Applicable Year at Year-End	Change in Value of Prior Years’ Awards Unvested at Applicable Year-End	Change in Value of Prior Years’ Awards that Vested in Applicable Year at Vesting Date	Change in Value of Prior Years’ Awards that Forfeited During Applicable Year	Total Equity Value included in Compensation Actually Paid (total of prior four columns)	Pension Service Costs	Total Inclusion of Equity Values and Pension Service Costs
2023	$3,435,782	$1,860,710	$640,415	$0	$5,936,907	$0	$5,936,907
2022	$3,538,712	$6,735,690	$336,851	$0	$10,611,253	$0	$10,611,253
2021	$3,208,558	$4,097,867	$1,147,370	$0	$8,453,795	$0	$8,453,795
2020	$4,399,042	$(1,425,294)	$(531,199)	$(794,421)	$1,648,128	$0	$1,648,128
Average of
Non-PE
O
NEOs Compensation Actually Paid Table

Year	Average Summary Compensation Table Total for Non-PEO NEOs	Exclusion of Stock Awards and Change in Pension Value	Inclusion of Equity Award Adjustments and Pension Service Costs (a)	Average Compensation Actually Paid to Non-PEO NEOs (2)(3)
2023	$1,801,064	$561,636	$1,005,814	$2,245,242
2022	$1,667,346	$543,863	$1,747,468	$2,870,951
2021	$1,584,381	$523,109	$1,414,338	$2,475,609
2020	$1,573,184	$561,297	$315,606	$1,327,493

(a)	The components of the amounts shown in this column for our non-PEO NEOs are presented in the table below:
Average of
Non-PEO
NEOs Components of Compensation Actually Paid

Year	Fair Value of Awards Granted in Applicable Year at Year-End	Change in Value of Prior Years’ Awards Unvested at Applicable Year-End	Change in Value of Prior Years’ Awards that Vested in Applicable Year at Vesting Date	Change in Value of Prior Years’ Awards that Forfeited During Applicable Year	Total Equity Value included in Compensation Actually Paid (total of prior four columns)	Pension Service Costs	Total Inclusion of Equity Values and Pension Service Costs
2023	$594,310	$322,176	$89,328	$0	$1,005,814	$0	$1,005,814
2022	$597,422	$1,096,293	$53,753	$0	$1,747,468	$0	$1,747,468
2021	$552,429	$648,464	$213,445	$0	$1,414,338	$0	$1,414,338
2020	$812,601	$(233,836)	$(95,398)	$(167,761)	$315,606	$0	$315,606

(4)
The
Non-PEO
NEOs for whom the Summary Compensation Table total average compensation is presented are for 2023, 2022 and 2021, Mr. Vincent J. Calabrese Jr., Mr. Gary L. Guerrieri, Mr. David B. Mitchell, and Mr. Barry C. Robinson; and for 2020, Mr. Vincent J. Calabrese Jr., Mr. Gary L. Guerrieri, Mr. Robert Moorehead and Mr. Barry C. Robinson. Figures shown are based on the total compensation figures presented in the Summary Compensation Table for each
Non-PEO
NEO for each of the years listed.

(5)
This column shows the Company’s TSR and the TSR for the peer group used by the Company in its stock performance graph in its 2023 Form
10-K,
and the KBW Regional Bank Index (“KRX”), on a cumulative basis for each year of the three-year period from 2020 through 2023. Dollar values assume $100 was invested for the cumulative period from December 31, 2019 through December 31, 2023, in either FNB or in the KRX index, and reinvestment of the pre-tax
value of the dividends paid.

(6)	Net income represents net income before preferred dividends.

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Compensation Committee Report

Relationship Between Compensation Actually Paid and Company Cumulative TSR
The following chart presents the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and the Company’s cumulative TSR for each year of the four-year period from 2020 through 2023.

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Compensation Committee Report

Relationship Between Compensation Actually Paid and Net Income
The following chart presents the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and the Company’s net income for each year of the four-year period from 2020 through 2023.

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Compensation Committee Report

Relationship Between Compensation Actually Paid and Operating ROATCE*
The following chart presents the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and the Company’s Operating ROATCE* for each year of the four-year period from 2020 through 2023.

2024 Proxy Statement 91

Compensation Committee Report

Relationship Between Company TSR and Selected Peer Group TSR
The following chart presents the relationship between FNB’s cumulative TSR and the KRX TSR for each year of the four-year period from 2020 through 2023.

Discussion of FNB versus KRX Total Shareholder Return

The Total Shareholder Return: FNB versus KRX Index table above shows that FNB’s cumulative four-year TSR (indexed to 2019), has exceeded the broader KRX index for the 2020 to 2023 measurement period presented. Initially during this measurement period, FNB’s TSR dipped lower than the KRX index total return and thereafter rebounded (notably in 2022 through 2023) to surpass the KRX index total return.
There are three key dynamics that explain the relative outperformance of FNB during this time horizon. First,
FNB increased its asset sensitivity position throughout the 2020 to 2023 time horizon to prepare for a higher interest rate environment that ensued in 2022 and 2023 when more earnings could be generated. Second, FNB improved its overall capital and liquidity position versus peers during this period. Lastly, the stability and granularity of FNB’s deposit base translated into significant outperformance versus peers notably in 2023.

List of the Most Important Financial Performance Measures
The following list presents the financial measures that the Company considers to be the most important in linking Compensation Actually Paid to our PEO and our
Non-PEO
NEOs in 2023 to Company performance. The measures in this list emulate the diverse set of metrics used in our incentive compensation plans. The measures in this list are not ranked:

•	Operating Earnings Per Diluted Common Share (EPS)*

•	Operating Return on Average Tangible Common Equity (Operating ROATCE)*

•	Efficiency Ratio*

•	Internal Capital Generation Growth (ICG Growth)*

•	Total Shareholder Return (TSR)

92 F.N.B. Corporation

Compensation Committee Report

2023 Director Compensation

The following table shows the compensation paid to our directors for services rendered in all capacities during 2023. Mr. Delie is not included as his compensation as a director is disclosed in the 2023 Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	TOTAL ($)

Pamela A. Bena	92,500	79,992	0	172,492

William B. Campbell	130,000	79,992	0	209,992

James D. Chiafullo	87,500	84,987	0	172,487

Mary Jo Dively	95,000	79,992	0	174,992

David J. Malone	96,458	84,987	0	181,445

Frank C. Mencini	117,500	84,987	0	202,487

David L. Motley	90,000	79,992	0	169,992

Heidi A. Nicholas	107,500	84,987	0	192,487

John S. Stanik	80,000	79,992	0	159,992

William J. Strimbu	110,000	84,987	0	194,987

(1)	This column includes the annual retainer, as well as additional retainers for the Independent Lead Director of the Board and the chairs of committees, for 2023.

(2)

Annually each director, including Mr. Delie, is awarded a time-based restricted stock unit award. The awards granted were valued at $75,000, except for directors who serve as Chairperson of a Committee, in which case the awards granted were valued at $80,000, rounded down to the nearest whole unit at a price determined in accordance with the FNB Incentive Plan. The time-based restricted stock unit awards were issued on May 10, 2023, after our Annual Meeting, with a fair market value of $10.56 per share. Additionally, each director, including Mr. Delie, who completes a relevant educational program during the preceding calendar year is awarded a time-based restricted stock unit award valued at $5,000, rounded down to the nearest whole unit at a price determined in accordance with the FNB Incentive Plan. These time-based restricted stock unit awards were issued on May 10, 2023, after our Annual Meeting, with a fair market value of $10.56 per share. See Annual Grant of Stock Awards for restricted stock unit awards to directors that remained outstanding at December 31, 2023. Directors have the ability to defer the receipt of equity compensation that vests until after their departure from the Board pursuant to the DCP. The time-based restricted stock units that are deferred have dividend equivalent rights. Messrs. Campbell, Delie, Malone, Stanik and Strimbu have elected to defer 100% of their 2023 awards.

(3)

The valuation of all perquisites is at our actual cost. SEC rules require disclosure of the perquisites to any one director unless the amount of perquisites is less than $10,000 in the aggregate. There were no perquisites required to be disclosed for 2023.

Annual Board/Committee Retainer Fees

We pay our annual fees and fees for committee meetings to our directors on a retainer basis. We annualize the fees and pay them monthly. The current annual Board and committee fees are as follows:

	Member Fee ($)	Chairman Fee ($)

Board(1)	60,000	55,000

Audit Committee(2)	15,000	32,500

Compensation Committee(2)	10,000	22,500

Credit Risk, Fair Lending and CRA Committee(2)	10,000	25,000

Executive Committee(2)	7,500	10,000

Nominating and Corporate Governance Committee(2)	7,500	17,500

Risk Committee(2)	10,000	25,000

(1)	The Independent Lead Director is entitled to an additional fee of $55,000 per year.

(2)	Committee chairs do not receive a member fee in addition to the chairman’s fee.

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Compensation Committee Report

For information regarding the number of full Board and committee meetings held during 2023, see Board Committees under Corporate Governance. We reimbursed various directors for amounts the directors expended in traveling to our meetings and determined these amounts were consistent with our guidelines and thus are not included in the 2023 Director Compensation table.

Annual Grant of Stock Awards

We awarded each director time-based restricted stock units under the FNB Incentive Plan as detailed in the 2023 Director Compensation table above. These awards will vest on May 8, 2024. The following table sets forth the equity incentive awards outstanding as of December 31, 2023. Mr. Delie is not included as his time-based restricted stock unit award received as a director is disclosed in the 2023 Outstanding Equity Awards at Fiscal Year-End Table.

Name	Stock Awards (#)

Pamela A. Bena	7,800

William B. Campbell	7,800

James D. Chiafullo	8,287

Mary Jo Dively	7,800

David J. Malone	8,287

Frank C. Mencini	8,287

David L. Motley	7,800

Heidi A. Nicholas	8,287

John S. Stanik	7,800

William J. Strimbu	8,287

Deferred Compensation Plan

Our Deferred Compensation Plan provides our directors with the ability to defer up to 100% of their cash and/or stock compensation under the plan. An election to defer can be made on an annual basis and is irrevocable after the election period expires.

Under the plan, investment options in the Deferred Compensation Plan are the same as those available under our 401(k) plan. Cash amounts deferred will accrue interest, earnings and losses based on the performance of the deemed investment option(s) selected by the director. Equity awards will accrue earnings and losses based on the performance of FNB’s common stock. Investments into the FNB common stock fund will remain in the FNB common stock fund until distributed and will be distributed in kind. We do not pay above-market or preferential earnings on any director compensation that is deferred.

At the time of each deferral election, a director also elects the timing and method of distribution of their contributions to the plan. Elections include timing of distribution: specified date or separation from service and method of distribution: lump sum or installments. A director may change his or her current distribution election if the change is made at least 12 months prior to his or her first payment and is delayed by at least five years. In the case of an unforeseen emergency, as defined in the plan, a director may also request a withdrawal prior to a separation from service to the extent permitted in the plan.

The Deferred Compensation Plan is intended to constitute a nonqualified, unfunded plan for federal tax purposes and for the purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The Plan is intended to comply with Section 409A of the Code and the final regulations issued and will be interpreted, implemented and administered in compliance with the Code.

Director Stock Ownership Requirement

Our Board believes that each director’s equity ownership in the Corporation should be aligned with the Corporation’s shareholders. Accordingly, our Corporate Governance Guidelines require each of our directors to have beneficial ownership of the lesser of 40,000 shares of Corporation common stock (or common stock equivalent) or $400,000 in value of the Corporation’s common stock (or common stock equivalent). The Corporation’s director stock ownership requirement is progressively phased in over a six-year period. As of December 31, 2023, each FNB director is in compliance with the stock ownership requirement.

94 F.N.B. Corporation

Proposal 3. Approval and Adoption of the Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan

PROPOSAL 3. APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED F.N.B. CORPORATION 2022 INCENTIVE COMPENSATION PLAN

We are asking shareholders to approve the proposed F.N.B. Corporation Incentive Compensation Plan, as amended and restated (the Amended Plan), which is an amendment and restatement of our current F.N.B. Corporation 2022 Incentive Compensation Plan (Current Plan). The Board originally adopted the Current Plan on February 23, 2022, subject to FNB shareholder approval and adopted the Amended Plan on March 11, 2024, subject to FNB shareholder approval. The Amended Plan authorizes equity and cash awards to members of our Board, and the officers and employees of FNB, FNBPA and their subsidiaries and affiliates. We believe that short- and long-term equity and cash incentive awards are critical to attracting and retaining the most talented employees in our industry. Shareholder approval of the proposed Amended Plan will allow us to continue to provide these important incentives.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED F.N.B. CORPORATION 2022 INCENTIVE COMPENSATION PLAN

The Amended Plan is substantially similar to the Current Plan. The principal amendment to the Current Plan, as reflected in the Amended Plan and as summarized below, is an increase in Shares available for equity grants, along with extending the duration for ten years from the date of Board approval of the Amended Plan, together with certain clarifications and conforming changes, including removing references to prior equity incentive plans.

The Board is submitting to the shareholders for approval and adoption at the Annual Meeting the Amended Plan, which is an amendment and restatement of the F.N.B. Corporation 2022 Incentive Compensation Plan (the Current Plan), also referred to as the 2022 Plan earlier in this proxy statement.

On March 11, 2024, the Board adopted the Amended Plan, effective as of the date that the Amended Plan is approved by the Company’s shareholders. The Amended Plan enables the Company to make stock-based and non-stock awards to its eligible employees, consultants and non-employee directors. The Amended Plan provides for the grant of (i) incentive stock options; (ii) non-qualified stock options; (iii) performance units; (iv) restricted stock; (v) restricted stock units; (vi) stock appreciation rights; (vii) other cash or equity-based awards; or (viii) any combination of the foregoing. The purpose of the Amended Plan is to encourage award recipients to increase their efforts to make the Company and each of its affiliates more successful, to provide an additional inducement for such individuals to remain with the Company or an affiliate, to reward such individuals by providing an opportunity to acquire incentive awards, and to provide a means through which the Company and its affiliates may attract the highest quality individuals to enter employment or engagement with the Company or its affiliates.

The following discussion of the principal features of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan as set forth in Annex B attached hereto. The Amended Plan will become effective only if it is approved by the Company’s shareholders at our 2024 Annual Meeting. As of the March 6, 2024 record date (for purposes of this Proposal, referred to as the “Record Date”), the Company’s “equity overhang,” or the percentage of outstanding shares of our stock represented by all equity awards granted and available for future grant under the Incentive Compensation Plan and all prior plans, was 1.57% (not taking into account the additional shares proposed to be added under the Amended Plan). Equity overhang is calculated as all shares issuable upon exercise of outstanding stock options and stock appreciation rights and vesting of outstanding restricted stock, restricted stock units and other awards, plus all shares available for future grant under all plans, divided by (a) the number of shares of our stock outstanding plus (b) the number of shares in the numerator.

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Our equity overhang has been calculated on the basis that all shares available for future grant are in the form of restricted stock and restricted stock units, as the Compensation Committee has issued only restricted stock and restricted stock units since 2008, although the Compensation Committee may issue other types of awards under the Amended Plan. If the Amended Plan is approved by our shareholders at the Annual Meeting, the equity overhang represented by all equity awards granted and available for future grant under all plans would be approximately 3.68% as of the Record Date.

Another measurement that may be considered meaningful by some shareholders in connection with a proposal to increase the number of shares available for issuance under the Amended Plan is the “burn rate.” The burn rate is calculated as all stock awards granted in a fiscal year, divided by the number of shares of our stock outstanding at the end of that fiscal year. Our burn rate for 2023 was 0.39%, for 2022 was 0.35% and for 2021 was 0.37%. The proposed Amended Plan is expected to provide us with approximately enough shares for up to four years, with such timing dependent on a variety of factors, including, but not limited to, the price of our shares, frequency of share awards, dividend accruals, and additional employees eligible to participate in our incentive award program during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future number of employees who will be eligible for stock awards with any degree of certainty, and the share reserve under the Amended Plan could last for a shorter or longer time.

The following is a description of the Amended Plan as adopted by the Board, subject to the approval by shareholders at the Annual Meeting.

Plan Summary

Shares Subject to the Amended Plan. The maximum aggregate number of shares of the Company’s common stock for which awards may be issued under the Amended Plan is limited to the sum of (i) 8,000,000 shares; (ii) the number of Shares available under the Current Plan immediately prior to shareholder approval of the Amended Plan (as of March 11, 2024, 2,138,637 shares were available), subject to the counting, adjustment and substitution provisions of the Amended Plan. The shares may be, at the election of the Board, authorized but unissued shares, repurchased shares or partly each.

Shares of stock tendered by participants as full or partial payment of the option price upon exercise of options granted under the Amended Plan will not again be available for issuance under the Amended Plan. The aggregate number of any stock-settled stock appreciation rights that are exercised shall be deemed issued under the Amended Plan and shall not again be available for issuance. If any options are exercised through a reduction of shares subject to the award (i.e., “net exercised”), the aggregate number of shares subject to such option will be deemed issued under the Amended Plan and will not again be available for issuance. Any shares of stock that are withheld or remitted to satisfy a participant’s tax withholding obligations will be deemed issued under the Amended Plan and will not again be available for issuance.

Under the Amended Plan,

•

No more than 500,000 shares are available for awards of incentive stock options under the Amended Plan, together with the number of shares previously approved for grant of Stock Options intended to be Incentive Stock Options under the Current Plan, as adjusted for any Company recapitalization, reorganization, stock dividend or similar event.

•

No more than a number of shares having a fair value on the grant date that does not exceed $500,000 may be granted in any calendar year to any participant who is a non-employee director, when aggregated with cash compensation payable to the participant for that year.

•

The number of shares subject to any award under the Amended Plan, or reserved for awards to be granted under the Amended Plan, will be adjusted as appropriate upon a change in the Company’s capitalization, a reorganization or similar transaction or a stock dividend. If the outstanding shares of stock are increased, decreased, changed into or exchanged for a different number or kind of securities of the Company through an equity restructuring transaction that causes the per-share value underlying an award to change, a proportionate adjustment will be made to the number or kind of shares of stock or securities allocated to awards that were granted prior to the transaction.

•	Changes to outstanding option awards may not change the aggregate purchase price applicable to the unexercised portion of the option award, but with

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an adjustment to the option price. The Board will have the right but not the obligation to make similar adjustments to awards or option prices to compensate for the diminution in the intrinsic value of shares of stock resulting from a reciprocal transaction such as a business combination, merger or acquisition.

•

The Board also retains the discretion to adjust actual or potential benefits granted under the Amended Plan to prevent the dilution or enlargement of benefits upon the occurrence of unusual or nonrecurring events affecting the Company or its financial statements or in recognition of changes in applicable laws, regulations or accounting principles.

•

The percentage of stock that a person must acquire to trigger a “Change in Control” under the Amended Plan is set at 20%, which is consistent with the Federal Reserve Board’s new rules pertaining to bank “control”.

•

Dividends or dividend equivalents paid on any award will be held and payable only to the extent that the award has vested and dividend equivalents may not be paid on awards of stock options or stock appreciation rights.

•

A one-year minimum vesting requirement generally applies to awards granted under the Amended Plan, subject to an exception for awards covering up to five percent (5%) of shares available for grant under the Amended Plan, which may vest earlier than one year from grant, and certain annual non-employee director grants that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting.

Based on historic and projected usage patterns, the Company expects that, if this proposal is approved by shareholders, the shares under the Amended Plan will be sufficient to make equity awards to participants for up to four years. The closing sales price of our stock was $13.57 per share on March 11, 2024.

Awards granted under the Amended Plan are subject to the Company’s Recoupment Policy. The Company cannot reprice options or stock appreciation rights or exchange/cancel options or stock appreciation rights for cash or other awards with a lower exercise or grant price, without prior shareholder approval. Shares available under the Amended Plan may be used to satisfy obligations to participants under other compensation or incentive plans, programs or arrangements of the Company.

Administration. The Amended Plan is administered by the Compensation Committee of the Board or such other committee or officer or officers as the Board may designate (the Committee). Each Committee member must qualify as an “independent director” within the meaning of the NYSE’s Listed Company Manual, and “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. If allowed under state corporation law, regulations and stock exchange rules, the Board and the Committee also may delegate to another committee or one or more officers of the Company any or all of the responsibilities of the Committee with respect to awards to employees who are not subject to Section 16 of the Securities Exchange Act of 1934 at the time any delegated authority is exercised. The Committee has the authority to interpret the terms of the Amended Plan. Subject to the terms of the Amended Plan, the Committee has the authority to determine the individuals to whom awards are granted and to determine exercise prices, vesting requirements, the term of and the number of shares covered by each award, and the form of the award to be granted.

Persons Eligible to Participate in the Amended Plan. Under the Amended Plan, awards may be granted to employees, consultants and non-employee directors of the Company or any of its affiliates who share the responsibility for the management, growth, or protection of the business of the Company or any of its affiliates or who, in the opinion of the Committee, provide services yielding significant benefits to the Company or any affiliate. As of March 5, 2024, the Company had approximately 4,213 full- and part-time employees who would be eligible for awards under the Amended Plan. Also, as of the date of the Annual Meeting, we will have ten (10) non-employee directors who are eligible for awards under the Amended Plan. Only employees of the Company or its affiliates, however, are eligible to receive incentive stock options under the Amended Plan.

Awards

Award Agreements. Each award granted under the Amended Plan will be represented by an award agreement in a form approved by the Committee. The award agreement is subject to the Amended Plan and will incorporate the terms and conditions required under the Amended Plan and any terms specified by the Committee, and may consist of more than one physical or electronic document. No modification of an award or award agreement language may accelerate the vesting of an award prior to the minimum vesting period, other than upon a change in control or the

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death or disability, retirement or separation from service of a participant.

Minimum Vesting. No awards granted under the Amended Plan may vest earlier than one year following the grant date, subject to an exception for awards covering up to five percent (5%) of shares available for grant under the Amended Plan, which may vest earlier than one year from grant. Awards issued to non-employee directors will be deemed to satisfy the one-year vesting requirement if the awards vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting.

Performance Goals. The Committee may establish performance goals prior to the grant of an award under the Amended Plan based on the attainment of one or any combination of the following, in each case of the Company, an affiliate, or business unit by or within which the participant is primarily employed or a combination thereof: (a) net earnings; (b) operating earnings or income; (c) earnings growth; (d) net income; (e) net income available to common shareholders’ applicable to shares; (f) gross revenue or revenue by pre-defined business; (g) revenue backlog; (h) margins realized on delivered services; (i) cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital; (j) earnings per share; (k) return on shareholders’ equity; (l) stock price; (m) return on common shareholders’ equity; (n) return on capital; (o) return on assets; (p) economic value added (income in excess of cost of capital); (q) customer satisfaction; (r) cost control or expense reduction; (s) dividends; (t) dividend payout ratio; (u) ratio of operating expenses to operating revenues; (v) total shareholder return (TSR); and (w) any other metrics or factors the Committee determines, in each case, absolute or relative to peer-group comparative.

The performance goals may be based upon attaining specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations or indices.

Stock Options. Stock options awarded under the Amended Plan may be in the form of “incentive stock options” that are intended to comply with the requirements of Section 422 of the Internal Revenue Code, as amended (the “Code”), or “non-qualified stock options.” Special rules apply with respect to the terms of incentive stock options in order to meet the Internal Revenue Code requirements applicable to that type of option. The exercise price of all options granted under the Amended Plan must be at least equal to the fair market value per share of stock covered by the option, as determined on the award date, and may be higher, as set by the Committee. So long as the Company is publicly traded, the fair market value of its stock is deemed to be the closing price of the stock on the NYSE on the business day preceding the award date. No options granted under the Amended Plan will include a reload feature.

Options may be exercised upon vesting or, if expressly permitted in the award agreement, prior to vesting provided that the stock received upon exercise of an unvested option will be subject to the same restrictions as an award of restricted stock. Options generally must be exercised, if at all, within one year of the date of termination of the participant’s service with the Company and within ten years of the award date (unless extension is necessary to avoid violation of applicable securities laws). The exercise price may be paid in cash, subject to the approval of the compensation committee, shares of Company stock, “cashless” exercise with or without a broker, waiver of compensation due or accrued, or any combination of the above.

Options granted under the Amended Plan are exercisable during the lifetime of the participant only by the participant. All options granted under the Amended Plan are generally nontransferable except to a beneficiary designated by the participant in the event of the participant’s death, by will or under the laws of descent and distribution. Award agreements for non-qualified stock options may permit transfers, subject to numerous restrictions, for the participant’s estate planning purposes. However, in no event will a participant be permitted to transfer an option to a third-party financial institution without prior shareholder approval.

Performance Units. The Committee will determine a performance period of one or more years and the performance goals for each grant of performance units. Performance periods may overlap and participants may be granted two or more performance unit awards, each with a different performance period. Performance goals may vary between participants. At the beginning of a performance period, the Committee will determine the dollar values to be paid to each participant or group of participants if the performance goals are achieved in the performance period. The payout amount may be fixed or may vary according to criteria specified by the Committee. Each performance unit is paid in cash after the end of the relevant performance period.

If a participant’s service with the Company or any of its affiliates is terminated during the performance period

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due to his or her death or disability, the performance units held by the participant will vest at the target level of the award.

Restricted stock and restricted stock units. Restricted stock may be granted directly or received by a participant upon exercise of an unvested stock option or stock appreciation right. Restricted stock and restricted stock units are subject to restrictions on transferability and other restrictions established by the Committee for a restriction period. The restrictions lapse after the restriction period, which extends from the date of the award to a specific date or until specified performance goals, service periods, or other criteria set by the Committee, are achieved. The Committee may provide for the lapse of restrictions in installments.

If a participant terminates service with the Company prior to the expiration of the restriction period, all shares of restricted stock generally will be forfeited and reacquired by the Company. Except as otherwise provided in an award agreement, vesting of restricted stock and restricted stock units will accelerate if a participant terminates service due to his or her death or disability.

Awards of restricted stock may earn dividend equivalents, if permitted by the Committee and specified in the award agreement. If the applicable award agreement so provides, a participant may elect to defer the delivery of restricted stock. Any deferral must comply with the provisions of Code Section 409A.

Stock Appreciation Rights. Stock appreciation rights may be granted under the Amended Plan. The grant price of a stock appreciation right will be equal to the fair market value of a share of stock on the date of grant.

Upon exercise of a stock appreciation right, a participant will be entitled to receive payment from the Company in an amount equal to the number of shares of stock as to which the stock appreciation right is exercised, multiplied by any excess (or some portion of the excess as determined at the time of the grant by the Committee) of the fair market value of a share on the date of exercise of the stock appreciation right over the grant price specified in the award agreement. At the discretion of the Committee, the payment upon exercise of a stock appreciation right may be specified in cash, Company stock or a combination of the two.

F.N.B. Corporation Recoupment Policy. All awards granted or paid under the Amended Plan are subject to recoupment pursuant to the F.N.B. Corporation Recoupment Policy.

Change in Control

The Amended Plan provides that, unless otherwise provided in an award agreement, in the event of a change in control (as defined in the Amended Plan) and to the extent an award is not replaced by a replacement award (as described below):

•

each then-outstanding stock option and stock appreciation right will become fully vested and exercisable, and each other award (other than a performance-based award) will vest, be free of restrictions, and be deemed to be earned and payable; and

•

each then-outstanding performance-based award will be deemed to be earned and payable, with all applicable performance goals deemed achieved at the greater of (i) the applicable target level and (ii) actual performance, as determined by the Committee, through the latest date practicable preceding the date of the change in control.

A replacement award is an award that is the same type as the replaced award with a value equal to the value of the replaced award as of the date of the change in control, as determined by the Committee and if the underlying replaced award was an equity-based award, the replacement award relates to publicly traded equity securities of the Company, or the entity surviving the Company following the change in control and contains terms relating to vesting that are substantially identical to those of the replaced award and other terms and conditions are not less favorable than the terms and conditions of the replaced award.

Unless otherwise determined by the Committee and set forth in the applicable award agreement, upon termination of service by the Company other than for cause or by the awardee for Good Reason, as defined in the replacement award, within 24 months following a change in control (or, if longer, the duration of any remaining performance period for a performance-based award),

•

all replacement awards held will vest in full, be free of restrictions, and be deemed to be earned in full (with respect to performance goals, unless otherwise agreed in connection with the change in control, at the greater of (x) the applicable target level and (y) actual performance, as determined by the Committee, through the latest date practicable preceding the termination of service) and

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•

any outstanding stock option or stock appreciation right as of the date of the change in control that remains outstanding as of the date of such termination of service may thereafter be exercised until the expiration of its stated full term.

The Committee may provide in applicable award agreements that, in the event of a change in control, as defined in the Amended Plan, (i) each outstanding stock option will immediately become vested and exercisable in full; (ii) the restrictions on each share of restricted stock or each restricted stock unit will lapse; and (iii) each outstanding stock appreciation right will immediately become vested and exercisable in full.

The Committee has the discretion to terminate all outstanding stock options, with each option holder’s consent or after written notice and a 20-day exercise period for option holders, upon certain change in control events. The Committee may terminate the awards in the case of a merger or consolidation in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company’s outstanding stock by a single person or entity or by a group of persons or entities acting in concert, or in the event of a sale or transfer of all or substantially all of the Company’s assets.

To the extent necessary to avoid subjecting participants to interest and additional taxes under Code Section 409A, a change in control will not be deemed to occur unless and until Code Section 409A(a)(2)(A)(v) is satisfied.

Amendment and Termination

The Amended Plan will become effective on the date of the 2024 Annual Meeting, subject to the approval by shareholders at the Annual Meeting, and no awards may be granted under the Amended Plan subsequent to May 11, 2034. The Amended Plan reserves for the Board the right to alter and amend the Amended Plan at any time and the right to revoke or terminate the Amended Plan or to suspend the granting of awards pursuant to the Amended Plan. However, no such action may terminate any outstanding award already granted under the Amended Plan, unless the Company is liquidated or dissolved. Nor may any alteration or amendment of the Amended Plan, without prior shareholder approval (i) increase the total number of shares that may be granted, issued or delivered under the Amended Plan; (ii) make any changes in the class of eligible individuals; (iii) extend the period set forth in the Amended Plan during which awards may be granted; (iv) increase or remove any individual limit under the Amended Plan; (v) accelerate the vesting of an award; or (vi) make any changes that require shareholder approval under the rules and regulations of any securities exchange or market on which the Company’s stock is traded. Furthermore, the Board cannot take action that would adversely affect the rights of the holder of an award granted under the Amended Plan without the written consent of the award holder.

Amended Plan Benefits

Our Committee has the discretion to determine the type, terms and conditions and recipients of awards granted under the Amended Plan. No decisions have been made on the amount and type of awards that are to be made under the Amended Plan to participants in the future.

Accordingly, it is not possible to determine the amount of the awards that will be received by any employee, consultant, non-employee director, or independent contractor of the Company under the Amended Plan if it is approved.

Certain Federal Income Tax Considerations

The following is a general description of the United States federal income tax consequences to participants and the Company relating to stock options, performance units, restricted stock, restricted stock units, stock appreciation rights and other awards that may be granted under the Amended Plan. The Amended Plan is not qualified under Code Section 401(a). This discussion only applies to U.S. citizens and/or residents and does not purport to cover all tax consequences relating to awards granted under the Amended Plan. This description is intended for use by our shareholders in determining how to vote at our Annual Meeting and not as tax advice to persons who receive awards under the Amended Plan.

Non-Qualified Stock Options. A participant generally will not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of a non-qualified stock option. When the option is exercised, the participant will recognize ordinary income equal to the difference, if any, between the aggregate exercise prices paid and the fair market value, as of the date the option is exercised, of the shares received. The participant’s tax basis in shares acquired upon exercise will equal the exercise price paid plus the amount recognized by the participant as ordinary income. Except as described in “Other Tax Matters”, below, the Company generally will be entitled to a federal income tax deduction in the tax year in which the option is exercised, equal to the ordinary

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income recognized by the participant as described above. If the participant holds shares acquired through exercise of a non-qualified stock option for more than one year after the exercise of the option, the gain or loss realized upon the sale of those shares generally will be a long-term capital gain or loss. The participant’s holding period for shares acquired upon the exercise of an option will begin on the date of exercise.

Incentive Stock Options. A participant generally will not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of an incentive stock option. If the option is exercised during employment, or within three months thereafter (or one year in the case of a permanently and totally disabled employee), the participant generally will not recognize any income, and the Company will not be entitled to a deduction. However, the excess of the fair market value of the shares on the date of exercise over the option price generally is included in computing the participant’s alternative minimum taxable income.

Generally, if the participant disposes of shares acquired by exercise of an incentive stock option within either two years after the date of grant or one year after the date of exercise, the participant will recognize ordinary income, and, except as described in “Other Tax Matters” below, the Company will be entitled to a deduction equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the participant. If shares are disposed of after the two year and one year periods described above expire, the Company will not be entitled to any deduction, and the entire gain or loss for the participant will be treated as a long-term capital gain or loss.

Performance Units. Performance units generally are subject to tax at the time of payment. Except as described in “Other Tax Matters”, below, the Company will generally have (at the time the participant recognizes income) a corresponding deduction.

Restricted Stock. Restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of shares over the purchase price (if any) only at the time the restrictions lapse (unless the participant elects to accelerate recognition as of the date of grant through an election under Code Section 83(b)). Except as described in “Other Tax Matters”, below, the Company generally will have (at the time the participant recognizes income) a corresponding deduction.

Restricted stock units. Restricted stock units generally are subject to tax at the time of payment, and, except as described in “Other Tax Matters”, below, the Company generally will be entitled to a corresponding deduction when the participant recognizes income.

Stock Appreciation Rights. A participant generally will not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of a stock appreciation right. When the stock appreciation right is exercised, the participant will recognize ordinary income equal to the difference between the aggregate grant price and the fair market value, as of the date the stock appreciation right is exercised, of our common stock. The participant’s tax basis in shares acquired upon exercise of a stock-settled stock appreciation right will equal the amount recognized by the participant as ordinary income. Except as described in “Other Tax Matters”, below, the Company generally will be entitled to a federal income tax deduction in the year in which the stock appreciation right is exercised, equal to the ordinary income recognized by the participant as described above. If the participant holds shares acquired through exercise of a stock-settled stock appreciation right for more than one year after the exercise of the stock appreciation right, the gain or loss realized upon the sale of those shares will be a long-term capital gain or loss. The participant’s holding period for shares acquired upon the exercise of a stock-settled stock appreciation right will begin on the date of exercise.

Other Tax Matters. The exercise by a participant of a stock option or stock appreciation right, the lapse of restrictions on restricted stock or restricted stock units or the achievement or fulfillment of performance units following the occurrence of a Change in Control, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the participant on certain payments of the Company’s stock or cash resulting from such exercise or deemed achievement or fulfillment of performance awards or, in the case of restricted stock or restricted stock units on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above. The Company and its subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid in the form of awards under the Amended Plan, if, the employee is the Chief Executive Officer or Chief Financial Officer of the Company (or

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acts in such capacity) or is another “covered employee” as defined under the Code or was such an employee beginning in any year after 2017, if the total compensation paid to such employee exceeds $1,000,000.

Compliance with Section Code 409A. To the extent applicable, it is intended that the Amended Plan and any grants made under the Amended Plan either be exempt from, or, in the alternative, comply with the provisions of Section 409A, including the exceptions for stock rights and short-term deferrals. The Company intends to administer the Amended Plan and any grants made thereunder in a manner consistent with the requirements of Section 409A.

If any provision of the Amended Plan or an award agreement needs to be revised to satisfy the requirements of Section 409A, then such provision will be modified or restricted to the extent necessary to be in compliance with the requirements of Section 409A, while attempting to maintain the same economic results as were intended under the Amended Plan and award agreement. The right to any dividends or dividend equivalents declared and paid on the number of shares underlying a stock option or stock appreciation right may not be contingent, directly or indirectly, upon the exercise of the stock option or stock appreciation right. Further, to the extent necessary to avoid subjecting participants to interest and additional taxes under Section 409A, a change in control will not be deemed to occur unless and until Code Section 409A(a)(2)(A)(v) is satisfied. Any reference to Section 409A includes any proposed temporary or final regulations, or any other guidance, promulgated with respect to such Section by the Internal Revenue Service.

Equity Compensation Plan Information

as of December 31, 2023

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,502,598	(1)	n/a	2,670,754	(2)
Equity compensation plans not approved by security holders	103,690	(3)	$9.97	n/a

(1)

Restricted common stock awards subject to forfeiture with performance-based awards reflected at target payout levels. The shares of restricted stock vest over periods ranging from one to three years from the award date.

(2)

Represents shares of common stock registered with the SEC which are eligible for issuance pursuant to stock option or restricted stock awards granted under various plans, updated from the December 31, 2023, amount disclosed in the 2023 Form 10-K, with performance-based awards reflected at target payout levels.

(3)	Represents the securities to be issued upon exercise of stock options that the Company assumed in various acquisitions. The Company does not intend to grant any new awards under these plans.

Additional Equity Plan Information

The following table provides certain additional information regarding the Company’s equity compensation plans:

As of March 6, 2024
Total Stock Options Outstanding	72,013
Total Restricted Stock Unit Awards Outstanding (1)	3,519,501
Total Common Stock Outstanding	359,331,176
Weighted-Average Exercise Price of Stock Options Outstanding	$10.72
Weighted-Average Remaining Duration of Stock Options Outstanding	0.98 years
Total Shares Available for Grant Under the FNB Incentive Plan (1)	2,138,637
Stock Price as of March 6, 2024	$13.77

(1)	Performance-based awards are reflected at target payout levels.

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Proposal 4. Ratification of the Appointment of Ernst & Young LLP as FNB’s Independent Registered Public Accounting Firm for 2024

PROPOSAL 4. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS FNB’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024

The Audit Committee selected Ernst & Young LLP as our independent registered public accounting firm to audit the books of the Company and its subsidiaries for the year ending December 31, 2024, to report on our internal controls and our consolidated statement of financial position and related statements of income of us and our subsidiaries, and to perform such other appropriate accounting services as our Board may require. Ernst & Young LLP has advised us that they are independent accountants with respect to us, within the meaning of standards established by the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the Independence Standards Board and federal securities laws administered by the SEC. In the event a majority of the votes cast in person or by proxy do not ratify the appointment of Ernst & Young LLP, we anticipate that we would make no change in our independent registered public accounting firm for the current year because of the difficulty and expense of making any change so long after the beginning of the current year, but that vote would be considered when we consider the appointment of auditors for 2025.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS ITS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024

Ernst & Young LLP served as our independent registered public accounting firm for the year ended December 31, 2023. We expect that a representative of Ernst & Young LLP will attend our Annual Meeting, be available to respond to appropriate questions and, if the representative desires, which we do not anticipate, make a statement.

The discussion under Audit and Non-Audit Fees describes the aggregate fees for professional services provided by Ernst & Young LLP to us for the calendar years 2022 and 2023.

2024 Proxy Statement 103

Audit Committee Report

AUDIT COMMITTEE REPORT

To Our Shareholders:

The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with Ernst & Young LLP, its independent registered public accounting firm who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters we and Ernst & Young LLP must discuss pursuant to Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, including Ernst & Young LLP’s judgments as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has discussed with Ernst & Young LLP its independence from management and the Corporation, including the matters in the required written disclosures. The Audit Committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining its independence.

The Audit Committee discussed with the Corporation’s internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2023 Form 10-K, for filing with the SEC.

Respectfully submitted,

Frank C. Mencini, Chair

Pamela A. Bena

Mary Jo Dively

David J. Malone

Heidi A. Nicholas

104 F.N.B. Corporation

Audit and Non-Audit Fees

AUDIT AND NON-AUDIT FEES

Ernst & Young LLP served as the Corporation’s independent registered public accounting firm for the fiscal years ended December 31, 2023, and 2022. The Company has been advised by such firm that none of its members or any of its associates has any direct financial interest or material indirect financial interest in the Corporation or its subsidiaries.

Fees and out-of-pocket expenses billed by Ernst & Young LLP for professional services during 2023 and 2022 were as follows:

	Audit	Audit-Related	Tax	All Other
2023	$2,265,900	$191,400	$795,311	$248,852
2022	$2,533,350	$87,800	$554,161	$3,580

Audit Fees relate to the audit of the Corporation’s annual financial statements and internal control over financial reporting, review of the financial statements included in the Corporation’s Reports on Forms 10-Q and other SEC filings, services provided in connection with statutory/subsidiary audits and regulatory filings including registration statements filed with the SEC, and accounting consultations related to the audit.

Audit-Related Fees relate to Service and Organizations Controls (SOC) report and custody exam work.

Tax Fees relate to tax compliance, tax planning and tax advice services.

All Other Fees relate to subscriptions for Ernst & Young’s web-based accounting and auditing research library and for FDIC assessment advisory services.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee must pre-approve the audit and non-audit services the independent registered public accounting firm will perform in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee annually reviews and pre-approves the services that the independent registered public accounting firm may provide. The Audit Committee will revise the list of pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management, but may delegate pre-approval authority to one or more of its members. The member or members to whom the Audit Committee delegates such authority must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee annually establishes pre-approval fee levels for all services the independent registered public accounting firm may provide. Any proposed services exceeding these levels require specific pre-approval.

The annual audit services engagement terms and fees are subject to the pre-approval of the Audit Committee. In addition, the Audit Committee may grant pre-approval for other audit services, including statutory audits or financial audits for our subsidiaries or our affiliates and services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

Our Audit Committee must also pre-approve audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit” services, assistance with understanding and implementing new accounting and financial reporting guidance from rule-making authorities, financial audits of employee benefit plans, agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements. Tax services include tax compliance, tax planning and tax advisory services.

Our Audit Committee may grant pre-approval to those permissible non-audit services classified as “All Other” services that it believes are routine and recurring services and when such pre-approval would not impair the independence of the independent registered public accounting firms.

2024 Proxy Statement 105

Shareholder Proposals and Nominations for the 2025 Annual Meeting

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2025 ANNUAL MEETING

SEC Rule 14a-8

If you are a shareholder who would like us to include your proposal in our notice of the 2025 Annual Meeting and related proxy materials, you must follow SEC Rule 14a-8 under the Securities Exchange Act of 1934. In submitting your proposal, our Corporate Secretary must receive your proposal, in writing, at our principal executive offices at One North Shore Center, 12 Federal Street, Suite 503, Pittsburgh, Pennsylvania 15212, no later than November 29, 2024. If you do not follow SEC Rule 14a-8, we will not consider your proposal for inclusion in next year’s Proxy Statement.

Advance Notice Requirements Under Our Bylaws

Pursuant to Article I, Section 1.11 of our bylaws, a shareholder who wishes to nominate an individual for election to the Board of Directors directly at an Annual Meeting, or to propose any business to be considered at an Annual Meeting, must deliver advance notice of such nomination or business to our Corporate Secretary. The notice must be delivered in person, by first-class U.S. mail postage prepaid or by reputable overnight delivery service to the attention of our Corporate Secretary, at our principal executive offices at F.N.B. Corporation, One North Shore Center, 12 Federal Street, Suite 503, Pittsburgh, Pennsylvania 15212 during the period commencing at the close of vusiness on November 29, 2024, and ending at the close of business on December 30, 2024. The shareholder must be a shareholder of record as of the date the notice is delivered and at the time of the Annual Meeting and must be entitled to vote at the meeting. The notice must be in writing and contain the information specified in our bylaws for a director nomination or other business. The notice must contain certain information about the proposal or nominee, as applicable, which is generally equivalent to the information that would be required to be disclosed under the proxy rules of the SEC if proxies were solicited for shareholder consideration of the matter at a meeting of shareholders, as well as certain information about the shareholder who is making the proposal or nomination. Nominees also will be required to submit a completed and signed questionnaire. The questionnaire will be provided by our Corporate Secretary upon request and is similar to the annual questionnaire completed by all of our directors regarding their background, experience and independence, and will also contain certain representations and agreements on the part of the nominee as set forth in the bylaws.

Only shareholder proposals and nominations submitted in accordance with the Company bylaw provisions will be eligible for presentation at our 2025 Annual Meeting, and any other matter not submitted to our Board in accordance with such provisions will not be considered or acted upon at our 2025 Annual Meeting. The Board Chairman is authorized to determine whether a nomination or proposal was made in accordance with our bylaws and to declare that a defective nomination or proposal be disregarded.

106 F.N.B. Corporation

Other Matters

OTHER MATTERS

As of March 11, 2024, our Board does not know of any other matter to be presented for consideration at our Annual Meeting other than the matters described above. However, if any other matter is presented in conformance with our bylaws, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the individuals designated as proxies.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single annual report, Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We, and some brokers who household proxy materials, may deliver a single copy of these proxy materials to multiple shareholders who share the same address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or us if you hold registered shares. You can notify us by sending a written request to: Shareholder Services, F.N.B. Corporation, One North Shore Center, 12 Federal Street, Suite 503, Pittsburgh, Pennsylvania 15212, or by calling our Transfer Agent representative at 844-877-8750. Upon written or oral request to us or our Transfer Agent representative, a separate copy of our proxy materials will promptly be sent to you.

Electronic Delivery of Proxy Materials

You can also access our 2024 Proxy Statement, 2023 Annual Report and 2023 Form 10-K Report at http://materials.proxyvote.com/302520.

For our 2025 Annual Meeting, you can help us save significant printing and mailing expenses by consenting to access our proxy materials electronically by the Internet. If you hold your shares in your own name (instead of street name through a bank, broker or other nominee), you can choose this option by appropriately marking the box on your proxy card denoting your consent to electronic access or, if voting by telephone at 800-690-6903, following the prompts for consenting to electronic access, or following the instructions at the Internet voting website at http://materials.proxyvote.com/302520 which has been established for you to vote your shares for the meeting. If you choose to receive your proxy materials electronically, then prior to next year’s Annual Meeting you will receive notification when the proxy materials are available for review by the Internet, as well as the instructions for voting electronically by the Internet. Your choice for electronic distribution will remain in effect until you revoke it by sending a written request to: Shareholder Services, F.N.B. Corporation, One

North Shore Center, 12 Federal Street, Suite 503, Pittsburgh, Pennsylvania 15212. If you hold your shares in street name through a bank, broker or other nominee, you should follow the instructions provided by that entity if you wish to access our proxy materials electronically by the Internet.

BY ORDER OF THE BOARD OF DIRECTORS,

James G. Orie

Chief Legal Officer and Corporate Secretary

March 29, 2024

2024 Proxy Statement 107

Annex A - About Our Annual Meeting

ANNEX A - ABOUT OUR ANNUAL MEETING

What is a proxy?

Your proxy gives us authority to vote your shares and tells us how to vote your shares at the Annual Meeting or any adjournment. Three of our employees, who are called “proxy holders” (or “proxies” for short) and are named on the proxy card, will vote your shares at the Annual Meeting according to the instructions you give on the proxy card.

Why are you soliciting a proxy from me?

Our Board of Directors is soliciting your proxy to make sure that your vote is properly submitted and received on time, and to improve the efficiency of the Annual Meeting. We may ask for, or solicit, proxies using several methods.

We may solicit proxies by mail, personal interviews, telephone or fax. We may also use the Internet to solicit proxies. FNB officers or employees may solicit proxies but will not receive any special compensation for doing so. We have engaged the firm of Laurel Hill Advisory Group, LLC to assist us with soliciting proxies.

What is included in our proxy materials?

Our proxy materials, which are available on our website (see Annex C, Proxy Materials), include:

(i)	Our Notice of 2024 Annual Meeting of Shareholders;

(ii)	Our 2024 Proxy Statement; and

(iii)	Our 2023 Annual Report and 2023 Form 10-K.

If you received printed versions of these materials by mail (rather than through electronic delivery), the materials also included a proxy card or voting instruction form. For further information, see Information about Paper and Electronic Delivery of Proxy Materials below.

What will our shareholders vote on at our Annual Meeting?

Our shareholders will vote on each of the following proposals, which our Board recommends you vote “FOR,” at our Annual Meeting:

•	Proposal 1. Election of the 11 nominees for directors named in this Proxy Statement, each to serve for a term of one year and until the election of their successors;
•	Proposal 2. Adoption of an advisory resolution to approve the 2023 compensation of our named executive officers;

•	Proposal 3: Approve and adopt the Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan;

•	Proposal 4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024; and

•

Any other business that may come before our Annual Meeting in compliance with the advance notice and other applicable provisions of our bylaws (described in the Shareholder Proposals discussion in this Proxy Statement).

PARTICIPATING IN THE ANNUAL MEETING

How are shareholders able to ask questions at the Virtual Annual Meeting?

We are committed to acknowledging each relevant question we receive, subject to the guidelines described in this section and in the Rules of Conduct and Procedures. Consistent with our prior in-person annual meetings, questions submitted in accordance with the Rules of Conduct and Procedures will be generally addressed, as time permits. We limit each shareholder to one question in order to allow us to answer questions from as many shareholders as possible. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. Questions regarding personal matters and questions regarding general economic, political or product matters that are not directly related to the business of FNB will not be answered. If there are matters of individual concern to a shareholder and not of general concern to all shareholders, or if a question posed was not otherwise answered, shareholders may contact FNB’s Chief Communications Officer separately after the Annual Meeting. Contact details, as well as other helpful information, can be found in the shareholder services section of our website at www.fnb-online.com/About-Us/Investor-Information/Investor-Relations.

Questions may be submitted prior to the Annual Meeting, or you may submit questions in real time during the meeting using the Annual Meeting website at www.virtualshareholdermeeting.com/FNB2024. Please note that in order to access these sites, shareholders will need their unique 16-digit control number that appears

2024 Proxy Statement A - 1

About Our Annual Meeting

on the Notice of Internet Availability of Proxy Materials of the proxy card (printed in the box and marked by the arrow) or the instructions that accompany these proxy materials, as applicable. Instructions should be provided to beneficial owners on the voting instruction form provided by their broker or bank.

We encourage you to access the meeting website prior to the start time. If you encounter any difficulties accessing the virtual meeting during the check in or meeting time, please contact the technical support number that will be posted on the website log-in page. The Annual Meeting website is supported on browsers and devices running the most updated version of applicable software and plugins.

VOTING AT THE ANNUAL MEETING

Who can vote at our Annual Meeting?

Our Board has set March 6, 2024, as the record date for our Annual Meeting. Only holders of record of our common stock at the close of business on the record date are entitled to receive notice of and to vote at our Annual Meeting and any adjournment of our Annual Meeting.

What constitutes a quorum in order to conduct the Annual Meeting?

On our March 6, 2024, record date, we had 359,380,385 shares of our common stock outstanding, which are eligible to be voted. Under Pennsylvania law, we must have a quorum before we can consider proposals at our Annual Meeting. A quorum is the number of shares that must be present at the meeting. In determining if a quorum exists, we count the number of shares represented by shareholders virtually, as well as the number of shares represented by proxies. If you return a signed and dated proxy card, vote by Internet, vote by our QR Code feature, vote by telephone or vote virtually in person at our Annual Meeting, you will be considered present for purposes of establishing a quorum.

To have a quorum, we need the presence of shareholders or their proxies who are entitled to cast at least a majority of the votes that all shareholders are entitled to cast. Although a quorum may be achieved, not all proposals will be subject to the same voting or approval requirement. We discuss the vote required to approve each proposal below.

Shareholders who hold their shares in an account at a bank or brokerage firm (street name) may need to take additional precautions to ensure that their vote counts.

What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in street name?

Shareholder of Record: If your shares of FNB common stock are registered directly in your name with our transfer agent, Broadridge Financial Solutions (Broadridge), you are considered a “shareholder of record” of those shares.

Beneficial Owner of Shares Held in Street Name: If your shares are held in an account at a bank, brokerage firm, broker-dealer or other similar organization, then you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials, as well as a voting instruction form, from the organization holding your shares. As a beneficial owner, you have the right to direct the organization as to how to vote them. Most individual shareholders are beneficial owners of shares held in street name.

How do I vote?

You can vote by proxy whether or not you attend our Annual Meeting virtually. When you or your authorized attorney-in-fact grants us your proxy, you authorize us to vote your shares of our common stock in the manner you specify on your proxy card. Giving a proxy allows your shares to be voted at our Annual Meeting, even if you do not attend the Annual Meeting virtually. If your shares are held in street name, you will receive a separate card from your bank or brokerage firm with instructions about the manner in which you may vote your shares.

If you hold your shares directly, to vote by proxy you must do one of the following:

•

Vote by mail: Complete, sign, date and return the enclosed proxy card in the envelope provided (the envelope requires no postage if mailed in the U.S.) or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

•

Vote during the virtual Annual Meeting: If you are a registered shareholder and attend our virtual Annual Meeting, to be admitted to the virtual Annual Meeting at www.virtualshareholdermeeting.com/FNB2024, you must enter the 16-digit control number found next to the label “Control Number” on your notice of internet availability, proxy card, or voting instruction form, or in the email sending you the Proxy Statement. Even if you returned a proxy to us before our virtual Annual Meeting, you may revoke it and vote during the virtual Annual Meeting.

A - 2 F.N.B. Corporation

About Our Annual Meeting

•	Vote by Internet at www.proxyvote.com: Instructions are provided on your proxy card. If you vote by Internet, you should not return your proxy card.

•	Vote by QR Code by scanning the QR Code on your proxy card with your mobile device: If you vote by QR Code, you should not return your proxy card.

•	Vote by telephone at 1-800-690-6903: Instructions are provided on your proxy card. If you vote by telephone, you should not return your proxy card.

Proxies voted by mail, by Internet, by QR Code or by telephone must be received by 11:59 PM EDT, on May 7, 2024, in order to be counted in the vote.

If you hold your FNB shares in an account at a bank or brokerage firm, and you want to vote virtually at our Annual Meeting, you will need to obtain a signed proxy card from the brokerage firm or the bank that holds your FNB stock. If your FNB stock is registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically by Internet, by the QR Code on your proxy card and/or notice card, or by telephone. Many banks and brokerage firms participate in programs such as the Broadridge online program. These programs provide eligible shareholders who receive a paper copy of this Proxy Statement the opportunity to vote by the Internet, by QR Code or by telephone. If your bank or brokerage firm is participating in one of these programs, your proxy card will contain instructions for voting by Internet, by QR Code or by telephone. If your proxy card does not reference voting by Internet, QR Code or telephone information, please complete and return the proxy card in the enclosed self-addressed, postage-paid envelope.

How will my shares be voted if I do not give specific voting instructions?

If you sign, date and return your proxy card, but do not provide voting instructions, or if you do not provide voting instructions when voting over the Internet, we will vote your shares represented by that proxy as recommended by our Board of Directors, and this vote will count as a vote cast.

Can I change my vote after I voted?

You can amend your voting decisions in several ways. We refer to this as “revoking” your proxy. To revoke your current proxy and replace it with a new proxy, we must receive the newly executed proxy before the applicable deadline. If you revoke by mail, we must receive the new proxy card before the Annual Meeting begins. Please make sure you have provided enough time for the new proxy card to reach us. You may change your vote by delivering a written notice of revocation to our Corporate Secretary at F.N.B. Corporation, One North Shore Center, 12 Federal Street, Suite 503, Pittsburgh, PA 15212, by signing and returning a new proxy card with a later date. If you revoke using the phone or Internet voting options, we must receive your revocation by the deadline for voting set forth in the Notice of Internet Availability of Proxy Materials or set forth on the proxy card you received. You may change your vote by voting by the Internet, by scanning the QR Code on your proxy card with your mobile device at a later date, by telephone, or by attending the virtual Annual Meeting and voting online. Once the polls close at the Annual Meeting, the right to revoke your proxy ends. If you have not properly revoked your proxy by that time, we will vote your shares in accordance with your most recent valid proxy received by the deadline.

Only your latest instruction will be counted; however, your attendance at our virtual Annual Meeting will not automatically revoke your proxy unless you vote again at our Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to our Annual Meeting to our Corporate Secretary at F.N.B. Corporation, One North Shore Center, 12 Federal Street, Suite 503, Pittsburgh, Pennsylvania 15212.

If you hold FNB shares in street name, follow the instructions provided by your broker or bank to revoke your voting instructions or otherwise change your vote:

If my shares are held in “street name,” which proposals are considered “routine” or “non-routine” in connection with broker discretionary voting of my shares?

Please ensure that you instruct your bank or brokerage firm how to vote your shares. Under NYSE rules applicable to brokers, your broker has discretionary authority to vote your shares without receiving your instructions on “routine” matters. The only routine matter before our Annual Meeting will be the ratification of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2024. All other proposals that will be considered at our Annual Meeting are “non-routine” matters. Your bank or brokerage firm does not have discretionary authority to vote on a non-routine matter unless you provide them with your voting instructions. The inability of your bank or brokerage firm to vote on a matter absent direction from you (while using its discretionary authority to vote on routine matters) is known as a “broker non-vote” on the non-routine matter. Therefore, in order to have your vote counted,

2024 Proxy Statement A - 3

About Our Annual Meeting

please ensure that you instruct your bank or brokerage firm how to vote your shares with respect to the election of our directors, the advisory resolution to approve the 2023 compensation of our named executive officers, the approval and adoption of the Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.

If I am a participant in the 401(k) Savings Plan, how do I vote the shares held in the plan?

If you participate in the F.N.B. Corporation Progress Savings 401(k) Plan (401(k) Plan), you may vote the number of shares of common stock credited to your account as of the record date. You may vote by instructing Fidelity, the trustee of our 401(k) Plan, pursuant to the voting instruction card being mailed with this Proxy Statement to plan participants. The trustee will vote your shares in accordance with your duly executed voting instruction card, provided that the trustee receives it by 3:00 AM, Eastern Time, on May 1, 2024.

In the case of the 401(k) Plan, if you do not return your voting instruction card, the shares credited to your plan account will be voted by the trustee in the same proportion that it votes the shares for which it timely received voting instruction cards.

You may also revoke a previously given proxy card until 3:00 AM, Eastern Time, on , May 1, 2024, by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card or Internet vote, telephone vote or scanned QR code vote having a later date.

What is the quorum and voting requirement to approve each of the proposals?

In general, for a proposal to be approved, it requires a majority of the votes “cast” on the matter. Votes “cast” are votes “for” or “against” the proposal. If you abstain from voting, it will not count as a vote “cast.” Please see the summaries below for more specific information about how proposals are approved and how abstentions will be counted with respect to each proposal. With respect to Proposals 2, 3 and 4, if you desire to abstain, you must check the “Abstain” box on your proxy card or select the appropriate option when voting by the Internet, by QR Code or by telephone.

PROPOSAL 1: ELECTION OF DIRECTORS

Our bylaws provide that in the circumstance of an uncontested director election, which is the case for this year’s director election, our directors are elected by a majority of the votes cast in person or by proxy at our Annual Meeting. Our Articles of Incorporation do not authorize cumulative voting for the election of directors. To receive a majority of votes cast means that the shares voted for a director’s election exceed the number of votes withheld. This matter is considered a non-routine matter and, as a result, there may be broker non-votes (see description of broker non-votes in the next section, below). Broker non-votes and abstentions will not be included in the total votes cast and will not affect the results of the vote on this proposal. Our bylaws provide that any incumbent director who does not receive a majority of votes cast will promptly tender his or her resignation to the Board. Upon recommendation of the Nominating and Corporate Governance Committee, the Board shall determine whether to accept the resignation. If there is a contested election (which is not the case in 2024), directors are elected by a plurality of votes cast at the meeting.

PROPOSAL 2. ADOPTION OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

A majority of the votes cast will be required to approve the advisory vote on 2023 executive compensation. Because your vote is advisory, it will not be binding on the Board or the Company. This matter is considered a non-routine matter and, as a result, there may be broker non-votes (see description of broker non-votes in the next section, below). Broker non-votes and abstentions will not be included in the total votes cast and will not affect the results of the vote on this proposal.

PROPOSAL 3. APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED F.N.B. CORPORATION 2022 INCENTIVE COMPENSATION PLAN

A majority of the votes cast will be required to approve and adopt the Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan. This matter is considered a non-routine matter and, as a result, there may be broker non-votes (see description of broker non-votes in the next section, below). Broker non-votes and abstentions will not be included in the total votes cast and will not affect the results of the vote on this proposal.

PROPOSAL 4. RATIFICATION OF AUDITOR

A majority of the votes cast will be required to approve the ratification of our Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for 2024. This matter is considered a routine item, and brokers have the discretion to vote uninstructed shares on behalf of

A - 4 F.N.B. Corporation

About Our Annual Meeting

clients. Therefore, broker non-votes are not expected to exist for this proposal, although a broker may otherwise fail to submit a vote. Failures by brokers to vote and abstentions will not be included in the total votes cast and will not affect the results of the vote on this proposal.

OTHER MATTERS REGARDING THE CONDUCT OF THE ANNUAL MEETING

Impact of Broker Non-Votes or Abstentions

With respect to Proposals 1, 2, and 3, which are non-routine matters, any broker non-votes or abstentions will not be included in the total votes cast and will not affect the results of the voting on these proposals. Also see the question and answer regarding broker discretionary voting, above.

Is my vote confidential?

We process proxy instructions, ballots and voting tabulations that identify individual shareholders in a manner that protects your voting privacy. We will not disclose your vote either within the Company or to third parties, except:

•	As necessary to meet applicable legal requirements;

•	To allow for the tabulation and certification of votes; and

•	To facilitate a successful proxy solicitation.

Could other matters be decided at the 2024 Annual Meeting?

We do not know of any matters that will be considered at the Annual Meeting other than those described above. If a shareholder proposal that was properly excluded from this Proxy Statement or is otherwise not properly presented at the meeting is nevertheless brought before the meeting, the Chairman will declare such a proposal out of order, and it will be disregarded. If any other matters arise at the Annual Meeting that are properly presented at the meeting, the proxies will be voted at the discretion of the proxy holders.

What happens if the meeting is postponed or adjourned?

Your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Who counts the votes cast at our annual meeting?

Judges of Election, who will be FNB employees approved by the FNB Board of Directors, will tabulate the votes cast at our Annual Meeting, and Broadridge will act as the independent inspector of election.

Where can I find the voting results of our Annual Meeting?

We will announce the preliminary voting results at our Annual Meeting. The judges of election will tally the final voting results, and we will include the final voting results in a Form 8-K, which we will file with the SEC by May 14, 2024.

Who is paying the costs of this proxy solicitation?

The Company is paying the costs of the solicitation of proxies. The Company has retained Laurel Hill Advisory Group, LLC to assist in obtaining proxies by mail, facsimile or email from registered holders, brokerage firms, bank nominees and other institutions for the Annual Meeting. The estimated cost of such service is $8,000 including out-of-pocket expenses. Laurel Hill Advisory Group, LLC may be contacted at 888-742-1305.

The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares held in street name for their reasonable costs associated with:

•	Forwarding the Notice of our Annual Meeting to beneficial owners.

•	Forwarding printed proxy materials by mail to beneficial owners who specifically request them.

•	Obtaining beneficial owners’ voting instructions.

In addition to soliciting proxies by mail, certain of our directors, officers and regular employees, without additional compensation, may solicit proxies on our behalf personally or by telephone, facsimile or email.

INFORMATION ABOUT PAPER AND ELECTRONIC DELIVERY OF PROXY MATERIALS

How do I sign up for electronic delivery of proxy materials?

This Proxy Statement, our 2023 Annual Report and 2023 Form 10-K are available on our website (see Annex C, Proxy Materials). We encourage our shareholders to voluntarily elect to receive future proxy materials electronically. If you would like to help reduce the environmental impact of our Annual Meetings and our costs of printing and mailing future materials, you can agree to access these documents over the Internet rather than receiving printed copies in the mail. For your convenience, you may find links to sign up for electronic delivery for both shareholders of record and beneficial owners who hold in street name at www.proxyvote.com. You may also scan the QR code on your proxy card to vote using your mobile device, sign up for e-delivery and download the Annual Meeting materials.

2024 Proxy Statement A - 5

About Our Annual Meeting

How can I avoid receiving more than one set of proxy materials in future years?

If two or more registered shareholders live in your household or if a registered shareholder maintains two or more shareholder accounts, you may have received more than one set of our proxy materials. At your request, we will “household” your proxy materials (i.e., only one Annual Report and one Proxy Statement will be delivered to your address); however, a separate proxy card will be delivered for each account. On the proxy card, there will be a householding election where you will indicate if you consent to receive your proxy materials in a single package per household. Please refer to the section titled, Householding of Proxy Materials at the end of this Proxy Statement.

Who can answer my questions?

Should you have questions concerning these proxy materials or our Annual Meeting or should you wish to request additional copies of this Proxy Statement or proxy card, you may contact our Corporate Secretary at (888) 981-6000 and ask to be connected to extension 9833435.

A - 6 F.N.B. Corporation

Annex B (Non-GAAP to GAAP Reconciliations)

ANNEX B – NON-GAAP TO GAAP RECONCILIATIONS

The information below is provided to reconcile to GAAP those financial metrics included in this Proxy Statement that are non-GAAP financial metrics. The reconciliations of non-GAAP operating measures and key performance indicators discussed in this Proxy Statement to the most directly comparable GAAP financial measures are included in the following tables.

Operating Net Income Available to Common Shareholders

Year Ended December 31	2023	2022	2021	2020
(in thousands)
Net income available to common shareholders	$476,810	$431,068	$396,561	$277,965
Merger-related expense	2,215	45,259	1,764	—
Tax benefit of merger-related expense	(465)	(9,504)	(370)	—
COVID-19 expense	—	—	—	11,276
Tax benefit of COVID-19 expense	—	—	—	(2,368)
Gain on sale of Visa class B stock	—	—	—	(13,818)
Tax expense of gain on sale of Visa class B stock	—	—	—	2,902
Loss on FHLB debt extinguishment and related hedge terminations	—	—	—	25,611
Tax benefit of loss on FHLB debt extinguishment and related hedge terminations	—	—	—	(5,378)
Provision expense related to acquisitions	—	28,515	—	—
Tax benefit of provision expense related to acquisitions	—	(5,988)	—	—
Branch consolidation costs	—	7,016	2,644	18,745
Tax benefit of branch consolidation costs	—	(1,473)	(555)	(3,936)
Service charge refunds	—	—	—	3,780
Tax benefit of service charge refunds	—	—	—	(794)
FDIC special assessment	29,938	—	—	—
Tax benefit of FDIC special assessment	(6,287)	—	—	—
Loss on securities restructuring	67,354	—	—	—
Tax benefit of loss on securities restructuring	(14,144)	—	—	—
Valuation allowance on auto loans held-for-sale	16,687	—	—	—
Tax benefit of valuation allowance on auto loans held-for-sale	(3,504)	—	—	—
Operating net income available to common shareholders (non-GAAP)	568,604	494,893	400,044	313,985
Preferred stock dividends	8,041	8,041	8,041	8,041
Operating net income (non-GAAP)	$576,645	$502,934	$408,085	$322,026

2024 Proxy Statement B - 1

Annex B (Non-GAAP to GAAP Reconciliations)

Operating Earnings per Diluted Common Share

Year Ended December 31	2023	2022	2021	2020
Net income per diluted common share	$1.31	$1.22	$1.23	$0.85
Merger-related expense	0.01	0.13	0.01	—
Tax benefit of merger-related expense	—	(0.03)	—	—
COVID-19 expense	—	—	—	0.03
Tax benefit of COVID-19 expense	—	—	—	(0.01)
Gain on sale of Visa class B stock	—	—	—	(0.04)
Tax expense of gain on sale of Visa class B stock	—	—	—	0.01
Loss on FHLB debt extinguishment and related hedge terminations	—	—	—	0.08
Tax benefit of loss on FHLB debt extinguishment and related hedge terminations	—	—	—	(0.02)
Provision expense related to acquisitions	—	0.08	—	—
Tax benefit of provision expense related to acquisitions	—	(0.02)	—	—
Branch consolidation costs	—	0.02	0.01	0.06
Tax benefit of branch consolidation costs	—	—	—	(0.01)
Service charge refunds	—	—	—	0.01
Tax benefit of service charge refunds	—	—	—	—
FDIC special assessment	0.08	—	—	—
Tax benefit of FDIC special assessment	(0.02)	—	—	—
Loss on securities restructuring	0.19	—	—	—
Tax benefit of loss on securities restructuring	(0.04)	—	—	—
Valuation allowance on auto loans held-for-sale	0.05	—	—	—
Tax benefit of valuation allowance on auto loans held-for-sale	(0.01)	—	—	—
Operating earnings per diluted common share (non-GAAP)	$1.57	$1.40	$1.24	$0.96

Tangible Book Value per Common Share

December 31	2023	2022	2021	2020
(dollars in thousands, except per share data)
Total shareholders’ equity	$6,049,969	$5,653,364	$5,149,864	$4,958,903
Less: Preferred shareholders’ equity	(106,882)	(106,882)	(106,882)	(106,882)
Less: Intangible assets(1)	(2,546,353)	(2,566,029)	(2,304,410)	(2,316,527)
Tangible common equity (non-GAAP)	$3,396,734	$2,980,453	$2,738,572	$2,535,494
Ending common shares outstanding (000’s)	358,829	360,470	318,933	321,630
Tangible book value per common share (non-GAAP)	$9.47	$8.27	$8.59	$7.88

(1)	Excludes loan servicing rights.

B - 2 F.N.B. Corporation

Annex B (Non-GAAP to GAAP Reconciliations)

Operating Return on Average Tangible Common Equity

Year Ended December 31	2023	2022	2021	2020
(dollars in thousands)
Operating net income available to common shareholders	$568,604	$494,893	$400,044	$313,985
Amortization of intangibles, net of tax	15,892	10,956	9,573	10,556
Tangible operating net income available to common shareholders (non-GAAP)	$584,496	$505,849	$409,617	$324,541
Average total shareholders’ equity	$5,851,082	$5,475,843	$5,033,188	$4,904,300
Less: Average preferred shareholders’ equity	(106,882)	(106,882)	(106,882)	(106,882)
Less: Average intangible assets(1)	(2,556,119)	(2,481,533)	(2,310,419)	(2,322,981)
Average tangible common equity (non-GAAP)	$3,188,081	$2,887,428	$2,615,887	$2,474,437
Operating return on average tangible common equity (non-GAAP)	18.33%	17.52%	15.66%	13.12%

(1)	Excludes loan servicing rights.

Efficiency Ratio

Year Ended December 31	2023	2022	2021	2020
(dollars in thousands)
Non-interest expense	$915,436	$826,392	$733,168	$750,349
Less: Amortization of intangibles	(20,116)	(13,868)	(12,117)	(13,362)
Less: OREO expense	(1,515)	(1,692)	(2,598)	(4,434)
Less: Merger-related expense	(2,215)	(45,259)	(1,764)	0
Less: COVID-19 expense	0	0	0	(11,276)
Less: Branch consolidation costs	0	(7,016)	(2,644)	(18,745)
Less: Tax credit-related impairment project	0	0	0	(4,101)
Less: FDIC special assessment	(29,938)	0	0	0
Less: Valuation allowance on auto loans held-for-sale	(16,687)	0	0	0
Adjusted non-interest expense	$844,965	$758,557	$714,045	$698,431
Net interest income	$1,316,504	$1,119,780	$906,476	$922,082
Taxable equivalent adjustment	12,341	11,288	10,948	12,470
Non-interest income	254,332	323,553	330,419	294,556
Less: Net securities losses (gains)	67,432	(48)	(193)	(282)
Less: Gain on sale of Visa class B stock	0	0	0	(13,818)
Add: Loss on FHLB debt extinguishment and related hedge terminations	0	0	0	25,611
Add: Service charge refunds	0	0	0	3,780
Adjusted net interest income (FTE) + non-interest income	$1,650,609	$1,454,573	$1,247,650	$1,244,399
Efficiency ratio (FTE) (non-GAAP)	51.2%	52.1%	57.2%	56.1%

2024 Proxy Statement B - 3

Annex B (Non-GAAP to GAAP Reconciliations)

Tangible Common Equity to Tangible Assets

December 31	2023
(dollars in thousands)
Total shareholders’ equity	$6,049,969
Less: Preferred shareholders’ equity	(106,882)
Less: Intangible assets(1)	(2,546,353)
Tangible common equity (non-GAAP)	$3,396,734
Total assets	46,157,693
Less: Intangible assets(1)	(2,546,353)
Tangible assets (non-GAAP)	43,611,340
Tangible common equity to tangible assets (non-GAAP)	7.8%

(1)	Excludes loan servicing rights.

Total Operating Revenue

Year Ended December 31	2023	2022	2021	2020
(dollars in thousands)
Net interest income	$1,316,504	$1,119,780	$906,476	$922,082
Non-interest income	254,332	323,553	330,419	294,556
Less: Gain on sale of Visa class B stock	0	0	0	(13,818)
Add: Loss on FHLB debt extinguishment and related hedge terminations	0	0	0	25,611
Add: Service charge refunds	0	0	0	3,780
Add: Loss on securities restructuring	67,354	0	0	0
Total operating revenue (non-GAAP)	$1,638,190	$1,443,333	$1,236,895	$1,232,211

Total Operating Leverage

Year Ended December 31	2023	2022	$ Change	% Change
(dollars in thousands)
Net interest income	$1,316,504	$1,119,780
Non-interest income	254,332	323,553
Add: Loss on securities restructuring	67,354	0
Total operating revenue (non-GAAP)	$1,638,190	$1,443,333	$194,857	13.5%
Non-interest expense	$915,436	$826,392
Less: Merger-related expense	(2,215)	(45,259)
Less: Branch consolidation costs	0	(7,016)
Less: FDIC special assessment	(29,938)	0
Less: Valuation allowance on loan sale	(16,687)	0
Total operating non-interest expense (non-GAAP)	$866,596	$774,117	$92,479	11.9%
Total operating leverage ratio (non-GAAP)				1.6%

B - 4 F.N.B. Corporation

Annex C – Company Information

ANNEX C – COMPANY INFORMATION

Proxy Materials

Document	Website

2024 Proxy Statement	www.fnb-online.com/2024proxystatement

2023 Annual Report	www.fnb-online.com/2023annualreport

2023 Form 10-K	www.fnb-online.com/2023form10k

Company Information

Document	Website

Company Website	www.fnb-online.com

Company Profile	www.fnb-online.com/about-us/corporate-information/corporate-overview

Our Leadership	www.fnb-online.com/about-us/corporate-information/leadership-team

Press Releases	www.fnb-online.com/about-us/newsroom/press-releases

2023 F.N.B. Corporation Corporate Responsibility Report	www.fnb-online.com/corporateresponsibilityreport

SEC Filings	www.fnb-online.com/about-us/investor-information/reports-and-filings

2024 Proxy Statement C - 1

Annex D – Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan

ANNEX D – Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan

F.N.B. CORPORATION

2022 INCENTIVE COMPENSATION PLAN

amended & restated March 11, 2024

F.N.B. Corporation (the “Corporation”) has established this F.N.B. Corporation 2022 Incentive Compensation Plan, which is hereby amended and restated effective upon and subject to the approval of the Corporation’s shareholders, to encourage Eligible Individuals to increase their efforts to make the Corporation and each of its Affiliates more successful, to provide an additional inducement for such Eligible Individuals to continue to provide services to the Corporation or an Affiliate as an employee, consultant, non-employee director, or independent contractor, to reward such Eligible Individuals by providing an opportunity to acquire incentive awards and to provide a means through which the Corporation may attract able persons to enter the employment of or engagement with the Corporation or one of its Affiliates. Incentive awards may, in the discretion of the Board or Committee, and subject to such restrictions as the Board or Committee may determine or as provided herein, consist of Performance Units, Stock Appreciation Rights (“SARs”), Incentive Stock Options (“ISOs”), Non-Qualified Stock Options (“NQSOs”), Restricted Stock, Restricted Stock Units (“RSUs”), or any combination of or award similar to the foregoing.

ARTICLE 1

DEFINITIONS

Whenever used in the Plan, the following terms have the meanings set forth below, and when the meaning is intended, the initial letter of the word is capitalized:

“Affiliate” means any corporation, that is a parent or subsidiary corporation (as Code Sections 424(e) and (f) define those terms) with respect to the Corporation.

“Award” means ISOs, NQSOs, Restricted Stock Awards, SARs, Performance Units, RSUs, or other cash or equity-based Award granted hereunder.

“Award Agreement” means a written notice, term sheet and/or an agreement entered into between the Corporation and the applicable Participant (including electronic), setting forth the terms and provisions applicable to the Award then being granted under this Plan, as further described in Section 2.5 of the Plan.

“Award Date” means, with respect to any Award, the date of the grant or award specified by the Committee in a resolution or other writing, duly adopted, and as set forth in the Award Agreement; provided that such Award Date shall not be earlier than the date of the Committee action.

“Board” means the Board of Directors of the Corporation.

“Cause” shall have the meaning set forth in any employment, consulting, or other written agreement between the Participant and the Corporation or Affiliate. If there is no employment, consulting, or other written agreement between the Corporation or an Affiliate and the Participant or if such agreement does not define “Cause,” then “Cause” shall have the meaning specified in the Award Agreement and as otherwise described herein; provided, that if the Award Agreement does not so specify, “Cause” shall mean, as determined by the Committee in its sole discretion, the Participant’s (i) willful and continued failure substantially to perform his or her material duties with the Corporation or an Affiliate, or the commission or omission of any activities constituting a violation or breach under any Federal, state or local law or regulation applicable to the activities of the Corporation or an Affiliate, in each case or in the sole discretion of the Board or Committee, after notice thereof from the Board or Committee to the Participant and (where possible) a reasonable opportunity for the Participant to cease and correct (if possible) such failure, breach or violation in all respects, (ii) fraud, breach of fiduciary duty, dishonesty, misappropriation or other actions that cause damage to the property, business, or reputation of the Corporation or an Affiliate,

2024 Proxy Statement D - 1

Annex D – Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan

(iii) repeated absences from work such that the Participant is unable to perform his or her employment, Service, or other duties in all material respects, other than due to becoming a Disabled Participant, (iv) admission or conviction of, or plea of nolo contendere to, any felony, or to any other crime referenced in Section 19 of the Federal Deposit Insurance Act that, in the reasonable judgment of the Board or Committee, adversely affects the Corporation’s or an Affiliate’s reputation or the Participant’s ability to carry out the obligations of his or her employment or Service, (v) loss of any license or registration that is necessary for the Participant to perform his or her duties for the Corporation or an Affiliate, (vi) failure to cooperate with the Corporation or an Affiliate in any internal investigation or administrative, regulatory or judicial proceeding, after notice thereof from the Board or Committee to the Participant and a reasonable opportunity for the Participant to cure such non-cooperation, or (vii) act or omission in violation or disregard of the Corporation’s or an Affiliate’s material policies, including but not limited to the Corporation’s or an Affiliate’s harassment and discrimination policies and Code of Conduct and Code of Ethics then in effect. In addition, the Participant’s Service shall be deemed to have terminated for Cause if, after the Participant’s Service has terminated, facts and circumstances are discovered that would have justified a termination for Cause. For purposes of this Plan, no act or failure to act on the Participant’s part shall be considered “willful” unless it is done, or omitted to be done, by him or her in bad faith or without reasonable belief that his or her action or omission was in the best interests of the Corporation or an Affiliate. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Corporation or an Affiliate shall be presumed to be done, or omitted to be done, in good faith and in the best interests of the Corporation or an Affiliate.

“Change in Control” means the first to occur of the following:

(a)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Corporation where such acquisition causes such Person to own twenty percent (20%) or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not be deemed to result in a Change in Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Affiliate of the Corporation or (iv) any acquisition by any corporation or entity pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (c) below; and provided, further, that if any Person’s beneficial ownership of the Outstanding Voting Securities reaches or exceeds twenty percent (20%) as a result of a transaction described in clause (i) or (ii) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Corporation, such subsequent acquisition shall be treated as an acquisition that causes such Person to own twenty percent (20%) or more of the Outstanding Voting Securities; or

(b)

Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (including a settlement thereof); or

(c)

The consummation of (i) a reorganization, merger or consolidation or sale, or other disposition of all or substantially all of the assets of the Corporation or (ii) the acquisition of assets or stock of another corporation in exchange for voting securities of the Corporation (each of (i) and (ii), a “Business Combination”); excluding, however, such a Business Combination pursuant to which (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Corporation or all or

D - 2 F.N.B. Corporation

Annex D – Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan

substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Voting Securities, (B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly (except to the extent that such ownership existed prior to the Business Combination), an amount of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation representing twenty percent (20%) thereof; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)	Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

Notwithstanding the foregoing:

Unless a majority of the Incumbent Board determines otherwise, no Change in Control shall be deemed to have occurred with respect to a particular Participant if the Change in Control results from actions or events in which such Participant is a participant in a capacity other than solely as an officer, Employee or Director of the Corporation; and

With respect to an Award Agreement or any individual agreement, in either case for any Award that constitutes non-qualified deferred compensation within the meaning of Section 409A of the Code, a Change in Control shall not constitute a settlement or distribution event with respect to such Award or an event that otherwise changes the timing of settlement or distribution of such Award, unless the Change in Control also constitutes a “change in ownership” of the Company, a “change in effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case, as defined under Section 409A of the Code (a “Section 409A CIC”); provided, however, that whether or not a Change in Control is a Section 409A CIC, such Change in Control may result in the accelerated vesting of such Award as provided by the Award Agreement, this Plan, any individual agreement or otherwise by the Committee.

“Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

“Committee” means the Compensation Committee, if any, or such similar or successor committee appointed by the Board. If no Committee is appointed by the Board, the Board shall function in place of the Committee.

“Consultant” means an individual who is not an Employee or Director of the Corporation or an Affiliate, but who is providing services to the Corporation or an Affiliate as an independent contractor.

“Corporation” means F.N.B. Corporation.

“Director” means any individual who is a member of the Board.

“Directors’ Compensation Year” means the approximately one-year period beginning on each regular annual meeting of the Corporation’s shareholders and ending on the date immediately prior to the date of the next regular annual meeting of the Corporation’s shareholders.

“Disabled Participant” means a Participant who:

(a)

becomes unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months; or

(b)

by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receives income

2024 Proxy Statement D - 3

Annex D – Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan

replacement benefits for a period of not less than three months under an accident and health plan of the Corporation or an Affiliate, as applicable.

“Dividend Equivalent” means a right to receive on the payment date for any dividend on the shares of Stock underlying any Award other than Options and SARs, cash compensation from the Corporation equal to the dividend that would have been paid on such shares of Stock (or the Fair Market Value of such dividend, based on the closing sales price of the Corporation’s Stock on the New York Stock Exchange (“NYSE”) on the business day preceding the payment date, if such dividend would not have been paid in cash), if such shares had been issued and outstanding, fully vested and held by the Participant on the record date for payment of such dividend. Dividend Equivalents may be provided, in the Committee’s discretion, in connection with any Award under the Plan other than Options and SARs, subject to Sections 2.6 and 10.19. Dividend Equivalents on unvested shares of Stock underlying any Award will only be paid, if at all, when the shares of Stock underlying the Award vest. No Dividend Equivalents may be paid on Options or SARs.

“Eligible Individual” means any Employee, Consultant, or non-employee Director.

“Employee” means any common law employee of the Corporation or one of its Affiliates.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean (i) the closing sales price of the Corporation’s Stock on the NYSE on the business day preceding the Award Date, time of exercise, or other determination event; or (ii) if the Corporation’s shares of Stock are not traded on a national securities exchange or through any other nationally recognized quotation service, the fair market value of the Corporation’s Stock as determined by the Board or the Committee, acting in good faith, under any method consistent with the Code, or Treasury Regulations thereunder, as the Board or the Committee shall in its discretion select and apply at the time of the Award Date, time of exercise, or other determination event.

“Incentive Stock Option” or “ISO” means an Option that is intended to qualify as an “Incentive Stock Option” within the meaning of Code Section 422. Any Option that does not qualify under Code Section 422 shall be treated as a NQSO Non-Qualified Stock Option.

“Non-Qualified Stock Option” or “NQSO” means an Option that is not an ISO.

“Option” means an option to purchase Stock at an Option Price determined on the Award Date, subject to the applicable provisions of Article 3, awarded in accordance with the terms of the Plan, and which may be an ISO or a NQSO.

“Participant” means an Eligible Individual who the Committee has selected to participate in the Plan in accordance with Section 2.2 of the Plan.

“Performance Unit” means a performance unit subject to the requirements of Article 4 and awarded in accordance with the terms of the Plan.

“Performance Goals” shall mean performance goals established by the Committee prior to the grant of an Award based on the attainment of objectives or targets of any one or any combination of the following, in each case of the Corporation, an Affiliate, or business unit by or within which the Participant is primarily employed or a combination thereof, (a) net earnings; (b) operating earnings or income; (c) earnings growth; (d) net income; (e) net income available to common shareholders’ applicable to shares; (f) gross revenue or revenue by pre-defined business; (g) revenue backlog; (h) margins realized on delivered services; (i) cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital; (j) earnings per common share; (k) return on shareholders’ equity; (l) stock price; (m) return on common shareholders’ equity; (n) return on capital; (o) return on assets; (p) economic value added (income in excess of cost of capital); (q) customer satisfaction; (r) cost control or expense reduction; (s) dividends; (t) dividend pay-out ratio; (u) ratio of operating expenses to operating revenues, in each case, absolute or relative to peer-group comparative; (v) total shareholder return; and (w) any other metrics or factors the Committee determines. Such

D - 4 F.N.B. Corporation

Annex D – Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan

Performance Goals also may be based upon attaining specified levels of Corporation performance under one or more of the measures described above relative to the performance of other corporations or indices. The Committee will have the discretion to make equitable adjustments to targets set for pre-established performance objectives. The Committee may provide for exclusion of the impact of an event or occurrence that the Committee determines should appropriately be excluded, including but not limited to changes to U.S. general accepted accounting principles or standards, unusual and/or infrequently occurring or nonrecurring as determined under U.S. generally accepted accounting principles and as identified in the Corporation’s financial statements, notes to the financial statements or management’s discussion and analysis in the annual report, including, without limitation, the charges or costs associated with restructurings of the Corporation, discontinued operations, capital gains and losses, dividends, loan loss reserves, stock repurchases, other unusual or non-recurring items, and the effect of an accounting change or the cumulative effects of accounting changes.

“Plan” means the F.N.B. Corporation 2022 Incentive Compensation Plan, as set forth herein, as the same may be further amended, administered or interpreted from time to time.

“Restricted Stock” means an award of shares of Stock delivered under the Plan subject to the requirements of Article 5 and such other restrictions as the Committee deems appropriate or desirable, including restrictions on transferability, a risk of forfeiture, and certain other terms and conditions under the Plan or specified by the Committee. The restrictions on, and risk of forfeiture of, Restricted Stock generally will expire on a specified date and/or upon the occurrence of an event or achievement of Performance Goals, as specified in the Plan or the Award Agreement relating to the Restricted Stock.

“Restricted Stock Unit” or “RSU” means a notional account established pursuant to an Award granted to a Participant, as described in Article 5, which is (a) valued solely by reference to shares of Stock, (b) subject to restrictions specified in the Award Agreement, and (c) payable only in Stock. The RSUs awarded to the Participant will vest according to the time-based or performance-based criteria specified in the Award Agreement.

“Service” means the provision of personal services to the Corporation or its Affiliates in the capacity of (i) an Employee, (ii) a Director, or (iii) a Consultant.

“Stock” means the common stock of the Corporation.

“Stock Appreciation Right” or “SAR” means the award of the contingent right to receive Stock or cash in the future, based on the value or the appreciation in the value, of Stock, pursuant to the terms of Article 6.

“Termination” means a cessation of the employee-employer relationship between a Participant and the Corporation and its Affiliates (other than by reason of transfer of the Employee among the Corporation and its Affiliates), a cessation of an individual’s Director or Consultant relationship with the Corporation, or the consummation of a transaction whereby a Participant’s employer (other than the Corporation) ceases to be an Affiliate of the Corporation.

ARTICLE 2

PLAN ADMINISTRATION

Section 2.1 Administration. The Committee shall administer the Plan. The Committee shall interpret the Plan and any Award Agreement or other form of agreement or other document used by the Corporation in the administration of the Plan or of any Award, and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. Without limiting the foregoing, the Committee shall have the authority to:

(a)	Prescribe, amend, and rescind rules and regulations relating to the Plan;

(b)	Select Eligible Individuals to receive Awards under the Plan as provided in Section 2.2 of the Plan;

(c)	Determine the form and terms of Awards, subject to the terms of the Plan;

(d)	Determine the number of shares of Stock or other consideration subject to Awards under the Plan as provided in Articles 3 through 6 of the Plan;

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(e)

Determine whether Awards will be granted singly, in combination or in tandem with (subject to Code limitations in the case of ISOs), in replacement of, or as alternatives to, other Awards under the Plan or grants or awards under any other incentive or compensation plan of the Corporation;

(f)	Construe and interpret the Plan, any Award Agreement in connection with an Award and any other agreement or document executed pursuant to the Plan in its sole discretion;

(g)

Automatically and unilaterally correct any defect or omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement, including, but not limited to, any changes required by applicable state, local, or Federal laws and the regulations thereunder;

(h)	Determine whether a Participant is a Disabled Participant;

(i)

Authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Award and delegate to officers of the Corporation the authority to perform administrative functions under the Plan subject to any legal requirements that the Committee as a whole take action with respect to such function, other than any such delegation that would cause Awards or other transactions under the Plan to cease to (i) be exempt from Section 16(b) of the Exchange Act, or (ii) satisfy the “independent director” requirements of the NYSE;

(j)

To the extent permissible under applicable state corporation law and other applicable laws, regulations and stock exchange rules, the Board and the Committee may each, in their discretion, delegate to another committee or one or more officers of the Corporation, any or all of the authority and responsibility of the Committee with respect to awards to Employees who are not subject to Section 16 of the Exchange Act at the time any such delegated authority or responsibility is exercised. To the extent that the Board or the Committee has delegated to such other committee or to one or more officers of the Corporation, the authority and responsibility of the Committee pursuant to the foregoing, all references to the Committee in the Plan shall be deemed to refer to such other committee or to such officer or officers;

(k)

Modify the terms of any Award, and authorize the exchange or replacement of Awards; provided, however, that (i) no such modification, exchange or substitution shall be to the detriment of a Participant with respect to any Award previously granted without the affected Participant’s written consent, (ii) in no event shall the Committee be permitted to, without prior shareholder approval, cancel an Option or SAR in exchange for cash, reduce the Option Price of any outstanding Option or grant price of any SAR or exchange or replace an outstanding Option with a new Award or Option with a lower Option Price or exchange or replace an outstanding SAR with a new Award or SAR with a lower grant price, except pursuant to Section 2.6, and (iii) any such modification, exchange or substitution shall not violate Code Section 409A (it is not an extension of a stock right if the expiration of the Option or SAR is tolled while the Option or SAR is unexercisable because an exercise would violate applicable securities laws, provided that the period during which the Option or SAR may be exercised is not extended more than thirty (30) calendar days after the exercise of the Option or SAR first would no longer violate applicable securities laws);

(l)

No modification of an Award or Award Agreement language may accelerate the vesting of an Award prior to the minimum vesting provision set forth in Section 2.7 of the Plan, other than upon a Change in Control or the Participant’s death, retirement, separation from service, or becoming a Disabled Participant;

(m)

Determine when a Participant’s period of Service is deemed to be continued during an approved leave of absence, whether a Participant has engaged in the operation or management of a business that is in competition with the Corporation or any of its Affiliates, or whether a Participant has violated the restrictive covenants of Section 10.13;

(n)	Determine, upon review of relevant information, the Fair Market Value of the Stock; and

(o)	Make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

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Section 2.2 Eligibility. Those Eligible Individuals who share the responsibility for the management, growth or protection of the business of the Corporation or any Affiliate or who, in the opinion of the Committee, provide services yielding significant benefits to the Corporation or any Affiliate shall be eligible to receive Awards as described herein. Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant Awards as described herein and to determine the Eligible Individuals to whom Awards shall be granted.

Section 2.3 Shares Available Under the Plan. Subject to adjustment as set forth in Section 2.6, the maximum number of shares of Stock that may be granted pursuant to Awards under this Plan shall be equal to the sum of (i) 8,000,000 Shares and (ii) the number of Shares available under the Plan immediately prior to shareholder approval of this Plan (as of March 11, 2024, 2,138,637 shares were available), subject to the counting, adjustment and substitution provisions of the Plan. The maximum number of Shares that may be granted pursuant to Stock Options intended to be Incentive Stock Options shall be 500,000 Shares together with the number of Shares previously approved for the grant of Stock Options intended to be Incentive Stock Options under the Plan. Shares subject to an Award under this Plan may be authorized and unissued Shares or Shares held in or acquired for the treasury of the Company, or both.

A Participant who is a non-employee director of the Company shall not receive total compensation for any Directors’ Compensation Year that exceeds $500,000. For purposes hereof, total compensation is the sum of (A) the grant date fair value of any equity or equity-based Awards granted to such non-employee director of the Company during such Directors’ Compensation Year, (B) the amount of any cash-denominated Awards granted to such non-employee director during such Directors’ Compensation Year, and (C) the amount of cash fees payable to such non-employee director in respect of such service during any Directors’ Compensation Year, including any such cash fees that are voluntarily deferred by the non-employee directors. No Performance Units, Performance Shares or other performance-based Award may be granted to a Participant who is a non-employee Director. For the avoidance of doubt, compensation shall be counted towards this limit for the non-employee Director Directors’ Compensation Year in which it is earned (and not when it is paid or settled in the event is it deferred).

To the extent that any Award is forfeited, terminates, expires or lapses instead of being exercised, or any Award is settled for cash, the Shares subject to such Awards that are not delivered shall again be available for Awards under this Plan. Shares of Stock tendered by Participants as full or partial payment of the Option Price to the Corporation upon exercise of Options granted under the Plan shall not again be available for issuance under the Plan, (ii) if any Stock-settled SARs are exercised, the aggregate number of shares of Stock subject to such SARs shall be deemed issued under the Plan and shall not again be available for issuance under the Plan, (iii) if any Options are exercised through a reduction of shares of Stock subject to the Award (i.e., “net exercised”), the aggregate number of shares of Stock subject to such Option shall be deemed granted or issued under the Plan and shall not again be available for issuance under the Plan, and (iv) if any shares of Stock are withheld by, or otherwise remitted to, the Corporation to satisfy a Participant’s tax withholding obligations under any Award granted under the Plan, such shares of Stock shall be deemed issued under the Plan and shall not again be available for grant or issuance under the Plan.

If, in connection with an acquisition of another company or all or part of the assets of another company by the Corporation or an Affiliate, or in connection with a merger or other combination of another company with the Corporation or an Affiliate, the Corporation either (A) assumes stock options, restricted stock, or other stock incentive obligations of such other company, or (B) grants stock options, restricted stock, or other stock incentives in substitution for stock options, restricted stock, or other stock incentive obligations of such other company, then none of the shares of Stock that are issuable or transferable pursuant to such stock options, restricted stock, or other stock incentives that are assumed or granted in substitution by the Corporation shall be charged against the limitations set forth in this Section.

Section 2.4 Corporation’s Obligation to Deliver Stock. The obligation of the Corporation to issue or deliver shares of Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation; (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which such shares may then be listed; and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

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Section 2.5 Award Agreement. Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such Award Agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify, and shall be executed by the Chief Executive Officer, the President (if other than the Chief Executive Officer), or any person designated as an “executive officer” by the Board, within the meaning of Exchange Act Rule 16b, on behalf of the Corporation, and by the Participant to whom such Award is granted. With the consent of the Participant to whom such Award is granted, the Board may at any time and from time to time amend an outstanding Award Agreement in a manner consistent with the Plan. Without consent of the Participant, the Board may at any time and from time to time modify or amend Award Agreements with respect to Options intended as of the Award Date to be ISOs in such respects as it deems necessary in order that ISOs granted under the Plan shall comply with the appropriate provisions of the Code and regulations thereunder which are in effect from time to time with respect to ISOs.

Section 2.6 Adjustment and Substitution of Shares. If a dividend or other distribution shall be declared upon the Stock, payable in shares of Stock, the number of shares of Stock then subject to any outstanding Award or by reference to which the amount of any other Award is determined, the exercise price of any outstanding Award, and the number of shares that may be granted, issued or delivered under the Plan, including any other or individual limitations with respect thereto as well as the aggregate number of shares of Stock that may be made subject to any type of Award, shall be adjusted by adding thereto the number of shares that would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution. An increase in the number of shares subject to an Award will not occur when the Committee has awarded Dividend Equivalent with respect to such Award.

In the event of any consolidation, equity or other non-cash dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares of Stock or equity, reorganization or recapitalization or change in capitalization, or any other similar corporate event, the Board shall adjust the aggregate number of shares of Stock subject to the Plan and any other or individual limitations with respect thereto, as well as the aggregate number of shares of Stock that may be made subject to any type of Award, the number of shares of Stock then subject to any outstanding Award or by reference to which the amount of any other Award is determined and the exercise price of any outstanding Award.

(a)

Equity Restructurings. If the outstanding shares of Stock are increased, decreased, changed into or exchanged for a different number or kind of securities of the Corporation through a non-reciprocal transaction between the Corporation and its owners that causes the per Share fair value underlying an Award to change, such as dividend, split, spin-off, rights offering, recapitalization through a large, non-recurring cash dividend, or other similar transaction, a proportionate adjustment shall be made to the number or kind of shares of Stock or securities allocated to Awards that have been granted prior to any such change to equalize the fair value of the Awards before and after the equity restructuring. Any such adjustment in an outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of such Option but with a corresponding adjustment in the Option Price.

(b)

Reciprocal Transactions. The Board may, but shall not be obligated to, make an appropriate and proportionate adjustment to an Award or to the Option Price of any outstanding Award, and/or grant an additional Award to the holder of any outstanding Award, to compensate for the diminution in the intrinsic value of the shares of Stock resulting from any reciprocal transaction such as a business combination, merger or acquisition. The determination by the Board as to the terms of any of the foregoing adjustments shall be conclusive and binding.

(c)

Certain Unusual or Nonrecurring Events. In recognition of unusual or nonrecurring events affecting the Corporation or its financial statements, or in recognition of changes in applicable laws, regulations, or accounting principles, and, whenever the Board determines that adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Board, using reasonable care, may make equitable adjustments in the terms and conditions of, and the criteria included in, Awards.

(d)

In the case of any adjustment or substitution as provided for in this Section 2.6, the aggregate Option Price for all shares of Stock subject to each then-outstanding Option prior to such adjustment or substitution shall be the aggregate Option Price for all shares of Stock or other securities (including any fraction) to which such shares of Stock shall have been adjusted or which shall have been substituted for such shares of Stock. Any new Option Price per share of Stock shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

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(e)

No adjustment or substitution provided for in this Section 2.6 shall require the Corporation to issue or sell a fraction of a share of Stock or other security. Accordingly, all fractional shares of Stock or other securities that result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

(f)

If any such adjustment or substitution provided for in this Section 2.6 requires the approval of shareholders in order to enable the Corporation to grant ISOs, then no such adjustment or substitution of ISOs shall be made without prior shareholder approval. If the effect of any adjustment or substitution would be to cause an Option to fail to continue to qualify as an ISO or to cause a modification, extension or renewal of such Option within the meaning of Code Sections 409A or 424, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding Option as the Committee in its sole discretion shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Code Sections 409A or 424) of such ISO.

Section 2.7 Vesting of Awards. Stock-based Awards granted under the Plan shall vest no earlier than the first anniversary of the Award Date and no Award may provide for partial or graduated vesting beginning before the first anniversary of the Award Date; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting; and provided further that, notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to five percent (5%) of the shares of Stock available pursuant to Section 2.3 may be granted to any one or more Participants without respect to the minimum vesting period requirements of this Section and the minimum vesting period requirement shall not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, separation from service, death, Disability or a Change in Control.

ARTICLE 3

STOCK OPTIONS

Section 3.1 Grant of Stock Options. The Committee shall have authority, in its discretion, to grant ISOs, NQSOs or both types of Options, but not in tandem. Notwithstanding the above, the Committee may grant ISOs to Employees only. No Options granted under the Plan shall include a reload feature.

Section 3.2 Terms and Conditions of Options. Options granted under the Plan shall be subject to the following terms and conditions:

(a)

The purchase price at which each Option may be exercised (the “Option Price”) shall be such price as the Committee, in its discretion, shall determine, except that, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Stock covered by the Option as determined on the Award Date.

(b)	The Option Price shall be payable in full in any one or more of the following ways, as shall be determined by the Committee to be applicable to any such Award:

(i)	in cash, check, bank draft, money order, or wire transfer payable to the Corporation; or

(ii)

by delivery to the Corporation (either by actual delivery or by attestation) of shares of Stock (which are owned by the Participant free and clear of all liens and other encumbrances and which are not subject to the restrictions set forth in Article 5) having an aggregate Fair Market Value on the date of exercise of the Option equal to the Option Price for the shares being purchased (and any applicable withholding taxes); or

(iii)

by requesting that the Corporation withhold such number of shares of Stock then issuable upon exercise of the Option as shall have an aggregate Fair Market Value equal to the Option Price for the shares being acquired upon exercise of the Option (and any applicable withholding taxes) including by a “net exercise” arrangement under which the Corporation will reduce the number of

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shares of Stock issued upon exercise by the largest whole number of shares of Stock with a Fair Market Value that does not exceed the aggregate Option Price; provided, however, that the Corporation shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate Option Price not satisfied by such reduction in the number of whole shares to be issued; and provided, further, that shares of Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the Option Price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(iv)	by waiver of compensation due or accrued to the Participant for services rendered; or

(v)	provided that a public market for the Corporation’s stock exists, and to the extent permitted by the Sarbanes-Oxley Act of 2002:

(A)

through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay the purchase price, and any applicable withholding taxes (or a larger number of the shares so purchased), and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the purchase price, and any applicable withholding taxes, directly to the Corporation (and any excess to the Participant); or

(B)

through a “margin” commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the purchase price, and any applicable withholding taxes, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the purchase price, and any applicable withholding taxes, directly to the Corporation; or

(vi)	by any combination of the foregoing.

If the Option Price is paid in whole or in part in shares of Stock, any portion of the Option Price representing a fraction of a share shall be paid in cash. The date of exercise of an Option shall be determined under procedures established by the Committee, and the Option Price shall be payable at such time or times as the Committee, in its discretion, shall determine. No shares shall be issued or delivered upon exercise of an Option until full payment of the Option Price has been made. When full payment of the Option Price has been made, the Participant shall be considered for all purposes to be the owner of the shares of Stock with respect to which payment has been made, subject to the restrictions set forth in Article 7.

(c)

An Option may be exercised (i) at such time as the Option vests; or (ii) if and to the extent set forth in the applicable Award Agreement, prior to the date on which the Option vests provided that such Stock obtained shall be subject to the same requirements that are applicable to grants of Restricted Stock set forth in Article 5. No NQSO shall be exercisable after the expiration of ten years and six months from the Award Date, provided that if an exercise would violate applicable securities laws, the NQSO shall be exercisable no more than thirty (30) calendar days after the exercise of the Option first would no longer violate applicable securities laws. Subject to this Section 3.2(c), 3.3(e), and 2.5, Options may be exercised at such times, in such amounts and subject to such restrictions as shall be determined by the Committee, in its discretion.

(d)

Unless otherwise determined by the Committee and set forth in the Award Agreement referred to in Section 2.5 or an amendment thereto, following a Participant’s Termination for any reason, such Participant must exercise any outstanding vested Options, if at all, on or before the earlier of (i) the date of the expiration of the Option’s term or (ii) the date that is one year after the date of Termination.

(e)	Subject to Section 2.7, the Committee shall determine and set forth in the Award Agreement the vesting schedule applicable to any Option.

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Section 3.3 Special Provisions Applicable to ISOs. Notwithstanding any other provision of this Article 3, the following special provisions shall apply to any award of ISOs:

(a)

The Committee will not award an ISO under this Plan if it would cause the aggregate Fair Market Value of Stock with respect to which ISOs are exercisable by the Participant for the first time during a calendar year (under all plans of the Corporation and its Affiliates) to exceed $100,000.

(b)

If the Employee to whom the ISO is granted is a Ten Percent Owner of the Corporation, then: (A) the Option Price for each share subject to an Option will be at least one hundred ten percent (110%) of the Fair Market Value of the Stock on the Award Date; and (B) the Option will expire upon the earlier of (i) the time specified by the Committee in the Award Agreement, or (ii) the fifth anniversary of the Award Date.

(c)

No Option that is intended to be an ISO may be granted under the Plan until the Corporation’s shareholders approve the Plan. If such shareholder approval is not obtained within 12 months after the Board’s adoption of the Plan, then no Options may be granted under the Plan that are intended to be ISOs. No ISO may be granted after ten (10) years from the earlier of the date the Board approves the Plan or the date the shareholders approve the Plan.

(d)

An ISO must be exercised, if at all, within three months after the Participant’s Termination for a reason other than death or becoming a Disabled Participant, and within twelve months after the Participant’s Termination for death or becoming a Disabled Participant; provided that, an Option that is intended to be an ISO may be exercised more than three months, but not more than twelve months, after the Participant’s Termination for a reason other than death or becoming a Disabled Participant, in which case the Option shall be a NQSO.

(e)

For purposes of this Section, “Ten Percent Owner” means an individual who, at the time an Option is granted under this Plan, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Affiliate. For purposes of this Section 3.3(e), a Participant shall be considered as owning (i) not only shares of the Stock owned individually, but also all shares that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half -blood) of such individual and (ii) proportionately any shares of Stock owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual shall be a shareholder, partner or beneficiary.

ARTICLE 4

PERFORMANCE UNITS

Section 4.1 Performance Period and Performance Goals. The Committee shall determine a performance period (the “Performance Period”) of one or more years and shall determine the Performance Goals for grants of Performance Units. Performance Goals may vary from Participant to Participant. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Units for which different Performance Periods are prescribed.

Section 4.2 Eligibility. At the beginning of a Performance Period, the Committee shall determine for each Participant or group of Participants eligible for Performance Units with respect to that Performance Period the range of dollar values, if any, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to a Participant as an Award if, and to the extent, the relevant Performance Goals for the Performance Period are met.

Section 4.3 Termination. If a Participant terminates Service with the Corporation or any of its Affiliates during a Performance Period because of death or becoming a Disabled Participant, the Participant’s Performance Units shall vest at the target level of performance applicable to the Award. If a Participant terminates Service with the Corporation or any of its Affiliates during a Performance Period for any other reason, such Participant shall not be entitled to any payment with respect to that Performance Period.

Section 4.4 Award. Each Performance Unit shall be paid in cash either as a lump sum payment or in annual installments, as the Committee shall determine at the time of grant of the Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. Subject to Section 2.7, the Committee shall determine and set forth in the Award Agreement the vesting schedule applicable to any Performance Units.

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ARTICLE 5

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

Section 5.1 Award. Subject to the terms and provisions of the Plan, the Committee may grant, at any time and from time to time, Restricted Stock or RSUs to any Participant in the number and form, and subject to such restrictions on transferability and such other restrictions as the Committee may determine in its discretion, including without limitation the achievement of Performance Goals. Restricted Stock also may be received by a Participant as the result of an exercise of an Option or SAR, when such award has not vested. Restricted Stock and RSUs shall be subject to a restriction period (after which restrictions shall lapse) which shall mean a period commencing on the Award Date and ending on such date or upon the achievement of such Performance Goals or other criteria as the Committee shall determine (the “Restriction Period”). The Committee may provide for the lapse of restrictions in installments where it deems appropriate.

Section 5.2 Restriction Period. Except as otherwise provided in this Article 5, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period. Except as otherwise provided in the Award Agreement, the Restriction Period for any recipient of Restricted Stock or RSUs shall expire and all restrictions on shares of Restricted Stock shall lapse upon a Participant’s death or becoming a Disabled Participant, or the vesting of the Restricted Stock under the terms of the Award Agreement, Subject to Section 2.7, the Committee shall determine and set forth in the Award Agreement the Restricted Period.

Section 5.3 Termination. Except as otherwise provided in Section 5.2 above, if a Participant’s Termination occurs before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the recipient and shall be reacquired by the Corporation. Such forfeited shares of Restricted Stock shall again become available for Awards under the Plan.

Section 5.4 Restricted Stock Certificates. Restricted Stock granted under the Plan may be evidenced by one or more certificates registered in the name of the Participant and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan be held in custody by a bank or other institution, or that the Corporation may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any receipt of Restricted Stock, that the recipient shall have delivered a stock power endorsed in blank relating to the Restricted Stock. Certificates for shares of unrestricted Stock may be delivered to the Participant after, and only after, the Restricted Period shall have expired without forfeiture in respect of such shares of Restricted Stock. To the extent the Plan or any Award Agreement provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

Section 5.5 Exchange of Shares. Nothing in this Article 5 shall preclude a recipient of Restricted Stock from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

Section 5.6 Dividend Equivalents. Any Award of Restricted Stock or RSUs under the Plan may, if the shares are unissued, earn Dividend Equivalents in the discretion of the Committee and as set forth in the Award Agreement. In respect of any such Award that is outstanding on a dividend record date for Stock the Participant may be credited with an amount equal to the cash or stock dividends or other distributions that would have been paid on the shares of Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of Dividend Equivalents, including the timing, form of payment and payment contingencies of such Dividend Equivalents, as it deems are appropriate or necessary; provided that Dividend Equivalents on unvested shares of Stock underlying any Award will only be paid, if at all, when the shares of Stock underlying the Award vest.

Section 5.7 Deferral of Restricted Stock and RSUs. If the applicable Award Agreement so provides, a Participant may elect, in accordance with such procedures as the Committee may from time to time specify, to defer the delivery of such Restricted Stock or vested RSUs and any Dividend Equivalents with respect thereto, until the date, dates or events specified in such election. Any deferral under this Section must comply with the

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provisions of Code Section 409A. Deferred Stock shall not be issued until the date, dates or events that it is to be delivered to the Participant in accordance with his or her deferral election, at which time shares of Stock shall be delivered to the Participant (unless such Deferred Stock has previously been forfeited pursuant to Section 5.3). From the Award Date of Deferred Stock through the earlier of (i) the date such Deferred Stock is forfeited, and (ii) the date shares of Stock evidencing such Deferred Stock are delivered to the Participant, the Participant shall be entitled to receive Dividend Equivalents with respect thereto, but shall have none of the rights of a shareholder with respect to such shares.

ARTICLE 6

STOCK APPRECIATION RIGHTS

Section 6.1 Grant of Stock Appreciation Rights. The Committee shall have the authority, in its discretion, to grant SARs to Participants at any time and from time to time. Within the limits of Article 2 and this Article 6, the Committee will have sole discretion to determine the number of SARs granted to each Participant and, consistent with the provisions of the Plan, to determine the terms and conditions pertaining to SARs. Subject to Section 2.7, the Committee shall determine and set forth in the Award Agreement the vesting schedule applicable to any SARs. The grant price of an SAR will equal the Fair Market Value of a share of Stock on the Award Date of the SAR. SARs may be subject to Code Section 409A.

Section 6.2 Exercise of SARs. Tandem SARs may be exercised for all or part of the shares subject to the related Option, upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes, and sets forth in the Award Agreement.

Section 6.3 Term of SARs. The term of an SAR will be determined by the Committee, in its sole discretion, but may not exceed ten years, provided that if an exercise would violate applicable securities laws, the SAR shall be exercisable no more than thirty (30) calendar days after the exercise of the SAR first would no longer violate applicable securities laws. Unless otherwise determined by the Committee and set forth in the Award Agreement referred to in Section 2.5 or an amendment thereto, following a Participant’s Termination for any reason, such Participant must exercise any outstanding vested SARs, if at all, on or before the earlier of (i) the date of the expiration of the SAR’s term or (ii) the date that is one year after the date of Termination.

Section 6.4 Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Corporation in an amount determined by multiplying:

(a)

the excess (or some portion of the excess as determined at the time of the grant by the Committee) if any, of the Fair Market Value of a share on the date of exercise of the SAR over the grant price specified in the Award Agreement; by

(b)	the number of shares of Stock as to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise, if any, may be made in cash, in shares of Stock of equivalent Fair Market Value, or in some combination of the two.

ARTICLE 7

CERTIFICATES FOR AWARDS OF STOCK

Section 7.1 Stock Certificates. Subject to Section 5.4 and except as otherwise provided in this Section 7.1, each Participant entitled to receive shares of Stock under the Plan may be issued a certificate for such shares. Such certificate shall be registered in the name of the Participant and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange. If the issuance of shares under the Plan is effected on a non-certificated basis, the issuance of shares to a Participant shall be reflected by crediting (by means of a book entry) the applicable number of shares of Stock to an account maintained by the Corporation in the name of such Participant, which account may be an account maintained by the Corporation for such Participant under any dividend reinvestment program offered by the Corporation.

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Section 7.2 Compliance With Laws and Regulations. The Corporation shall not be required to issue or deliver any certificates for shares of Stock, or to effect the issuance of any non-certificated shares as provided in Section 7.1, prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed; and (ii) the completion of any registration or qualification of such shares under any Federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

Section 7.3 Restrictions. All certificates for shares of Stock delivered under the Plan (and all non-certificated shares credited to a Participant’s account as provided in Section 7.1) shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Stock is then listed and any applicable Federal or state securities laws; and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 7.3 shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if and so long as the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Corporation.

Section 7.4 Rights of Shareholders. Except for the restrictions on Restricted Stock under Article 5, each Participant who receives an award of Stock shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. Dividends on unvested shares of Stock underlying any Award will only be paid, if at all, when the shares of Stock underlying the Award vest. No dividends may be paid on Options or SARs.

ARTICLE 8

NORMAL OR EARLY RETIREMENT

At the time of any Awards, the Committee, in its sole discretion, may set forth in the Award Agreement such provisions, including, but not limited to, for full or partial vesting and lapse of restrictions, to a Participant’s Awards relating to an Employee’s Normal or Early Retirement. For purposes of this Plan: (a) “Early Retirement” means the Employee’s Termination, other than for Cause, with the written approval of the Committee, and subject to the restrictions of the Award Agreement, and any additional restrictive covenants imposed by the Committee, after attaining age 55 years and completing at least five years of continuous employment with the Corporation and its Affiliates; and (b) “Normal Retirement” means the Employee’s Termination, other than for Cause, after attaining age 65 years and completing at least five years of continuous employment with the Corporation and its Affiliates.

ARTICLE 9

CHANGE IN CONTROL

The provisions of this Article 9 shall, subject to Section 2.6, apply notwithstanding any other provision of this Plan to the contrary, except to the extent the Committee specifically provides otherwise in an Award Agreement.

Upon the occurrence of a Change in Control, unless otherwise provided in the applicable Award Agreement: (i) all then-outstanding Stock Options and SARs shall become fully vested and exercisable, and all Restricted Stock and RSUs (other than performance-based Awards) shall vest in full, be free of restrictions, and be deemed to be earned and payable in an amount equal to the full value of such Award, unless the Corporation is the surviving entity and any adjustments necessary to preserve the value of the Participant’s outstanding Awards have been made, or in each case to the extent that another Award meeting the requirements of the following paragraph (any award meeting the requirements of the following paragraph, a “Replacement Award”) is provided to the Participant to replace such Award (any award intended to be replaced by a Replacement Award, a “Replaced Award”), and (ii) any performance-based Award that is not replaced by a Replacement Award shall be deemed to be earned and payable in an amount equal to the full value of such performance-based Award (with all applicable Performance Goals deemed achieved at the greater of (x) the applicable target level and (y) the level of achievement of the Performance Goals for the Award as determined by the Committee not later than the date of the Change in Control, taking into account performance through the latest date preceding the Change in Control as to which performance can, as a practical matter, be determined (but not later than the end of the applicable Performance Period)).

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An Award shall meet the conditions and qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award; (ii) it has a value equal to the value of the Replaced Award as of the date of the Change in Control, as determined by the Committee in its sole discretion; (iii) if the underlying Replaced Award was an equity-based award, it relates to publicly traded equity securities of the Company or the entity surviving the Company following the Change in Control; (iv) it contains terms relating to vesting (including with respect to a termination of Service) that are substantially identical to those of the Replaced Award; and (v) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control) as of the date of the Change in Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied, and a Replacement Award for any performance-based Award may provide that the payout opportunities attainable under all outstanding performance-based Awards will be deemed to have been earned based on the greater of targeted performance and actual performance being attained as of the effective date of the Change in Control and such performance-based Awards will remain subject to time-based vesting for the remainder of the applicable Performance Period, subject to accelerated vesting if the Grantee has a termination of Service due to termination by the Company other than for Cause or by the Participant for “Good Reason”, as defined in the Replacement Award, within the twenty-four (24) month period following such Change in Control or, if longer, the duration of any remaining Performance Period, in which case any outstanding performance-based Award units will become both vested and immediately transferrable or payable as of the date of such termination of employment. If a Replacement Award is granted, the Replaced Award shall not vest upon the Change in Control, except to the extent of performance based vesting as provided in the preceding sentence. The determination whether the conditions of this paragraph are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

Notwithstanding any other provision of this Plan to the contrary and unless otherwise determined by the Committee and set forth in the applicable Award Agreement, upon a termination of Service of a Participant by the Company other than for Cause or by the Participant for “Good Reason”, as defined in the Replacement Award, within the twenty-four (24) month period following a Change in Control or, if longer, the duration of any remaining Performance Period with respect to a performance-based Award, (i) all Replacement Awards held by such Participant shall vest in full, be free of restrictions, and be deemed to be earned in full (with respect to Performance Goals, unless otherwise agreed in connection with the Change in Control or provided in the Replacement Award, at the greater of (x) the applicable target level and (y) the level of achievement of the Performance Goals for the Award as determined by the Committee taking into account performance through the latest date preceding the termination of Service as to which performance can, as a practical matter, be determined (but not later than the end of the applicable Performance Period)), and (ii) unless otherwise provided in the applicable Award Agreement, notwithstanding any other provision of this Plan to the contrary, any Stock Option or Stock Appreciation Right held by the Participant as of the date of the Change in Control that remains outstanding as of the date of such termination of Service may thereafter be exercised until the expiration of the stated full term of such Stock Option or Stock Appreciation Right

In the event of a Change in Control that is a merger or consolidation in which the Corporation is not the surviving corporation or which results in the acquisition of substantially all the Corporation’s outstanding Stock by a single person or entity or by a group of persons or entities acting in concert, or in the event of a sale or transfer of all or substantially all of the Corporation’s assets (a “Covered Transaction”), the Committee shall have the discretion to provide for the termination of all outstanding Options and SARs as of the effective date of the Covered Transaction, with or without a cash payment to the Participant holding the Option or SAR; provided, that, no Option or SAR will be so terminated (without the consent of the Participant) prior to the expiration of twenty (20) calendar days following the later of (i) the date on which the Award became fully exercisable and (ii) the date on which the Participant received written notice of the Covered Transaction.

The Committee shall have the discretion to provide in the applicable Award Agreements that, in the event of a Change in Control, any or all of the following provisions will apply:

(a)	Each outstanding Option will immediately become vested and exercisable in full;

(b)	The restrictions on each share of Restricted Stock, each RSU, or each Performance Unit shall lapse; and

(c)	Each outstanding SAR will immediately become vested and exercisable in full.

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Annex D – Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan

ARTICLE 10

MISCELLANEOUS

Section 10.1 Effect of the Plan on the Rights of Employees and Employer. Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any Participant any right to be granted an Award under the Plan and nothing in the Plan, in any Award granted under the Plan or in any Award Agreement shall confer any right to any Participant to continue in the employment of the Corporation or any Affiliate or to continue to be retained to provide Services to the Corporation or any Affiliate as a Director, or Consultant or interfere in any way with the rights of the Corporation or any Affiliate to terminate a Participant’s Service at any time.

Section 10.2 Amendment. The Board specifically reserves the right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan or to suspend the granting of Awards pursuant to the Plan; provided always that no such revocation, termination, alteration or suspension of any Award shall terminate any outstanding Award theretofore granted under the Plan, unless there is a liquidation or a dissolution of the Corporation; and provided further that no such alteration or amendment of the Plan shall, without prior shareholder approval (i) increase the total number of shares which may be granted, issued or delivered under the Plan; (ii) make any changes in the class of Eligible Individuals; (iii) extend the period set forth in the Plan during which Awards may be granted; (iv) increase or remove any individual limits in Section 2.3 of the Plan; (v) accelerate the vesting of the Award, or (vi) make any changes that require shareholder approval under the rules and regulations of any securities exchange or market on which the Stock is traded. No alteration, amendment, revocation or termination of the Plan or an Award Agreement, or suspension of any Award shall materially adversely affect, without the written consent of the holder of an Award theretofore granted under the Plan, the rights of such holder with respect to such Award under the Award Agreement; provided, however, that the Committee may (i) amend the Plan or an Award Agreement to comply with applicable law, including Section 409A, stock exchange listing standards, or accounting rules, or (ii) provide in an Award Agreement that, as consideration for and by accepting the Award under such Award Agreement, the Participant agrees that certain changes specifically set forth in the Award Agreement, which shall supersede the similar or corresponding provisions contained or referenced in any prior equity award made by the Corporation to the Participant.

Section 10.3 Effective Date and Duration of Plan. The Plan is effective March 11, 2024 (the “Effective Date”), provided that the Plan is approved by the Corporation’s shareholders within one year of that date. No Award may be granted under the Plan subsequent to March 11, 2034.

Section 10.4 Unfunded Status Of Plan. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund nor to make any other segregation of assets to assume the payment of any benefits under the Plan. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation’s obligations under the Plan to deliver cash, shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

Section 10.5 Employee Status. For purposes of determining questions of termination and exercise of an Option or SAR after a Participant’s Termination, a leave of absence for military service, illness, short-term disability or other reasons approved by a duly authorized officer of the Corporation shall not be treated as Termination or interruption of employment or engagement; provided, however, that, with respect to an ISO, if such leave of absence exceeds ninety (90) calendar days, such Option shall be deemed a NQSO unless the Participant’s right to reemployment with the Corporation or an Affiliate following such leave of absence is guaranteed by statute or by contract; provided, however, that no Award may be granted to an employee while he or she is absent on leave.

Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, reserves the right to designate a Participant’s leave of absence longer than ninety (90) consecutive calendar days, other than for illness or short-term disability, as “Personal Leave,” provided that military leaves and approved family or medical leaves shall not be considered Personal Leave. A Participant’s unvested Awards shall remain unvested during a

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Personal Leave and the time spent on a Personal Leave shall not count towards the vesting of such Awards. A Participant’s vested Options and SARs that may be exercised shall remain exercisable upon commencement of Personal Leave until the earlier of (i) a period of one year from the date of commencement of such Personal Leave; or (ii) the remaining exercise period of such Options or SARs. Notwithstanding the foregoing, if a Participant returns to the Corporation from a Personal Leave of less than one year and the Participant’s Options or SARs have not lapsed, the Options and SARs shall remain exercisable for the remaining exercise period as provided at the Award Date and subject to the conditions contained herein.

Section 10.6 Tax Withholding. Whenever the Corporation proposes or is required to distribute Stock under the Plan, the Corporation may require the recipient to remit to the Corporation an amount sufficient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any such shares of Stock or, in the discretion of the Committee, the Corporation may withhold from the shares of Stock to be delivered the number of shares of Stock having a Fair Market Value, determined as of the date of withholding, not exceeding the maximum individual statutory tax rate in a given jurisdiction (or such lower amount as may be necessary to avoid liability award accounting, or any other accounting consequence or cost, as determined by the Corporation, and in any event in accordance with Corporation policies). Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

Any Award may provide that the Participant may elect, in accordance with any conditions set forth in such Award, to pay any withholding taxes in shares of Stock; provided that, the Participant, by accepting any non-cash Award, will be deemed to instruct and authorize the Corporation or its delegatee for such purpose to sell on his or her behalf a whole number of shares of Stock having a Fair Market Value, determined as of the date of withholding, not exceeding the maximum individual statutory tax rate in a given jurisdiction (or such lower amount as may be necessary to avoid liability award accounting, or any other accounting consequence or cost, as determined by the Corporation, and in any event in accordance with Corporation policies) from those shares of Stock issuable to the Participant in payment of the Award. This direction and authorization is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act, and to be interpreted to comply with the requirements of Rule 10b5-1(c).

Section 10.7 Benefits. Amounts received under the Plan are not to be taken into account for purposes of computing benefits under other plans, unless the Corporation determines to do so.

Section 10.8 Successors and Assigns. The terms of the Plan shall be binding upon the Corporation and its successors and assigns.

Section 10.9 Headings. Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

Section 10.10 Federal and State Laws, Rules and Regulations. The Plan and the grant of Awards shall be subject to all applicable Federal and state laws, rules and regulations and to such approval by any government or regulatory agency as may be required.

Section 10.11 Governing Law; Choice of Forum. To the extent not preempted by Federal law, this Plan, any Award Agreement, and documents evidencing Awards or rights relating to Awards shall be construed, administered and governed in all respects under and by the laws of the Commonwealth of Pennsylvania, without giving effect to its conflict of laws principles. If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective. The jurisdiction and venue for any disputes arising under, or any action brought to enforce (or otherwise relating to), the Plan will be exclusively in the courts in the Commonwealth of Pennsylvania, County of Allegheny, including the Federal Courts located therein (should Federal jurisdiction exist).

Section 10.12 Beneficiary. In the event of a Participant’s death, benefits remaining unpaid under the Plan will be paid to the Participant’s designated beneficiary. If the Participant has not designated a beneficiary, then benefits remaining unpaid under the Plan will be paid to the Participant’s surviving spouse or, if none, to the Participant’s estate (such spouse or estate shall be deemed to be the beneficiary for purposes of the Plan). A copy of the death notice or other sufficient documentation must be filed with and approved by the Committee.

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Section 10.13 Restrictive Covenants. An Award Agreement may provide that, notwithstanding any other provision of this Plan to the contrary, if the Participant breaches, threatens to breach, or will inevitably breach, any of the non-compete, non-solicitation, non-disclosure or other restrictive covenants of the Award Agreement, whether during or after Termination, in addition to any other penalties or restrictions that may apply under any employment agreement, state law, or otherwise, the Participant will forfeit:

(a)

any and all Awards granted to him or her under the Plan, including Awards that have become vested and exercisable and any amounts paid to the Participant on the vesting of any Award within the six (6) month period immediately preceding the Participant’s Termination (the Participant may be required to repay such amounts to the Corporation); and/or

(b)

forfeit the profit the Participant has realized on the exercise of any Options and SARs, which is the difference between the Options’ Option Price or the SARs’ grant price, as applicable, and the Fair Market Value of any Option or SAR the Participant exercised after terminating Service and within the six month period immediately preceding the Participant’s termination of Service (the Participant may be required to repay such difference to the Corporation).

Section 10.14 Compensation Recoupment Policy. Notwithstanding any provision in the Plan or in any Award Agreement to the contrary, Awards granted or paid under the Plan will be subject to recoupment by the Corporation pursuant to the F.N.B. Corporation Compensation Recoupment Policy, as may be amended from time to time.

Section 10.15 Indemnification. No member of the Board of the Committee shall have any liability to any person (including any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each person who is or has been a member of the Committee or the Board, and any individual or individuals to whom the Committee has delegated authority under Article 2 of the Plan, will be indemnified and held harmless by the Corporation and its Affiliates from and against any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or as a result of any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken, or failure to act, under the Plan. Each such person will also be indemnified and held harmless by the Corporation and its Affiliates from and against any and all amounts paid by him or her in a settlement approved by the Corporation, or paid by him or her in satisfaction of any judgment, of or in a claim, action, suit or proceeding against him or her and described in the previous sentence, so long as he or she gives the Corporation an opportunity, at its own expense, to handle and defend the claim, action, suit or proceeding before he or she undertakes to handle and defend it. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which a person who is or has been a member of the Committee or the Board may be entitled under the Corporation’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify him or her or hold him or her harmless.

Section 10.16 Notice. Any notice or other communication required or permitted under the Plan must be in writing (including electronic) and must be delivered personally, sent by certified, registered or express mail, or sent by overnight courier, at the sender’s expense. Notice will be deemed given (i) when delivered personally, (ii) if mailed, three business days after the date of deposit in the United States mail, (iii) if sent by overnight courier, on the regular business day following the date sent, or (iv) if sent electronically, on the date of the sender’s message delivery receipt. Notice to the Corporation should be sent to F.N.B. Corporation’s corporate headquarters in the Pittsburgh metropolitan area, Attention: Chief Legal Officer. Notice to the Participant should be sent to the address set forth on the Corporation’s records. Either party may change the address to which the other party must give notice under this Section by giving the other party written notice of such change, in accordance with the procedures described above. To the extent permitted by applicable law, the Corporation may deliver by email or other electronic means (including posting on a web site maintained by the Corporation or by a third party under contract with the Corporation) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by applicable securities law) and all other documents that the Corporation is required to deliver to its security holders (including without limitation, annual reports and proxy statements). To the extent permitted by applicable law, the Participant’s execution of an Award Agreement may be made by electronic facsimile or other method of recording of the Participant’s signature in a manner that is acceptable to the Committee.

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Section 10.17 Awards Not Transferable. Except as otherwise provided by the Committee, Awards under the Plan are not transferable other than to the Participant beneficiary in the event of a Participant’s death, or by will or the laws of descent and distribution. An Award Agreement for a grant of NQSOs may permit or may be amended to permit the Participant who received the Option, at any time prior to the Participant’s death, to assign all or any portion of the Option granted to him or her to (a) the Participant’s spouse or lineal descendants; (b) the trustee of a trust for the primary benefit of the Participant, the Participant’s spouse or lineal descendants, or any combination thereof; (c) a partnership of which the Participant, the Participant’s spouse and/or lineal descendants are the only partners; (d) custodianships for lineal descendants under the Uniform Transfers to Minors Act or any other similar statute; or (e) upon the termination of a trust by the custodian or trustee thereof, or the dissolution or other termination of the family partnership or the termination of a custodianship under the Uniform Transfers to Minors Act or other similar statute, to the person or persons who, in accordance with the terms of such trust, partnership or custodianship are entitled to receive Options held in trust, partnership or custody. In such event, the spouse, lineal descendant, trustee, partnership or custodianship will be entitled to all of the Participant’s rights with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related option agreement. Any such assignment will be permitted only if: (x) the Participant does not receive any consideration therefor; and (y) the assignment is expressly permitted by the applicable Award Agreement, and provided, that the termination of Service shall continue to refer to the termination of Service of the original Participant. The Committee’s approval of an Award Agreement with assignment rights shall not require the Committee to include such assignment rights in an Award Agreement with any other Participant. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and the Participant shall deliver a copy thereof to the Committee on or prior to the effective date of the assignment. An assignee or transferee of an Option must sign an agreement with the Corporation to be bound by the terms of the applicable Award Agreement. Notwithstanding any of the preceding in this Section 10.17, under no circumstances will a Participant be permitted to transfer an Option to a third-party financial institution without prior shareholder approval.

Except as otherwise provided in a Participant’s Award Agreement, no Option, SAR, RSU, Restricted Stock, or Performance Unit granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code Section 414(p)). The Committee may, in its discretion, require a Participant’s guardian or legal representative to supply it with the evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

Section 10.18 Awards to Foreign Nationals and Employees Outside the United States. To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law of practice and to further the purposes of this Plan, the Committee may, without amending the Plan, (i) establish rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Participants in accordance with those rules.

Notwithstanding the provisions of Sections 3.2, 3.3 and 6.1, where applicable foreign law requires that compensatory stock right be priced based upon a specific price averaging method and period, a stock right granted in accordance with such applicable foreign law will be treated as meeting the requirements of Sections 3.2, 3.3 or 6.1 and Code Section 409A, provided that the averaging period does not exceed thirty (30) calendar days.

Section 10.19 Compliance With Code Section 409A. Notwithstanding any provision of the Plan to the contrary, Awards under the Plan are intended to be exempt from or, in the alternative, comply with Code Section 409A and the interpretive guidance thereunder, including the exceptions for stock rights and short-term deferrals. The Plan will be construed and interpreted in accordance with such intent. The Plan is, and all Awards made under this Plan are, intended to comply with Code Section 409A, including the exceptions for stock rights, short-term deferrals, separation pay arrangements, reimbursements, and in-kind distributions, and shall be construed, interpreted and administered accordingly. If any provision of the Plan or an Award Agreement needs to be revised to satisfy the requirements of Code Section 409A, then such provision shall be modified or restricted to the extent and in the manner necessary to be in compliance with such requirements of Code Section 409A and any such modification will attempt to maintain the same economic results as were intended under the Plan and

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Annex D – Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan

Award Agreement. The Corporation cannot guarantee that the Awards, payments and benefits that may be made or provided under the Plan will satisfy all applicable provisions of Code Section 409A. Payments made to a Participant under the Plan or an Award Agreement in error shall be returned to the Corporation and do not create a legally binding right to such payments.

If a Participant is a “specified employee” (as such term is defined for purposes of Code Section 409A) at the time of his or her termination of Service, no amount that is subject to Code Section 409A and that becomes payable by reason of such termination of Service shall be paid to the Participant before the earlier of (i) the expiration of the six (6) month period measured from the date of the Participant’s termination of Service, and (ii) the date of the Participant’s death. A termination of Service shall be deemed to occur only if it is a “separation from service” within the meaning of Code Section 409A, and references in the Plan and any Award Agreement to “termination,” “termination of employment,” or like terms shall mean a “separation from service.”

Further notwithstanding the foregoing, to the extent necessary to avoid subjecting Participants to interest and additional tax under Code Section 409A, no “Change in Control” will be deemed to occur unless and until Code Section 409A(a)(2)(A)(v) is satisfied.

Section 10.20 Statute of Limitations for Claims Involving the Plan or Awards. If a Participant believes that the Committee has not followed his or her election, or the Participant believes that he or she has a claim against the Plan, the Corporation or Committee under the terms of the Plan or an Award Agreement, the Participant must file a written claim with the Committee within twelve (12) months after the Participant learned of the claim or allegedly made the election.

Section 10.21 Other Agreements. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent an employment agreement, offer letter, severance agreement or similar agreement between a Participant and the Corporation or an Affiliate provides vesting terms with respect to an Award that are more favorable to the Participant than those set forth in the Plan or an Award Agreement, the vesting terms in such employment agreement, offer letter, severance agreement or similar agreement shall control. Shares authorized under the Plan may be used in connection with or to satisfy obligations of the Corporation or an affiliate to Eligible Individuals under other compensation or incentive plans, programs or arrangements of the Corporation or an affiliate, subject to the minimum vesting provisions of the Plan, which vesting provisions may be satisfied by reference to the vesting or performance period of any such other compensation or incentive plan, program or arrangement the obligations of which are satisfied through the use of Shares under the Plan.

D - 20 F.N.B. Corporation

C/O BROADRIDGE

P.O. BOX 1342

BRENTWOOD, NY 11717

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. For your vote to count, vote by 11:59 p.m. Eastern Time on May 7, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 6, 2024 for shares held in a Plan. Have this proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/FNB2024

You should access the meeting via the Internet and you may vote during the meeting. Have the instructions that are printed in the box marked by the arrow available and follow the instructions. Please see the 2024 F.N.B Corporation Proxy Statement for explanation on accessing the meeting.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. For your vote to count, vote by 11:59 p.m. Eastern Time on May 7, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 6, 2024 for shares held in a Plan. Have your proxy card available when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your mailed proxy card must be received by 11:59 p.m. on May 7, 2024 in order for it to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V30492-P06141        KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

F.N.B. CORPORATION			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR each of the Nominees listed below:
Vote on Directors			☐	☐	☐
1.	Election of 11 Directors

Nominees:
	01) Pamela A. Bena 02) William B. Campbell 03) James D. Chiafullo 04) Vincent J. Delie, Jr. 05) Mary Jo Dively 06) David J. Malone	07) Frank C. Mencini 08) David L. Motley 09) Heidi A. Nicholas 10) John S. Stanik 11) William J. Strimbu				Vote on Proposal 3:
						The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain
						3.	Approval and adoption of the Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan.	☐	☐	☐

Vote on Proposal 2:						Vote on Proposal 4:

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain	The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

2.	Advisory approval of the 2023 named executive officer compensation.		☐	☐	☐	4.	Ratification of appointment of Ernst & Young LLP as F.N.B. Corporation’s independent registered public accounting firm for the 2024 fiscal year.	☐	☐	☐

	Yes	No
Plan to attend the virtual meeting?	☐	☐

Note: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

F.N.B. Corporation 2024 Annual Meeting of Shareholders

Wednesday, May 8, 2024

Meeting begins at 8:30 a.m. Eastern Time

www.virtualshareholdermeeting.com/FNB2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, 2024 Proxy Statement, 2023 Annual Report and 2023 Form 10-K are available at www.proxyvote.com.

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V30493-P06141

Annual Meeting of Shareholders

May 8, 2024 8:30 AM

This proxy is solicited by the Board of Directors

The Shareholder(s), by their signature on the proxy card, hereby appoint(s) Vincent J. Calabrese, James L. Dutey and Thomas M. Whitesel, as proxies, with full power of substitution, to vote all shares of common stock of F.N.B. Corporation held of record by the undersigned on March 6, 2024 at the Annual Meeting of Shareholders to be held on May 8, 2024, and at any adjournment thereof, upon all Proposals that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, in accordance with the directions indicated on the reverse side of this card or provided through the telephone or Internet proxy procedures, and at the discretion of the proxies on any other matters that may properly come before the meeting.

If specific voting directions are not given with respect to the matters to be acted upon and the signed and dated card is returned, it will be treated as an instruction to vote such shares in accordance with the Board of Directors’ recommendations below on the matters listed on the reverse side of this card and at the discretion of the proxies on any other matters that may properly come before the meeting.

The Board of Directors recommends a vote FOR all director nominees in Proposal 1, FOR Proposal 2 - An advisory resolution on 2023 named executive officer compensation, FOR Proposal 3 - Approval and adoption of the Amended and Restated F.N.B. Corporation 2022 Incentive Compensation Plan and FOR Proposal 4 - Ratification of appointment of Ernst & Young LLP for 2024 (each proposal is described more fully in the proxy statement). The Board of Directors knows of no other matters that are to be presented at the meeting.

Continued and to be signed on reverse side